OPPENHEIMER STRATEGIC BOND FUND/VA

INDEPENDENT AUDITORS' REPORT
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TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER STRATEGIC BOND
FUND/VA:

     We have audited the  accompanying  statement of assets and  liabilities  of
Oppenheimer  Strategic Bond Fund/VA,  a series of Oppenheimer  Variable  Account
Funds, including the statement of investments,  as of December 31, 2003, and the related  statement of  operations  for the year then ended,  the  statements  of changes in net assets for each of the two years in the period  then  ended,  and the financial  highlights for the periods indicated.  These financial statements and financial  highlights are the responsibility of the Fund's  management.  Our responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audits.

     We conducted our audits in accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by  correspondence  with the custodian and brokers;  where replies were not received from brokers,  we performed  other auditing procedures.  An audit also includes assessing the accounting principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly,  in all material  respects,  the financial  position of
Oppenheimer  Strategic  Bond Fund/VA as of December 31, 2003, the results of its operations  for the year then  ended,  the changes in its net assets for each of the two years in the period then ended,  and the  financial  highlights  for the periods indicated,  in conformity with accounting  principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
February 12, 2004

OPPENHEIMER STRATEGIC BOND FUND/VA
STATEMENT OF INVESTMENTS  December 31, 2003
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                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
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ASSET-BACKED SECURITIES--5.3%
American Money Management
Corp., Commercial Debt
Obligations Sub. Bonds, Series I,
Cl. D1, 13.602%, 1/15/12 1          $   172,858   $     146,930
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Bank One Auto Securitization
Trust, Automobile Receivables,
Series 2003-1, Cl. A 2, 1.29%,
8/21/06                                 620,000         619,856
----------------------------------------------------------------
BMW Vehicle Owner Trust,
Automobile Loan Certificates,
Series 2003-A, Cl. A 2,
1.45%, 11/25/05 1                       900,878         902,341
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Capital Auto Receivables Asset
Trust, Automobile Mtg.-Backed
Nts., Series 2003-2, Cl. A 2A,
1.20%, 5/16/05                          760,000         760,404
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Caterpillar Financial Asset Trust,
Equipment Loan Pass-Through
Certificates, Series 2003-A,
Cl. A 2, 1.25%, 10/25/05                460,000         460,187
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Centex Home Equity Co. LLC,
Home Equity Loan
Asset-Backed Certificates:
Series 2003-A, Cl. AF1,
1.836%, 10/25/17                        146,576         146,706
Series 2003-B, Cl. AF1,
1.64%, 2/25/18 1                        218,050         217,993
Series 2003-C, Cl. AF1,
2.14%, 7/25/18                          655,704         657,228
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Chase Funding Mortgage Loan
Asset-Backed Certificates,
Home Equity Mtg. Obligations:
Series 2003-3, Cl. 1A 1,
1.199%, 8/25/17 2                       336,407         336,449
Series 2003-4, Cl. 1A 1,
1.24%, 9/25/17 2                        733,950         734,130
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Chase Manhattan Auto Owner
Trust, Automobile Loan
Pass-Through Certificates:
Series 2003-A, Cl. A 2,
1.26%, 1/16/06 1                        290,000         290,190
Series 2003-B, Cl. A 2,
1.287%, 3/15/06                         360,000         360,123
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CitiFinancial Mortgage Securities,
Inc., Home Equity Collateralized
Mtg. Obligations:
Series 2003-1, Cl. AF1,
1.94%, 1/25/33                          244,026         244,234
Series 2003-2, Cl. AF1,
1.219%, 5/25/33 1,2                     346,095         346,081
Series 2003-3, Cl. AF1,
1.261%, 8/25/33 1,2                     510,816         510,828

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
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ASSET-BACKED SECURITIES Continued
Conseco Finance
Securitizations Corp., Home
Equity Loan Pass-Through
Certificates, Series 2001-D,
Cl. M2, 2.87%, 11/15/32 2           $ 3,000,000   $   2,947,321
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Consumer Credit Reference
Index Securities Program, Credit
Card Asset-Backed Certificates,
Series 2002-B, Cl. FX, 10.421%,
3/22/07 1                               500,000         526,130
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DaimlerChrysler Auto Trust,
Automobile Loan Pass-Through
Certificates:
Series 2002-B, Cl. A 2,
2.20%, 4/6/05                            62,005          62,108
Series 2003-A, Cl. A 2,
1.52%, 12/8/05                        1,070,000       1,071,937
Series 2003-B, Cl. A 2,
1.61%, 7/8/06                           970,000         962,628
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Embarcadero Aircraft
Securitization Trust, Airplane
Collateral Obligations, Series
2000-A, Cl. B, 0.678%, 8/15/25 1,3    1,820,063           4,550
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Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2003-A, Cl.
A 2A, 1.62%, 8/15/05                    404,958         405,826
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Harley-Davidson Motorcycle
Trust, Motorcycle Receivable Nts.:
Series 2002-2, Cl. A 1,
1.91%, 4/16/07                          224,526         225,294
Series 2003-3, Cl. A 1,
1.50%, 1/15/08                          925,846         927,436
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Honda Auto Receivables Owner
Trust, Automobile Receivables
Obligations:
Series 2003-1, Cl. A 2,
1.46%, 9/19/05                          543,221         544,053
Series 2003-3, Cl. A 2,
1.52%, 4/21/06                        1,190,000       1,191,952
Series 2003-4, Cl. A 2,
1.58%, 7/17/06                          960,000         961,561
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Household Automotive Trust,
Automobile Loan Certificates,
Series 2003-2, Cl. A 2, 1.56%,
12/18/06                                430,000         430,577
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Impac Secured Assets CMN
Owner Trust, Home Equity
Collateralized Mtg. Obligations,
Series 2001-5, Cl.
M1, 7.25%, 8/25/31                    2,197,000       2,324,020

STATEMENT OF INVESTMENTS  Continued
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                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
Lehman ABS Manufactured
Housing Contract, Commercial
Mtg. Pass-Through Certificates,
Series 2001-B, Cl. A4, 5.27%,
9/15/18                             $ 2,911,035   $   2,810,117
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M&I Auto Loan Trust,
Automobile Loan Certificates:
Series 2002-1, Cl. A 3,
2.49%, 10/22/07                         730,000         736,341
Series 2003-1, Cl. A 2,
1.60%, 7/20/06                          820,000         820,315
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NC Finance Trust, Collateralized
Mtg. Obligations, Series 1999-I,
Cl. ECFD, 8.75%, 12/25/28 1              69,314          20,794
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Nissan Auto Lease Trust, Auto
Lease Obligations, Series 2003-A,
Cl. A 2, 1.69%, 12/15/05                640,000         641,773
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Nissan Auto Receivables Owner
Trust, Automobile Receivable Nts.:
Series 2003-A, Cl. A 2,
1.45%, 5/16/05                          800,742         801,786
Series 2003-B, Cl. A 2,
1.20%, 11/15/05                       1,110,000       1,110,434
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Principal Residential Mortgage
Capital Resources Trust, Real
Estate Mtg. Investment Conduit
Participation Certificates,
Series 2000-1, Cl. B,
2.799%, 6/20/05 1,2                   1,000,000         990,625
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Residential Funding Mortgage
Securities II, Inc., Home Equity
Loan Pass-Through Certificates,
Series 2003-HS1, Cl. AI2, 1.241%,
1/25/33 2                               295,040         295,205
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Toyota Auto Receivables
Owner Trust, Automobile
Mtg.-Backed Obligations:
Series 2002-B, Cl. A 3,
3.76%, 6/15/06                          285,552         289,374
Series 2003-A, Cl. A 2,
1.28%, 8/15/05                        1,027,717       1,028,653
Series 2003-B, Cl. A 2,
1.43%, 2/15/06                          780,000         780,404
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USAA Auto Owner Trust,
Automobile Loan
Asset-Backed Nts.:
Series 2002-1, Cl. A 3,
2.41%, 10/16/06                         450,285         453,520
Series 2003-1, Cl. A 2,
1.22%, 4/17/06                          660,000         660,252

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
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ASSET-BACKED SECURITIES Continued
Volkswagen Auto Loan
Enhanced Trust, Automobile
Loan Receivables:
Series 2003-1, Cl. A 2,
1.11%, 12/20/05                     $ 1,420,000   $   1,419,473
Series 2003-2, Cl. A 2,
1.55%, 6/20/06                          550,000         550,888
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Whole Auto Loan Trust,
Automobile Loan Receivables:
Series 2002-1, Cl. A 2,
1.88%, 6/15/05                          754,823         756,877
Series 2003-1, Cl. A 2A,
1.40%, 4/15/06                        1,120,000       1,120,973
                                                  --------------
Total Asset-Backed Securities
(Cost $36,475,254)                                   34,606,877

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MORTGAGE-BACKED OBLIGATIONS--14.6%
Asset Securitization Corp.,
Commercial Mtg.
Pass-Through Certificates:
Series 1996-D2, Cl. A 3,
7.515%, 2/14/29 2                     3,000,000       3,156,246
Series 1996-MD6, Cl. A7,
7.961%, 11/13/29 2                    2,000,000       1,966,478
Series 1997-D4, Cl. B1,
7.525%, 4/14/29                         375,000         359,606
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CIT Equipment Collateral,
Equipment Receivable-
Backed Nts.,
Series 2003-EF1, Cl. A 2,
1.49%, 12/20/05                         300,000         300,146
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Federal Home Loan
Mortgage Corp.:
5%, 1/1/34 4                          1,229,000       1,213,254
7%, 9/1/33-11/1/33                    1,559,185       1,653,594
11%, 11/1/14                            116,841         129,985
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Federal Home Loan Mortgage
Corp., Gtd. Mtg. Pass-Through
Participation Certificates,
Series 151, Cl. F, 9%, 5/15/21          177,765         178,064
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Federal Home Loan Mortgage
Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 2500, Cl. FD,
1.62%, 3/15/32 2                        262,051         260,342
Series 2526, Cl. FE,
1.52%, 6/15/29 2                        286,002         285,189
Series 2551, Cl. FD,
1.52%, 1/15/33 2                        247,768         248,775

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
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MORTGAGE-BACKED OBLIGATIONS Continued
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 177, Cl. B,
(2.489)%, 7/1/26 5                  $   717,861   $     126,699
Series 208, Cl. IO,
(34.206)%, 6/1/30 5                   1,395,321         227,770
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Federal Home Loan Mortgage
Corp., Structured Pass-Through
Securities, Collateralized Mtg.
Obligations:
Series H006, Cl. A 1,
1.724%, 4/15/08                         163,137         163,010
Series T-42, Cl. A 2,
5.50%, 2/25/42                          134,287         136,315
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Federal National Mortgage Assn.:
5%, 1/1/34 4                          2,201,000       2,178,303
5.50%, 1/14/34 4                      7,120,000       7,213,450
6%, 2/25/34 4                         4,286,000       4,430,653
6.50%, 5/1/29-5/1/32                  2,453,676       2,567,442
6.50%, 1/25/34 4                     17,939,000      18,763,082
7%, 9/1/33-11/1/33                      862,880         915,256
7%, 7/1/32-1/25/34 4                 31,846,794      33,727,817
7.50%, 8/1/25                            37,715          40,454
8.50%, 7/1/32                            93,593         101,073
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Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1993-202, Cl. PH,
6.50%, 2/25/22 6                        219,392         219,368
Trust 2002-77, Cl. WF,
1.52%, 12/18/32 2                       429,914         431,252
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Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 2003-81, Cl. PA, 5%, 2/25/12      236,556         242,292
----------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped
Mtg.-Backed Security:
Trust 294, Cl. 2, (33.063)%, 2/1/28 5   284,563          49,526
Trust 313, Cl. 2,
(27.665)%, 6/25/31 5                  1,750,932         297,578
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First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates:
Series 1997-CHL1, Cl. D,
7.96%, 4/29/39 1,2                      350,000         349,781
Series 1997-CHL1, Cl. E,
7.96%, 4/29/39 1,2                      600,000         486,750
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GMAC Commercial Mortgage
Securities, Inc., Mtg. Pass-Through
Certificates, Series 1998-C1, Cl. F,
7.172%, 5/15/30 2                     1,800,000       1,813,351

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
Government National
Mortgage Assn.:
5.625%, 11/20/25 2                  $    26,732   $      27,528
7%, 3/15/28-7/15/28                   2,094,849       2,236,885
7.50%, 2/15/27                          232,474         249,932
8%, 11/15/25-5/15/26                    165,112         180,333
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Government National Mortgage
Assn., Gtd. Multiclass Mtg.
Participation Certificates,
Series 1999-27, Cl. PQ,
7.50%, 8/16/28                        4,327,024       4,406,974
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Lehman Structured Securities Corp.,
Collateralized Mtg. Obligations,
Series 2001-GE4, Cl. A,
111.60%, 10/25/30 2                      32,391          32,847
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Merrill Lynch Mortgage
Investors, Inc., Mtg. Pass-Through
Certificates,
Series 1995-C2, Cl. D,
7.688%, 6/15/21 2                       183,742         197,779
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Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. F,
7.457%, 2/15/28 2,7                     162,744         149,120
Series 1997-RR, Cl. D, 7.709%,
4/30/39 2,7                             450,024         422,120
Series 1997-RR, Cl. E,
7.709%, 4/30/39 2,7                     300,016         237,928
Series 1997-RR, Cl. F,
7.709%, 4/30/39 2,7                     600,032         397,482
Series 1997-XL1, Cl. G, 7.695%,
10/3/30 7                               390,000         345,359
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Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG
2000-C1, Cl. A 2, 7.306%, 10/6/15       556,000         641,427
----------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 1996-B, Cl. 1, 6.865%,
4/25/26 1,2                              68,140          59,239
Series 1996-C1, Cl. F,
8.467%, 1/20/06 1,2                   1,000,000         950,000
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Structured Asset Securities Corp.,
Commercial Mtg. Obligations, Series
1995-C4, Cl. E, 8.964%, 6/25/26 1,2       2,708           2,708
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Washington Mutual Mortgage
Securities Corp., Collateralized
Mtg. Obligations Pass-Through
Certificates, Series 2003-AR7, Cl. A 1,
1.507%, 8/25/33 2                       601,986         602,443
                                                  --------------
Total Mortgage-Backed Obligations
(Cost $95,874,587)                                   95,373,005

STATEMENT OF INVESTMENTS  Continued
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                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--9.0%
Federal Home Loan Bank
Unsec. Bonds, 4.875%, 11/15/13      $ 1,540,000   $   1,559,680
----------------------------------------------------------------
Federal Home Loan Mortgage
Corp. Unsec. Nts.:
2.375%, 4/15/06                       5,000,000       5,022,505
4.50%, 1/15/13                        3,435,000       3,423,936
4.875%, 3/15/07                       5,000,000       5,326,520
5.50%, 7/15/06                       11,100,000      11,966,788
----------------------------------------------------------------
Federal National Mortgage
Assn. Unsec. Nts.:
4.25%, 7/15/07                        8,840,000       9,239,957
5.25%, 6/15/06                        5,150,000       5,512,272
7.25%, 1/15/10-5/15/30                9,000,000      10,802,841
----------------------------------------------------------------
Resolution Funding Corp. Federal
Book Entry Principal Strips,
5.85%, 1/15/21 8                      1,220,000         471,770
----------------------------------------------------------------
U.S. Treasury Bonds:
8.875%, 2/15/19                         335,000         479,050
8.875%, 8/15/17 9,10                  1,630,000       2,308,998
STRIPS, 4.20%, 2/15/11 8                900,000         676,901
STRIPS, 4.96%, 2/15/16 8                171,000          94,307
----------------------------------------------------------------
U.S. Treasury Nts., 1.75%, 12/31/04   1,000,000       1,005,352
----------------------------------------------------------------
United States (Government of)
Gtd. Israel Aid Bonds,
5.50%, 12/4/23                          960,000         971,339
                                                  --------------
Total U.S. Government Obligations
(Cost $59,062,788)                                   58,862,216

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FOREIGN GOVERNMENT OBLIGATIONS--24.3%
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ARGENTINA--1.1%
Argentina (Republic of) Bonds:
1.162%, 8/3/12 2                      9,780,000       6,099,698
1.278%, 5/3/05 3                         98,000          91,998
2%, 9/30/081 [ARP]                    1,050,000         313,548
Series PR12, 2%, 1/3/16 1,3,11 [ARP]     15,300           4,357
----------------------------------------------------------------
Argentina (Republic of) Disc.
Bonds, 2.345%, 3/31/23 3                260,000         131,300
----------------------------------------------------------------
Argentina (Republic of) Par Bonds,
5.984%, 3/31/23 3                       565,000         279,675
----------------------------------------------------------------
Argentina (Republic of) Treasury Bills,
14.75%, 10/8/04 8 [ARP]                  17,000           5,384
----------------------------------------------------------------
Buenos Aires (Province of) Bonds,
Bonos de Consolidacion de Deudas,
Series PBA 1, 3.257%, 4/1/07 1,3 [ARP]   86,308          30,733
----------------------------------------------------------------
JPMorgan Chase Bank, Argentina
(Republic of) Treasury Bills, 8.84%,
2/20/04 1 [ARP]                          35,000          11,410
                                                  --------------
                                                      6,968,103

----------------------------------------------------------------
AUSTRIA--0.7%
Austria (Republic of) Nts.:
5.50%, 10/20/07 [EUR]                 2,440,000       3,314,740
Series 98-3, 3.90%, 10/20/05 [EUR]      475,000         613,371

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
AUSTRIA Continued
Austria (Republic of) Sr. Unsec.
Unsub. Nts., Series 1, 5%,
7/15/12 [EUR]                           529,000   $     704,808
                                                  --------------
                                                      4,632,919

----------------------------------------------------------------
BELGIUM--1.0%
Belgium (Kingdom of) Bonds:
5%, 9/28/11 [EUR]                       540,000         721,180
Series 19, 6.50%, 3/31/05 [EUR]       1,180,000       1,563,558
Series 26, 6.25%, 3/28/07 [EUR]       2,170,000       2,996,063
Series 28, 5.75%, 3/28/08 [EUR]         755,000       1,038,409
                                                  --------------
                                                      6,319,210

----------------------------------------------------------------
BRAZIL--0.1%
Brazil (Federal Republic of) Bonds,
Series 15 yr., 2.063%, 4/15/09 2         16,177          15,368
----------------------------------------------------------------
Brazil (Federal Republic of) Unsec.
Unsub. Bonds, Cl. B, 8.875%, 4/15/24    958,000         935,248
                                                  --------------
                                                        950,616

----------------------------------------------------------------
COLOMBIA--0.1%
Colombia (Republic of) Unsec.
Unsub. Bonds, 8.375%, 2/15/27           615,000         568,875
----------------------------------------------------------------
DENMARK--0.3%
Denmark (Kingdom of) Nts., 4%,
8/15/08 [DKK]                        12,095,000       2,081,279
----------------------------------------------------------------
DOMINICAN REPUBLIC--0.0%
Dominican Republic Unsec.
Unsub. Bonds, 9.50%, 9/27/06            196,000         165,620
----------------------------------------------------------------
FINLAND--0.0%
Finland (Republic of) Sr. Unsec.
Unsub. Bonds, 2.75%, 7/4/06 [EUR]       220,000         276,031

----------------------------------------------------------------
FRANCE--1.4%
France (Government of) Obligations
Assimilables du Tresor Bonds:
5%, 4/25/12 [EUR]                     1,060,000       1,411,371
5.50%, 10/25/07 [EUR]                 4,115,000       5,587,009
----------------------------------------------------------------
France (Government of)
Treasury Nts.:
3 yr., 3.50%, 1/12/05 [EUR]           1,460,000       1,865,448
5 yr., 4.75%, 7/12/07 [EUR]             120,000         159,072
                                                  --------------
                                                      9,022,900

----------------------------------------------------------------
GERMANY--1.7%
Germany (Republic of) Bonds:
2%, 6/17/05 [EUR]                     2,120,000       2,659,088
5.375%, 1/4/10 [EUR]                  1,285,000       1,758,039
Series 01, 5%, 7/4/11 [EUR]           3,685,000       4,933,469
Series 140, 4.50%, 8/17/07 [EUR]      1,395,000       1,834,014
                                                  --------------
                                                     11,184,610

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
GREAT BRITAIN--0.6%
United Kingdom Treasury Nts.,
7.50%, 12/7/06 [GBP]                  1,995,000   $   3,860,631
----------------------------------------------------------------
GREECE--1.1%
Greece (Republic of) Bonds:
3.50%, 4/18/08 [EUR]                  1,055,000       1,329,900
4.60%, 5/20/13 [EUR]                  1,545,000       1,975,933
5.35%, 5/18/11 [EUR]                  1,115,000       1,511,443
----------------------------------------------------------------
Greece (Republic of)
Sr. Unsub. Bonds,
4.65%, 4/19/07 [EUR]                  1,610,000       2,125,541
                                                  --------------
                                                      6,942,817

----------------------------------------------------------------
GUATEMALA--0.1%
Guatemala (Republic of) Nts.:
10.25%, 11/8/11 7                       250,000         291,875
10.25%, 11/8/11                         355,000         414,463
                                                  --------------
                                                        706,338

----------------------------------------------------------------
ITALY--1.9%
Italy (Republic of) Treasury
Bonds, Buoni del Tesoro
Poliennali:
4%, 3/1/05 [EUR]                        520,000         667,905
5%, 10/15/07 [EUR]                    5,080,000       6,786,354
5.25%, 12/15/05 [EUR]                 2,590,000       3,423,709
5.25%, 8/1/11 [EUR]                   1,015,000       1,372,450
                                                  --------------
                                                     12,250,418

----------------------------------------------------------------
IVORY COAST--0.0%
Ivory Coast (Government of)
Past Due Interest Bonds,
1.90%, 3/29/18 1,3,11 [FRF]           2,194,500          70,155
----------------------------------------------------------------
JAPAN--7.5%
Japan (Government of) Bonds,
5 yr., Series 14,
0.40%, 6/20/06 [JPY]              5,194,000,000      48,718,770

----------------------------------------------------------------
MEXICO--0.5%
United Mexican States Bonds:
6.75%, 6/6/06 [JPY]                  80,000,000         850,760
7.50%, 4/8/33                           930,000         964,875
8.30%, 8/15/31                          400,000         452,000
----------------------------------------------------------------
United Mexican States Unsec.
Unsub. Nts., Series 6 BR, 6.75%,
6/6/06 [JPY]                         75,000,000         797,588
                                                  --------------
                                                      3,065,223

----------------------------------------------------------------
NEW ZEALAND--0.3%
New Zealand (Government of)
Bonds, 6.50%, 2/15/06 [NZD]           2,655,000       1,773,719
----------------------------------------------------------------
NIGERIA--0.1%
Central Bank of Nigeria Gtd.
Bonds, Series WW, 6.25%,
11/15/20                                275,000         244,750

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
NIGERIA Continued
Nigeria (Federal Republic of)
Promissory Nts., Series RC,
5.092%, 1/5/10                      $   272,611   $     235,786
                                                  --------------
                                                        480,536

----------------------------------------------------------------
PERU--0.1%
Peru (Republic of) Sr. Nts.,
4.53%, 2/28/16 8                      1,643,896       1,008,037
----------------------------------------------------------------
PHILIPPINES--0.1%
Philippines (Republic of) Nts.,
9.875%, 3/16/10                         250,000         278,125
----------------------------------------------------------------
Philippines (Republic of) Unsec.
Bonds, 8.875%, 4/15/08                  400,000         433,000
                                                  --------------
                                                        711,125

----------------------------------------------------------------
POLAND--0.5%
Poland (Republic of) Bonds,
Series 0K0805, 5.15%,
8/12/05 8 [PLZ]                      12,605,000       3,076,403
----------------------------------------------------------------
PORTUGAL--0.6%
Portugal (Republic of) Obrig
Do Tes Medio Prazo Nts.,
4.875%, 8/17/07 [EUR]                 1,620,000       2,153,915
----------------------------------------------------------------
Portugal (Republic of) Obrig
Do Tes Medio Prazo Unsec.
Unsub. Bonds, 5.85%, 5/20/10 [EUR]    1,415,000       1,975,706
                                                  --------------
                                                      4,129,621

----------------------------------------------------------------
RUSSIA--1.3%
Ministry Finance of Russia Debs.,
Series V, 3%, 5/14/08                 1,870,000       1,678,699
----------------------------------------------------------------
Russian Federation Unsec.
Unsub. Bonds, 7.50%, 3/31/30 7            5,000           4,838
----------------------------------------------------------------
Russian Federation Unsec.
Unsub. Nts.:
8.75%, 7/24/05                        3,360,000       3,637,200
10%, 6/26/07                          2,590,000       3,043,250
----------------------------------------------------------------
Russian Federation
Unsub. Nts., 5%, 3/31/30 2                4,875           4,704
                                                  --------------
                                                      8,368,691

----------------------------------------------------------------
SOUTH AFRICA--0.2%
South Africa (Republic of)
Unsec. Nts., 8.375%, 10/17/06         1,415,000       1,606,025
----------------------------------------------------------------
SPAIN--1.0%
Spain (Kingdom of) Bonds,
Bonos y Obligacion del Estado,
4.80%, 10/31/06 [EUR]                 2,530,000       3,350,698
----------------------------------------------------------------
Spain (Kingdom of) Treasury
Bills, 2.07%, 2/20/04 8 [EUR]         2,680,000       3,371,695
                                                  --------------
                                                      6,722,393

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
SWEDEN--0.9%
Sweden (Kingdom of) Debs.,
Series 1040, 6.50%, 5/5/08 [SEK]     37,205,000   $   5,674,211
----------------------------------------------------------------
THE NETHERLANDS--0.7%
The Netherlands
(Government of) Bonds:
4%, 7/15/05 [EUR]                       175,000         225,615
5%, 7/15/11 [EUR]                       475,000         637,007
Series 1, 5.75%, 2/15/07 [EUR]        2,865,000       3,892,752
                                                  --------------
                                                      4,755,374

----------------------------------------------------------------
TURKEY--0.2%
Turkey (Republic of) Nts.,
7.20%, 2/16/06 [JPY]                125,000,000       1,272,511
----------------------------------------------------------------
UKRAINE--0.2%
Ukraine (Government of) Bonds,
7.65%, 6/11/13                          665,000         694,925
----------------------------------------------------------------
Ukraine (Government of) Sr.
Unsec. Nts., 11%, 3/15/07               359,337         401,451
                                                  --------------
                                                      1,096,376
                                                  --------------
Total Foreign Government
Obligations (Cost $146,096,804)                     158,459,537

----------------------------------------------------------------
LOAN PARTICIPATIONS--0.7%
Algeria (Republic of) Loan
Participation Nts.,
2.063%, 3/4/10 1,2                      504,833         494,106
----------------------------------------------------------------
Deutsche Bank AG, OAO
Gazprom Loan Participation
Nts., 6.50%, 8/4/05                   1,520,000       1,532,312
----------------------------------------------------------------
Deutsche Bank AG, Indonesia
Rupiah Loan Participation Nts.:
2.636%, 3/25/05                       1,490,000       1,363,350
2.636%, 5/21/04 1                     1,330,000       1,260,175
                                                  --------------
Total Loan Participations
(Cost $4,361,704)                                     4,649,943

----------------------------------------------------------------
CORPORATE BONDS AND NOTES--32.0%
----------------------------------------------------------------
CONSUMER DISCRETIONARY--9.0%
----------------------------------------------------------------
AUTO COMPONENTS--0.6%
Cambridge Industries, Inc.,
Liquidating Trust Interests,
7/15/07 1,12                             77,456              --
----------------------------------------------------------------
Collins & Aikman
Floorcoverings, Inc., 9.75%
Sr. Sub. Nts., Series B, 2/15/10        200,000         215,000
----------------------------------------------------------------
Collins & Aikman
Products Co., 10.75%
Sr. Nts., 12/31/11                      400,000         395,000
----------------------------------------------------------------
Dana Corp.:
9% Unsec. Nts., 8/15/11                 420,000         508,200
10.125% Nts., 3/15/10                   200,000         234,000
----------------------------------------------------------------
Dura Operating Corp.:
9% Sr. Sub. Nts., Series B,
5/1/09 [EUR]                            200,000         245,963

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
AUTO COMPONENTS Continued
9% Sr. Unsec. Sub. Nts.,
Series D, 5/1/09                    $   500,000   $     502,500
----------------------------------------------------------------
Eagle-Picher, Inc., 9.75%
Sr. Nts., 9/1/13 7                      300,000         325,500
----------------------------------------------------------------
Metaldyne Corp.:
10% Sr. Nts., 11/1/13 7                 200,000         203,000
11% Sr. Sub. Nts., 6/15/12              300,000         277,500
----------------------------------------------------------------
Stoneridge, Inc., 11.50% Sr.
Nts., 5/1/12                            600,000         711,000
----------------------------------------------------------------
Tenneco Automotive, Inc.,
10.25% Sr. Sec. Nts.,
Series B, 7/15/13                       150,000         171,375
----------------------------------------------------------------
United Components, Inc.,
9.375% Sr. Sub. Nts., 6/15/13           200,000         219,500
                                                  --------------
                                                      4,008,538

----------------------------------------------------------------
AUTOMOBILES--0.2%
DirecTV Holdings LLC/DirecTV
Financing Co., Inc., 8.375% Sr.
Unsec. Nts., 3/15/13                    800,000         932,000
----------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.7%
Apcoa, Inc., 9.25% Sr. Unsec.
Sub. Nts., 3/15/08 1                    100,000          36,500
----------------------------------------------------------------
Aztar Corp., 9% Sr. Unsec. Sub.
Nts., 8/15/11                           850,000         937,125
----------------------------------------------------------------
Boca Resorts, Inc., 9.875% Sr.
Sub. Nts., 4/15/09                      450,000         481,500
----------------------------------------------------------------
Boyd Gaming Corp., 8.75% Sr.
Sub. Nts., 4/15/12                      300,000         330,750
----------------------------------------------------------------
Coast Hotels & Casinos, Inc.,
9.50% Sr. Unsec. Sub. Nts., 4/1/09      300,000         318,750
----------------------------------------------------------------
Dominos, Inc., 8.25% Sr. Sub.
Nts., 7/1/11 7                          400,000         430,500
----------------------------------------------------------------
Gaylord Entertainment Co.,
8% Sr. Nts., 11/15/13 7                 300,000         318,000
----------------------------------------------------------------
Hilton Hotels Corp., 7.625%
Nts., 12/1/12                           600,000         677,250
----------------------------------------------------------------
Hollywood Park, Inc., 9.25%
Sr. Unsec. Sub. Nts.,
Series B, 2/15/07                       325,000         338,000
----------------------------------------------------------------
Intrawest Corp., 7.50% Sr. Nts.,
10/15/13 7                              625,000         653,125
----------------------------------------------------------------
Isle of Capri Casinos, Inc., 9%
Sr. Sub. Nts., 3/15/12                  500,000         558,750
----------------------------------------------------------------
John Q. Hammons Hotels, Inc.,
8.875% Sr. Nts., Series B, 5/15/12      300,000         332,250
----------------------------------------------------------------
Jupiters Ltd., 8.50% Sr. Unsec.
Nts., 3/1/06 1                          400,000         438,000
----------------------------------------------------------------
Mandalay Resort Group,
10.25% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                        650,000         754,000

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
MGM Mirage, Inc., 8.375%
Sr. Unsec. Sub. Nts., 2/1/11 6      $ 1,200,000   $   1,365,000
----------------------------------------------------------------
Mohegan Tribal Gaming
Authority:
6.375% Sr. Sub. Nts., 7/15/09           250,000         259,375
8% Sr. Sub. Nts., 4/1/12                400,000         435,000
8.375% Sr. Sub. Nts., 7/1/11 1          600,000         657,000
----------------------------------------------------------------
Park Place Entertainment Corp.,
7.875% Sr. Sub. Nts., 3/15/10           200,000         222,500
----------------------------------------------------------------
Premier Cruise Ltd., 11%
Sr. Nts., 3/15/08 1,3,11                250,000              --
----------------------------------------------------------------
Premier Parks, Inc., 9.75%
Sr. Nts., 6/15/07                       500,000         524,375
----------------------------------------------------------------
Prime Hospitality Corp., 8.375%
Sr. Sub. Nts., 5/1/12                   400,000         415,000
----------------------------------------------------------------
River Rock Entertainment LLC,
9.75% Sr. Nts., 11/1/11 7               300,000         324,000
----------------------------------------------------------------
Royal Caribbean Cruises Ltd.:
8% Sr. Unsec. Nts., 5/15/10             250,000         273,750
8.75% Sr. Unsub. Nts., 2/2/11           300,000         340,500
----------------------------------------------------------------
Six Flags, Inc.:
8.875% Sr. Nts., 2/1/10                 800,000         825,000
9.75% Sr. Nts., 4/15/13               1,000,000       1,057,500
----------------------------------------------------------------
Starwood Hotels &
Resorts Worldwide,
Inc., 7.875% Sr. Nts., 5/1/12           900,000       1,017,000
----------------------------------------------------------------
Station Casinos, Inc., 9.875%
Sr. Unsec. Sub. Nts., 7/1/10            800,000         884,000
----------------------------------------------------------------
Sun International Hotels Ltd.,
8.875% Sr. Unsec. Sub. Nts.,
8/15/11                                 700,000         768,250
----------------------------------------------------------------
Trump Atlantic City Associates/
Trump Atlantic City Funding, Inc.,
11.25% First Mtg. Nts., 5/1/06           25,000          19,188
----------------------------------------------------------------
Trump Casino Holdings LLC/
Trump Casino Funding, Inc.,
11.625% Sr. Sec. Nts., 3/15/10          350,000         336,875
----------------------------------------------------------------
Universal City Development
Partners Ltd., 11.75% Sr. Nts.,
4/1/10 7                                500,000         587,500
----------------------------------------------------------------
Vail Resorts, Inc., 8.75% Sr.
Unsec. Sub. Nts., 5/15/09               200,000         212,000
----------------------------------------------------------------
Venetian Casino Resort LLC/
Las Vegas Sands, Inc.,
11% Sec. Nts., 6/15/10                  400,000         466,000
                                                  --------------
                                                     17,594,313

----------------------------------------------------------------
HOUSEHOLD DURABLES--0.8%
Beazer Homes USA, Inc., 8.375%
Sr. Nts., 4/15/12                       400,000         443,000
----------------------------------------------------------------
Blount, Inc., 13% Sr. Sub. Nts.,
8/1/09                                  300,000         324,750

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
HOUSEHOLD DURABLES Continued
D.R. Horton, Inc.:
9.375% Sr. Unsec. Sub. Nts.,
3/15/11                             $   400,000   $     456,000
9.75% Sr. Sub. Nts., 9/15/10            400,000         478,000
----------------------------------------------------------------
KB Home:
7.75% Sr. Nts., 10/15/04                300,000         309,000
8.625% Sr. Sub. Nts., 12/15/08          250,000         281,250
9.50% Sr. Unsec. Sub. Nts.,
2/15/11                                 400,000         448,000
----------------------------------------------------------------
Meritage Corp., 9.75% Sr.
Unsec. Nts., 6/1/11                     350,000         392,875
----------------------------------------------------------------
Salton, Inc., 10.75% Sr. Unsec.
Sub. Nts., 12/15/05                     425,000         435,625
----------------------------------------------------------------
Standard Pacific Corp.,
9.25% Sr. Sub. Nts., 4/15/12            200,000         224,000
----------------------------------------------------------------
WCI Communities, Inc.,
9.125% Sr. Sub. Nts., 5/1/12            300,000         331,500
----------------------------------------------------------------
William Lyon Homes, Inc.,
10.75% Sr. Nts., 4/1/13                 400,000         457,000
----------------------------------------------------------------
Williams Scotsman, Inc.,
9.875% Sr. Unsec. Nts., 6/1/07          800,000         814,000
                                                  --------------
                                                      5,395,000

----------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.0%
Remington Arms Co., Inc.,
10.50% Sr. Unsec. Nts., 2/1/11          200,000         214,000
----------------------------------------------------------------
MEDIA--3.8%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09 3,11     350,000         322,000
10.25% Sr. Unsec. Nts., 11/1/06 3,11    400,000         374,000
10.25% Sr. Unsec. Sub. Nts.,
6/15/11 3,11                            400,000         380,000
10.875% Sr. Unsec. Nts.,
10/1/10 3,11                            400,000         376,000
----------------------------------------------------------------
Allbritton Communications Co.,
7.75% Sr. Unsec. Sub. Nts.,
12/15/12                              1,200,000       1,251,000
----------------------------------------------------------------
AMC Entertainment, Inc.,
9.50% Sr. Unsec. Sub. Nts., 2/1/11      500,000         527,500
----------------------------------------------------------------
Block Communications, Inc.,
9.25% Sr. Sub. Nts., 4/15/09            400,000         432,000
----------------------------------------------------------------
Charter Communications
Holdings LLC/Charter
Communications
Holdings Capital Corp.:
0%/9.92% Sr. Unsec.
Disc. Nts., 4/1/11 13                   900,000         774,000
8.625% Sr. Unsec. Nts., 4/1/09        2,000,000       1,755,000
10.75% Sr. Unsec. Nts., 10/1/09       1,100,000       1,014,750
11.125% Sr. Unsec. Nts., 1/15/11        500,000         461,250
----------------------------------------------------------------
Cinemark USA, Inc., 9% Sr.
Unsec. Sub. Nts., 2/1/13                400,000         452,000

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
MEDIA Continued
Corus Entertainment, Inc., 8.75%
Sr. Sub. Nts., 3/1/12               $   300,000   $     331,500
----------------------------------------------------------------
CSC Holdings, Inc.,
7.625% Sr. Unsec.
Unsub. Nts., Series B, 4/1/11         1,750,000       1,850,625
----------------------------------------------------------------
EchoStar DBS Corp.:
9.375% Sr. Unsec. Nts., 2/1/09          750,000         788,438
10.375% Sr. Unsec. Nts., 10/1/07        800,000         881,000
----------------------------------------------------------------
Emmis Communications Corp.:
0%/12.50% Sr. Unsec.
Disc. Nts., 3/15/11 13                  548,000         510,325
8.125% Sr. Unsec. Sub. Nts.,
Series B, 3/15/09                       600,000         632,250
----------------------------------------------------------------
Entravision Communications
Corp., 8.125% Sr. Sub. Nts.,
3/15/09                                 400,000         430,000
----------------------------------------------------------------
Granite Broadcasting Corp.,
9.75% Sr. Sec. Nts., 12/1/10            600,000         601,500
----------------------------------------------------------------
Hollinger International
Publishing, Inc., 9% Sr.
Unsec. Nts., 12/15/10                   400,000         427,000
----------------------------------------------------------------
Houghton Mifflin Co., 8.25%
Sr. Unsec. Nts., 2/1/11                 400,000         430,000
----------------------------------------------------------------
Insight Midwest LP/Insight
Capital, Inc., 9.75% Sr. Nts.,
10/1/09                                 200,000         212,500
----------------------------------------------------------------
Lin Television Corp., 6.50%
Sr. Sub. Nts., 5/15/13 7                400,000         402,500
----------------------------------------------------------------
LodgeNet Entertainment Corp.,
9.50% Sr. Sub. Debs., 6/15/13 1         200,000         220,000
----------------------------------------------------------------
Mediacom LLC/Mediacom
Capital Corp., 9.50% Sr. Unsec.
Nts., 1/15/13                           500,000         532,500
----------------------------------------------------------------
News America Holdings, Inc.,
8.875% Sr. Debs., 4/26/23               625,000         803,294
----------------------------------------------------------------
PanAmSat Corp., 8.50% Sr.
Unsec. Nts., 2/1/12                     900,000       1,003,500
----------------------------------------------------------------
PRIMEDIA, Inc., 8% Sr. Nts.,
5/15/13 7                               900,000         922,500
----------------------------------------------------------------
R.H. Donnelley Financial Corp. I,
10.875% Sr. Sub. Nts., 12/15/12 7       400,000         476,500
----------------------------------------------------------------
Radio One, Inc., 8.875% Sr.
Unsec. Sub. Nts., Series B, 7/1/11      200,000         221,500
----------------------------------------------------------------
Regal Cinemas, Inc., 9.375%
Sr. Sub. Nts., Series B, 2/1/12         200,000         227,000
----------------------------------------------------------------
Shaw Communications, Inc.,
8.54% Debs., 9/30/27 [CAD]              340,000         253,169
----------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8% Sr. Unsec. Sub. Nts., 3/15/12      1,050,000       1,139,250
8.75% Sr. Sub. Nts., 12/15/11           300,000         334,500
----------------------------------------------------------------
Spanish Broadcasting System, Inc.,
9.625% Sr. Unsec. Sub. Nts., 11/1/09    800,000         858,000

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
MEDIA Continued
Vertis, Inc., 9.75% Sr. Sec. Nts.,
4/1/09                              $   200,000   $     218,250
----------------------------------------------------------------
Videotron Ltee, 6.875%
Sr. Nts., 1/15/14 7                     200,000         207,500
----------------------------------------------------------------
Vivendi Universal SA, 9.25%
Sr. Nts., 4/15/10 7                     550,000         654,500
----------------------------------------------------------------
Von Hoffmann Corp., 10.25%
Sr. Unsec. Nts., 3/15/09 7              200,000         214,000
----------------------------------------------------------------
WRC Media, Inc./Weekly Reader
Corp./CompassLearning Inc.,
12.75% Sr. Sub. Nts., 11/15/09          500,000         480,000
                                                  --------------
                                                     24,383,101

----------------------------------------------------------------
MULTILINE RETAIL--0.3%
J.C. Penney Co., Inc., 8% Nts.,
3/1/10                                  800,000         921,000
----------------------------------------------------------------
Saks, Inc.:
8.25% Sr. Unsec. Nts., 11/15/08         700,000         780,500
9.875% Nts., 10/1/11                    400,000         478,000
                                                  --------------
                                                      2,179,500

----------------------------------------------------------------
SPECIALTY RETAIL--0.4%
Asbury Automotive Group, Inc.,
9% Sr. Sub. Nts., 6/15/12               300,000         318,750
----------------------------------------------------------------
AutoNation, Inc., 9% Sr.
Unsec. Nts., 8/1/08                     500,000         576,250
----------------------------------------------------------------
CSK Auto, Inc., 12%
Sr. Unsec. Nts., 6/15/06                400,000         461,000
----------------------------------------------------------------
Eye Care Centers of America, Inc.,
9.125% Sr. Unsec. Sub. Nts., 5/1/08 1   200,000         201,000
----------------------------------------------------------------
Finlay Enterprises, Inc.,
9% Debs., 5/1/08                        100,000         102,875
----------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375%
Sr. Nts., 5/1/08                        300,000         312,000
----------------------------------------------------------------
Hollywood Entertainment Corp.,
9.625% Sr. Sub. Nts., 3/15/11 1         400,000         432,000
----------------------------------------------------------------
Petco Animal Supplies, Inc.,
10.75% Sr. Sub. Nts., 11/1/11 1         200,000         235,000
----------------------------------------------------------------
Rent-A-Center, Inc., 7.50%
Sr. Sub. Nts., Cl. B, 5/1/10            150,000         159,000
                                                  --------------
                                                      2,797,875

----------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.2%
Broder Bros. Co., 11.25%
Sr. Nts., 10/15/10 7                    400,000         396,000
----------------------------------------------------------------
Galey & Lord, Inc., 9.125%
Sr. Unsec. Sub. Nts., 3/1/08 1,3,11     400,000           5,000
----------------------------------------------------------------
Levi Strauss & Co., 12.25%
Sr. Nts., 12/15/12                      600,000         393,000
----------------------------------------------------------------
Oxford Industries, Inc., 8.875%
Sr. Nts., 6/1/11 7                      250,000         274,688

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1

----------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS Continued
Phillips/Van Heusen Corp.,
9.50% Sr. Unsec. Sub. Nts., 5/1/08  $   200,000   $     209,000
----------------------------------------------------------------
Russell Corp., 9.25% Sr. Nts.,
5/1/10                                  200,000         208,250
                                                  --------------
                                                      1,485,938

----------------------------------------------------------------
CONSUMER STAPLES--1.2%
----------------------------------------------------------------
BEVERAGES--0.1%
Constellation Brands, Inc.,
8.125% Sr. Sub. Nts., 1/15/12           300,000         330,000
----------------------------------------------------------------
FOOD & STAPLES RETAILING--0.4%
Delhaize America, Inc., 8.125%
Unsub. Debs., 4/15/11                 1,132,000       1,307,460
----------------------------------------------------------------
Fleming Cos., Inc.:
10.125% Sr. Unsec. Nts., 4/1/08 3,11    400,000          90,000
10.625% Sr. Unsec. Sub. Nts.,
Series D, 7/31/07 1,3                   200,000           1,500
----------------------------------------------------------------
Great Atlantic & Pacific Tea
Co., Inc. (The), 9.125% Sr. Nts.,
12/15/11                                400,000         368,000
----------------------------------------------------------------
Pantry, Inc. (The), 10.25%
Sr. Sub. Nts., 10/15/07                 200,000         208,000
----------------------------------------------------------------
Real Time Data Co., 13%
Disc. Nts., 5/31/09 1,3,11,14           142,981              --
----------------------------------------------------------------
Rite Aid Corp.:
8.125% Sr. Sec. Nts., 5/1/10            450,000         486,000
9.50% Sr. Sec. Nts., 2/15/11            200,000         226,500
                                                  --------------
                                                      2,687,460

----------------------------------------------------------------
FOOD PRODUCTS--0.6%
American Seafoods Group LLC,
10.125% Sr. Sub. Nts., 4/15/10 1        200,000         238,750
----------------------------------------------------------------
Aurora Foods, Inc., 8.75% Sr.
Sub. Nts., Series B, 7/1/08 3           200,000         157,000
----------------------------------------------------------------
Burns Philp Capital Pty Ltd.,
9.75% Sr. Sub. Nts., 7/15/12 7          450,000         483,750
----------------------------------------------------------------
Del Monte Corp., 8.625%
Sr. Sub. Nts., 12/15/12                 400,000         440,000
----------------------------------------------------------------
Doane Pet Care Co., 10.75%
Sr. Nts., 3/1/10 1                      350,000         364,000
----------------------------------------------------------------
Dole Food Co., Inc.:
8.625% Sr. Nts., 5/1/09                 400,000         441,000
8.875% Sr. Unsec. Nts., 3/15/11         200,000         220,500
----------------------------------------------------------------
Hines Nurseries, Inc.,
10.25% Sr. Nts., 10/1/11 7              200,000         219,000
----------------------------------------------------------------
Michael Foods, Inc., 8%
Sr. Sub. Nts., 11/15/13 7               200,000         209,500
----------------------------------------------------------------
Pinnacle Foods Holding Corp.,
8.25% Sr. Sub. Nts., 12/1/13 7          200,000         208,000
----------------------------------------------------------------
Smithfield Foods, Inc.,
7.625% Sr. Unsec.
Sub. Nts., 2/15/08                      400,000         406,000

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
FOOD PRODUCTS Continued
United Biscuits Finance plc,
10.75% Sr. Sub. Nts.,
4/15/11 1 [GBP]                         400,000   $     801,988
                                                  --------------
                                                      4,189,488

----------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.1%
AKI, Inc., 10.50% Sr.
Unsec. Nts., 7/1/08 1                   350,000         365,750
----------------------------------------------------------------
Playtex Products, Inc., 9.375% Sr.
Unsec. Sub. Nts., 6/1/11                500,000         507,500
----------------------------------------------------------------
Styling Technology Corp.,
10.875% Sr. Unsec. Sub. Nts.,
7/1/08 1,3,11                            70,000              --
                                                  --------------
                                                        873,250

----------------------------------------------------------------
ENERGY--2.8%
----------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.5%
Dresser, Inc., 9.375%
Sr. Sub. Nts., 4/15/11                  300,000         327,750
----------------------------------------------------------------
Hanover Compress Co., 8.625%
Sr. Nts., 12/15/10                      300,000         313,500
----------------------------------------------------------------
Hanover Equipment Trust
2001A, 8.50% Sr. Sec. Nts.,
Series A, 9/1/08                        500,000         532,500
----------------------------------------------------------------
Hornbeck-Leevac
Marine Services, Inc.,
10.625% Sr. Nts., 8/1/08              1,000,000       1,110,000
----------------------------------------------------------------
Ocean Rig Norway AS, 10.25%
Sr. Sec. Nts., 6/1/08                   700,000         661,500
----------------------------------------------------------------
Petroleum Helicopters, Inc.,
9.375% Sr. Nts., 5/1/09                 200,000         213,500
----------------------------------------------------------------
Universal Compression, Inc.,
7.25% Sr. Unsec. Sub. Nts.,
5/15/10                                 400,000         418,000
                                                  --------------
                                                      3,576,750

----------------------------------------------------------------
OIL & GAS--2.3%
Chesapeake Energy Corp.,
8.125% Sr. Unsec. Nts., 4/1/11          600,000         669,000
----------------------------------------------------------------
Forest Oil Corp., 7.75%
Sr. Nts., 5/1/14                        300,000         318,750
----------------------------------------------------------------
Frontier Oil Corp.,
11.75% Sr. Nts., 11/15/09               400,000         454,000
----------------------------------------------------------------
GulfTerra Energy Partners LP:
8.50% Sr. Unsec. Sub. Nts.,
Series B, 6/1/10                        255,000         290,700
10.625% Sr. Sub. Nts., 12/1/12          235,000         292,575
----------------------------------------------------------------
Leviathan Gas Pipeline Partners
LP/Leviathan Finance Corp.,
10.375% Sr. Unsec. Sub. Nts.,
Series B, 6/1/09 1                      400,000         436,000

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
OIL & GAS Continued
Newfield Exploration Co.,
8.375% Sr. Sub. Nts., 8/15/12       $   500,000   $     562,500
----------------------------------------------------------------
Paramount Resources Ltd.,
7.875% Sr. Nts., 11/1/10                400,000         400,000
----------------------------------------------------------------
Pemex Project Funding
Master Trust:
6.625% Nts., 4/4/10 [EUR]               690,000         903,840
8.50% Unsub. Nts., 2/15/08              420,000         480,900
----------------------------------------------------------------
Petroleos Mexicanos:
6.50% Unsub. Nts., 2/1/05             4,115,000       4,315,606
9.375% Sr. Unsec. Bonds, 12/2/08        585,000         699,075
----------------------------------------------------------------
Pioneer Natural Resources Co.,
7.50% Sr. Nts., 4/15/12                 600,000         690,689
----------------------------------------------------------------
Premcor Refining Group, Inc.,
9.50% Sr. Nts., 2/1/13 1                900,000       1,030,500
----------------------------------------------------------------
Tesoro Petroleum Corp., 8%
Sr. Sec. Nts., 4/15/08                1,000,000       1,067,500
----------------------------------------------------------------
Tom Brown, Inc., Units (each
unit consists of $512 principal
amount of 7.25% sr. sub. nts.,
due 2013 and $488 principal
amount of Tom Brown
Resources Funding Corp.,
7.25% sr. sub. nts., due 2013) 15       150,000         159,375
----------------------------------------------------------------
Westport Resources Corp.:
8.25% Sr. Sub. Nts., 11/1/11 7          800,000         884,000
8.25% Sr. Unsec. Sub. Nts., 11/1/11     400,000         442,000
----------------------------------------------------------------
XTO Energy, Inc., 7.50%
Sr. Nts., 4/15/12                       500,000         567,500
                                                  --------------
                                                     14,664,510

----------------------------------------------------------------
FINANCIALS--1.5%
----------------------------------------------------------------
CAPITAL MARKETS--0.2%
American Color Graphics, Inc.,
10% Sr. Sec. Nts., 6/15/10 7            200,000         206,000
----------------------------------------------------------------
Berry Plastics Corp.:
10.75% Sr. Sub. Nts., 7/15/12 7         350,000         404,688
10.75% Sr. Sub. Nts., 7/15/12           400,000         462,500
                                                  --------------
                                                      1,073,188

----------------------------------------------------------------
COMMERCIAL BANKS--0.1%
Bank Plus Corp., 12%
Sr. Nts., 7/18/07 1                       7,000           7,525
----------------------------------------------------------------
BankUnited Capital Trust, 10.25%
Capital Securities, 12/31/26 1          100,000         109,750
----------------------------------------------------------------
Local Financial Corp., 11%
Sr. Nts., 9/8/04 1                      150,000         157,125
----------------------------------------------------------------
Ongko International Finance
Co. BV, 10.50% Sec. Nts.,
3/29/04 1,3,11                           90,000             563
----------------------------------------------------------------
Western Financial Bank, 9.625%
Unsec. Sub. Debs., 5/15/12              500,000         560,000
                                                  --------------
                                                        834,963

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.3%
Bombardier Recreational, Inc.,
8.375% Sr. Sub. Nts., 12/15/13 7    $   200,000   $     210,000
----------------------------------------------------------------
Couche-Tard US LP/Couche-Tard
Finance Corp., 7.50% Sr. Sub. Nts.,
12/15/13 7                              150,000         157,875
----------------------------------------------------------------
Finova Group, Inc. (The),
7.50% Nts., 11/15/09                    900,000         544,500
----------------------------------------------------------------
LaBranche & Co., Inc., 12% Sr.
Unsec. Sub. Nts., 3/2/07                200,000         203,000
----------------------------------------------------------------
Pemex Project Funding Master
Trust, 7.375% Unsec. Unsub.
Nts., 12/15/14                          740,000         793,650
----------------------------------------------------------------
SBS Agro Finance BV, 10.25%
Bonds, 7/21/00 1,3,11                   339,000              --
                                                  --------------
                                                      1,909,025

----------------------------------------------------------------
INSURANCE--0.1%
Arbor I Ltd., 16.67% Nts.,
6/15/06 1,2                             500,000         502,550
----------------------------------------------------------------
Conseco, Inc., Escrow Shares,
6/15/09 11,12                           300,000              --
                                                  --------------
                                                        502,550

----------------------------------------------------------------
REAL ESTATE--0.7%
Capstar Hotel Co., 8.75%
Sr. Sub. Nts., 8/15/07 1                175,000         178,063
----------------------------------------------------------------
Corrections Corp. of America:
7.50% Sr. Nts., 5/1/11                  200,000         211,000
9.875% Sr. Nts., 5/1/09                 300,000         336,375
----------------------------------------------------------------
Felcor Lodging LP,
9% Sr. Nts., 6/1/11                     406,000         442,540
----------------------------------------------------------------
Felcor Suites LP,
7.375% Sr. Nts., 10/1/04                400,000         411,500
----------------------------------------------------------------
HMH Properties, Inc.,
7.875% Sr. Nts., Series B, 8/1/08       800,000         836,000
----------------------------------------------------------------
Host Marriott LP, 9.50%
Sr. Nts., 1/15/07                       400,000         447,000
----------------------------------------------------------------
MeriStar Hospitality Corp.:
8.75% Sr. Unsec. Sub. Nts., 8/15/07     325,000         330,688
9.125% Sr. Unsec. Nts., 1/15/11       1,300,000       1,384,500
----------------------------------------------------------------
Saul (B.F.) Real Estate Investment
Trust, 9.75% Sr. Sec. Nts.,
Series B, 4/1/08                        245,000         256,944
                                                  --------------
                                                      4,834,610

----------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.1%
WMC Finance Co., 11.75%
Sr. Nts., 12/15/08 7                    450,000         451,125

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
HEALTH CARE--1.7%
----------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Fisher Scientific International, Inc.,
8.125% Sr. Sub. Nts., 5/1/12        $   261,000   $     281,228
----------------------------------------------------------------
HMP Equity Holdings Corp.,
Units (each unit consists of
$1,000 principal amount of
15.43% sr. sec. disc. nts., 5/15/08
and one warrant to purchase
2.8094 shares of Huntsman
Corp. common stock) 8,15                300,000         184,500
----------------------------------------------------------------
Sybron Dental Specialties, Inc.,
8.125% Sr. Sub. Nts., 6/15/12           300,000         327,750
----------------------------------------------------------------
Universal Hospital Services, Inc.,
10.125% Sr. Nts., 11/1/11 7             300,000         316,500
----------------------------------------------------------------
Vanguard Health Systems, Inc.,
9.75% Sr. Unsec. Sub. Nts., 8/1/11      300,000         327,000
                                                  --------------
                                                      1,436,978

----------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.4%
AmeriPath, Inc., 10.50% Sr. Unsec.
Sub. Nts., 4/1/13                       300,000         321,000
----------------------------------------------------------------
AmerisourceBergen Corp., 7.25%
Sr. Unsec. Nts., 11/15/12               300,000         324,750
----------------------------------------------------------------
Beverly Enterprises, Inc., 9.625%
Sr. Unsec. Nts., 4/15/09                800,000         886,000
----------------------------------------------------------------
Extendicare Health Services, Inc.,
9.50% Sr. Unsec. Sub. Nts., 7/1/10 1    300,000         334,500
----------------------------------------------------------------
Fresenius Medical Care Capital
Trust II, 7.875% Nts., 2/1/08 1         900,000         965,250
----------------------------------------------------------------
Fresenius Medical Care
Capital Trust III, 7.375% Nts.,
2/1/08 1 [DEM]                           25,000          17,090
----------------------------------------------------------------
Fresenius Medical Care
Capital Trust IV, 7.875%
Trust Preferred Nts., 6/15/11           600,000         651,000
----------------------------------------------------------------
Genesis Healthcare Corp.,
8% Sr. Sub. Nts., 10/15/13 7            200,000         209,500
----------------------------------------------------------------
Hanger Orthopedic Group, Inc.,
10.375% Sr. Nts., 2/15/09 1             125,000         142,500
----------------------------------------------------------------
HCA, Inc., 6.30% Sr. Unsec.
Nts., 10/1/12                           500,000         516,372
----------------------------------------------------------------
Healthsouth Corp., 7.625%
Nts., 6/1/12                          1,000,000         940,000
----------------------------------------------------------------
Magellan Health Services,
Inc., 9.375% Sr. Nts., 11/15/07 7       700,000         738,500
----------------------------------------------------------------
Medquest, Inc., 11.875% Sr.
Unsec. Sub. Nts., Series B,
8/15/12                                 600,000         658,500
----------------------------------------------------------------
NDCHealth Corp., 10.50%
Sr. Unsec. Sub. Nts., 12/1/12           250,000         282,500

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
PacifiCare Health Systems, Inc.,
10.75% Sr. Unsec. Unsub. Nts.,
6/1/09                              $   585,000   $     693,225
----------------------------------------------------------------
Quintiles Transnational Corp.,
10% Sr. Sub. Nts., 10/1/13 7            300,000         325,500
----------------------------------------------------------------
Tenet Healthcare Corp.,
6.375% Sr. Nts., 12/1/11                544,000         524,960
----------------------------------------------------------------
Triad Hospitals, Inc., 8.75%
Sr. Unsec. Nts., Series B, 5/1/09       400,000         435,500
----------------------------------------------------------------
US Oncology, Inc., 9.625%
Sr. Sub. Nts., 2/1/12                   300,000         330,750
                                                  --------------
                                                      9,297,397

----------------------------------------------------------------
PHARMACEUTICALS--0.1%
aaiPharma, Inc.,
11% Sr. Sub. Nts., 4/1/10               200,000         228,000
----------------------------------------------------------------
Valeant Pharmaceuticals
International, Inc., 7%
Sr. Nts., 12/15/11 7                    350,000         362,250
                                                  --------------
                                                        590,250

----------------------------------------------------------------
INDUSTRIALS--3.8%

----------------------------------------------------------------
AEROSPACE & DEFENSE--0.5%
Alliant Techsystems, Inc., 8.50%
Sr. Unsec. Sub. Nts., 5/15/11           300,000         331,500
----------------------------------------------------------------
American Plumbing &
Mechanical, Inc., 11.625%
Sr. Sub. Nts., Series B, 10/15/08 1,3   425,000         106,781
----------------------------------------------------------------
BE Aerospace, Inc.:
8.50% Sr. Nts., 10/1/10 7               200,000         215,500
8.875% Sr. Unsec. Sub. Nts., 5/1/11     200,000         188,500
----------------------------------------------------------------
K&F Industries, Inc., 9.625%
Sr. Unsec. Sub. Nts., 12/15/10          225,000         253,406
----------------------------------------------------------------
L-3 Communications Corp., 7.625%
Sr. Sub. Nts., 6/15/12                  300,000         326,625
----------------------------------------------------------------
Rexnord Corp., 10.125% Sr. Unsec.
Sub. Nts., 12/15/12                     350,000         385,000
----------------------------------------------------------------
TransDigm, Inc., 8.375%
Sr. Sub. Nts., 7/15/11                  400,000         427,500
----------------------------------------------------------------
TRW Automotive, Inc.:
9.375% Sr. Nts., 2/15/13                250,000         286,875
11% Sr. Sub. Nts., 2/15/13              300,000         354,750
----------------------------------------------------------------
Vought Aircraft Industries, Inc.,
8% Sr. Nts., 7/15/11 7                  200,000         205,250
                                                  --------------
                                                      3,081,687

----------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.0%
Atlas Air, Inc.:
9.25% Sr. Nts., 4/15/08 3,11            100,000          37,500
9.375% Sr. Unsec. Nts., 11/15/06 3,11   650,000         243,750
                                                  --------------
                                                        281,250

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------
                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
AIRLINES--0.2%
America West Airlines, Inc.,
10.75% Sr. Nts., 9/1/05             $   450,000   $     438,750
----------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts.,
8/1/04                                  700,000         607,250
                                                  --------------
                                                      1,046,000

----------------------------------------------------------------
BUILDING PRODUCTS--0.3%
Associated Materials, Inc.,
9.75% Sr. Sub. Nts., 4/15/12            200,000         220,000
----------------------------------------------------------------
Jacuzzi Brands, Inc., 9.625%
Sr. Sec. Nts., 7/1/10 7                 311,000         343,655
----------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Unsec. Nts.,
Series B, 9/1/07                        650,000         675,188
9.25% Sr. Nts., Series B, 3/15/07       150,000         154,875
9.875% Sr. Unsec. Sub.
Nts., 6/15/11                           250,000         276,875
----------------------------------------------------------------
North America Energy Partners,
Inc., 8.75% Sr. Unsec. Nts.,
12/1/11 7                               150,000         158,250
                                                  --------------
                                                      1,828,843

----------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
Allied Waste
North America, Inc.:
7.875% Sr. Nts., 4/15/13                400,000         435,000
8.50% Sr. Sub. Nts., 12/1/08            900,000       1,005,750
8.875% Sr. Nts., Series B, 4/1/08       800,000         900,000
9.25% Sr. Sec. Debs., Series B,
9/1/12                                1,450,000       1,653,000
10% Sr. Unsec. Sub. Nts.,
Series B, 8/1/09                        500,000         542,500
----------------------------------------------------------------
Budget Group, Inc., 9.125%
Sr. Unsec. Nts., 4/1/06 3,11            700,000         129,500
----------------------------------------------------------------
Buhrmann US, Inc., 12.25%
Sr. Unsec. Sub. Nts., 11/1/09           500,000         562,500
----------------------------------------------------------------
Coinmach Corp., 9% Sr. Nts.,
2/1/10                                  250,000         272,500
----------------------------------------------------------------
Hydrochem Industrial
Services, Inc., 10.375% Sr. Sub.
Nts., 8/1/07 1                          150,000         143,625
----------------------------------------------------------------
IT Group, Inc., 11.25% Sr. Unsec.
Sub. Nts., Series B, 4/1/09 1,3,11      400,000              --
----------------------------------------------------------------
Kindercare Learning
Centers, Inc., 9.50% Sr. Sub. Nts.,
2/15/09 1                               500,000         510,000
----------------------------------------------------------------
Mail-Well I Corp., 9.625%
Sr. Nts., 3/15/12                       400,000         446,000
----------------------------------------------------------------
Moore North American
Finance, Inc., 7.875% Sr. Nts.,
1/15/11 7                               200,000         227,500

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Protection One, Inc./Protection
One Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05 1   $   400,000   $     370,000
----------------------------------------------------------------
Safety-Kleen Corp., 9.25% Sr.
Unsec. Nts., 5/15/09 1,3,11             400,000          20,000
----------------------------------------------------------------
Synagro Technologies, Inc.,
9.50% Sr. Sub. Nts., 4/1/09             200,000         218,000
----------------------------------------------------------------
United Rentals (North
America), Inc.:
9.25% Sr. Unsec. Sub. Nts.,
Series B, 1/15/09                       250,000         263,750
10.75% Sr. Unsec. Nts.,
Series B, 4/15/08                       300,000         339,000
10.75% Sr. Unsec. Nts.,
Series B, 4/15/08                       900,000       1,017,000
                                                  --------------
                                                      9,055,625

----------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.2%
Integrated Electrical Services,
Inc., 9.375% Sr. Sub. Nts.,
Series C, 2/1/09                        700,000         738,500
----------------------------------------------------------------
URS Corp.:
11.50% Sr. Unsec. Nts., 9/15/09 1       150,000         170,438
12.25% Sr. Sub. Nts.,
Series B, 5/1/09 1                      375,000         402,656
                                                  --------------
                                                      1,311,594

----------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.0%
Dayton Superior Corp.,
13% Sr. Unsec. Sub. Nts.,
6/15/09 1                               200,000         175,000
----------------------------------------------------------------
General Cable Corp.,
9.50% Sr. Nts., 11/15/10 7              200,000         215,000
                                                  --------------
                                                        390,000

----------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%
Great Lakes Dredge & Dock Co.,
7.75% Sr. Sub. Nts., 12/15/13 7         250,000         258,438
----------------------------------------------------------------
Tyco International Group SA:
6.375% Nts., 10/15/11                 1,600,000       1,718,000
6.75% Sr. Unsub. Nts., 2/15/11          300,000         329,250
                                                  --------------
                                                      2,305,688

----------------------------------------------------------------
MACHINERY--0.6%
Actuant Corp., 13%
Sr. Sub. Nts., 5/1/09                   208,000         271,440
----------------------------------------------------------------
AGCO Corp., 9.50%
Sr. Unsec. Nts., 5/1/08                 800,000         880,000
----------------------------------------------------------------
Insilco Corp., 12% Sr. Sub. Nts.,
8/15/07 1,3,11                          400,000           3,650
----------------------------------------------------------------
Manitowoc Co., Inc. (The),
10.50% Sr. Sub. Nts., 8/1/12            500,000         571,875

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
MACHINERY Continued
NMHG Holding Co., 10%
Sr. Nts., 5/15/09 1                 $   300,000   $     333,000
----------------------------------------------------------------
Roller Bearing Co. of America,
Inc., 9.625% Sr. Sub. Nts.,
Series B, 6/15/07                       540,000         505,575
----------------------------------------------------------------
SPX Corp., 7.50% Sr. Nts., 1/1/13       600,000         655,500
----------------------------------------------------------------
Terex Corp., 9.25% Sr. Unsec.
Sub. Nts., 7/15/11                      400,000         442,000
                                                  --------------
                                                      3,663,040

----------------------------------------------------------------
MARINE--0.1%
CP Ships Ltd., 10.375% Sr. Nts.,
7/15/12                                 600,000         699,000
----------------------------------------------------------------
Millenium Seacarriers, Inc., 12%
Sr. Sec. Nts., 7/15/05 1,3,11           250,000          96,175
----------------------------------------------------------------
Navigator Gas Transport plc,
10.50% First Priority Ship Mtg.
Nts., 6/30/07 1,3,11                    175,000          74,375
                                                  --------------
                                                        869,550

----------------------------------------------------------------
ROAD & RAIL--0.2%
Kansas City Southern
Railway Co. (The), 7.50%
Sr. Nts., 6/15/09                       400,000         412,000
----------------------------------------------------------------
Stena AB:
7.50% Sr. Nts., 11/1/13                 387,000         400,545
9.625% Sr. Nts., 12/1/12                250,000         283,125
                                                  --------------
                                                      1,095,670

----------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.0%
Worldspan LP/Worldspan
Financial Corp., 9.625% Sr. Nts.,
6/15/11 7                               150,000         155,250
----------------------------------------------------------------
INFORMATION TECHNOLOGY--1.0%
----------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.1%
Orion Network Systems, Inc.,
12.50% Sr. Disc. Nts., 1/15/07 1,3      675,000         356,063
----------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%
Seagate Technology Hdd
Holdings, 8% Sr. Nts., 5/15/09          200,000         216,500
----------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Communications & Power
Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05 1                      250,000         256,875
----------------------------------------------------------------
Ingram Micro, Inc., 9.875%
Sr. Unsec. Sub. Nts., 8/15/08 1         700,000         777,000
----------------------------------------------------------------
Sensus Metering Systems, Inc.,
8.625% Sr. Sub. Nts., 12/15/13 7        450,000         464,063
                                                  --------------
                                                      1,497,938

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc.,
10.75% Sr. Nts., 12/15/09 1,3,11 [EUR]  338,620   $      19,220
----------------------------------------------------------------
Globix Corp., 11% Sr. Nts.,
4/26/08 1                                65,615          58,069
----------------------------------------------------------------
NorthPoint Communications
Group, Inc., 12.875% Nts.,
2/15/10 1,3                             200,173              20
----------------------------------------------------------------
PSINet, Inc.:
10.50% Sr. Unsec. Nts.,
12/1/06 1,3,11 [EUR]                    100,000           5,203
11% Sr. Nts., 8/1/09 1,3,11,13          270,467          15,552
----------------------------------------------------------------
Verado Holdings, Inc., 0%/13%
Sr. Disc. Nts., 4/15/08 1,3,11,13       250,000              25
                                                  --------------
                                                         98,089

----------------------------------------------------------------
IT SERVICES--0.1%
Iron Mountain, Inc.,
7.75% Sr. Sub. Nts., 1/15/15            400,000         421,000
----------------------------------------------------------------
Titan Corp. (The),
8% Sr. Sub. Nts., 5/15/11 7             100,000         114,000
                                                  --------------
                                                        535,000

----------------------------------------------------------------
OFFICE ELECTRONICS--0.0%
ASAT Finance LLC, 12.50%
Sr. Unsec. Nts., 11/1/06 1              162,500         173,266
----------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
AMI Semiconductor, Inc.,
10.75% Sr. Unsec. Sub. Nts., 2/1/13     389,000         465,828
----------------------------------------------------------------
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                 950,000       1,023,625
9.25% Sr. Unsec. Sub. Nts.,
2/15/08                                 250,000         285,000
----------------------------------------------------------------
ChipPAC International Co. Ltd.,
12.75% Sr. Unsec. Sub. Nts.,
Series B, 8/1/09                        600,000         666,000
----------------------------------------------------------------
Micron Technology, Inc.,
6.50% Sub. Nts., 9/30/05 1            1,000,000         995,000
                                                  --------------
                                                      3,435,453

----------------------------------------------------------------
MATERIALS--4.4%
----------------------------------------------------------------
CHEMICALS--1.5%
Compass Minerals Group, Inc.,
10% Sr. Sub. Nts., 8/15/11              450,000         506,250
----------------------------------------------------------------
Equistar Chemicals LP/Equistar
Funding Corp.:
8.75% Sr. Unsec. Nts., 2/15/09          600,000         630,000
10.625% Sr. Nts., 5/1/11 7              500,000         555,000
10.625% Sr. Unsec. Nts., 5/1/11         400,000         444,000
----------------------------------------------------------------
Huntsman Corp./ICI
Chemical Co. plc:
10.125% Sr. Unsec. Sub.
Nts., 7/1/09                          1,000,000       1,035,000

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
CHEMICALS Continued
Huntsman Corp./ICI Chemical
Co. plc: Continued
10.125% Sr. Unsec. Sub. Nts.,
7/1/09 [EUR]                            200,000   $     247,540
13.09% Sr. Unsec. Disc.
Nts., 12/31/09 8                        600,000         292,500
----------------------------------------------------------------
Huntsman International LLC:
9.875% Sr. Nts., 3/1/09                 300,000         330,000
9.875% Sr. Nts., 3/1/09 7               450,000         495,000
----------------------------------------------------------------
ISP Holdings, Inc., 10.625%
Sr. Sec. Nts., 12/15/09 1               200,000         221,000
----------------------------------------------------------------
Koppers Industry, Inc.,
9.875% Sr. Sec. Nts., 10/15/13 7        300,000         332,250
----------------------------------------------------------------
Kraton Polymers LLC/Capital
Corp., 8.125% Sr. Sub. Nts.,
1/15/14 7                               150,000         156,750
----------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08               300,000         315,000
9.625% Sr. Sec. Nts.,
Series A, 5/1/07 6                      400,000         426,000
9.875% Sec. Nts., Series B, 5/1/07    1,400,000       1,484,000
----------------------------------------------------------------
Millennium America, Inc.,
9.25% Sr. Nts., 6/15/08 7               450,000         492,750
----------------------------------------------------------------
OM Group, Inc., 9.25%
Sr. Sub. Nts., 12/15/11                 200,000         209,000
----------------------------------------------------------------
PCI Chemicals Canada,
10% Sr. Sec. Nts., 12/31/08             113,061         102,886
----------------------------------------------------------------
Pioneer Cos., Inc.,
4.64% Sr. Sec. Nts., 12/31/06 1,2        35,804          32,582
----------------------------------------------------------------
Polyone Corp., 8.875%
Sr. Unsec. Nts., 5/1/12                 600,000         555,000
----------------------------------------------------------------
Resolution Performance
Products LLC, 8% Sec. Nts.,
12/15/09 7                              250,000         260,000
----------------------------------------------------------------
Sterling Chemicals, Inc.:
10% Sr. Sec. Nts., 12/19/07 1           170,473         164,933
11.25% Sr. Sub. Nts., 8/15/06 1,3,11    540,000              --
----------------------------------------------------------------
Westlake Chemical Corp.,
8.75% Sr. Nts., 7/15/11 7               400,000         440,000
                                                  --------------
                                                      9,727,441

----------------------------------------------------------------
CONSTRUCTION MATERIALS--0.1%
Formica Corp., 10.875% Sr.
Unsec. Sub. Nts.,
Series B, 3/1/09 1,3,11                 200,000          36,000
----------------------------------------------------------------
Texas Industries, Inc., 10.25%
Sr. Unsec. Nts., 6/15/11 7              400,000         454,000
                                                  --------------
                                                        490,000

----------------------------------------------------------------
CONTAINERS & PACKAGING--1.1%
Ball Corp.:
6.875% Sr. Unsec. Nts., 12/15/12 7      300,000         315,000
7.75% Sr. Unsec. Nts., 8/1/06           125,000         135,000

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
CONTAINERS & PACKAGING Continued
Consumers International, Inc.,
10.25% Sr. Sec. Nts., 4/1/05 1,3,11 $   250,000   $         625
----------------------------------------------------------------
Crown Euro Holdings SA:
9.50% Sr. Sec. Nts., 3/1/11             500,000         568,750
10.875% Sr. Sec. Nts., 3/1/13           200,000         236,250
----------------------------------------------------------------
Graphic Packaging
International Corp.:
8.50% Sr. Nts., 8/15/11 7               500,000         550,000
9.50% Sr. Sub. Nts., 8/15/13 7          350,000         388,500
----------------------------------------------------------------
Jefferson Smurfit Corp., 8.25%
Sr. Unsec. Nts., 10/1/12                250,000         272,500
----------------------------------------------------------------
MDP Acquisitions plc, 9.625%
Sr. Nts., 10/1/12                       400,000         450,000
----------------------------------------------------------------
Owens-Brockway Glass
Container, Inc.:
7.75% Sr. Sec. Nts., 5/15/11            450,000         485,438
8.25% Sr. Unsec. Nts., 5/15/13          400,000         431,500
8.75% Sr. Sec. Nts., 11/15/12         1,000,000       1,118,750
8.875% Sr. Sec. Nts., 2/15/09           200,000         220,250
----------------------------------------------------------------
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                 600,000         654,000
9.25% Sr. Unsec. Nts., 2/1/08           200,000         222,000
9.75% Sr. Unsec. Nts., 2/1/11           600,000         666,000
----------------------------------------------------------------
TriMas Corp., 9.875% Sr. Unsec.
Sub. Nts., 6/15/12                      500,000         523,750
                                                  --------------
                                                      7,238,313

----------------------------------------------------------------
METALS & MINING--0.9%
AK Steel Corp., 7.875%
Sr. Unsec. Nts., 2/15/09                500,000         441,250
----------------------------------------------------------------
Arch Western Finance LLC,
6.75% Sr. Nts., 7/1/13 7                400,000         413,000
----------------------------------------------------------------
Better Minerals & Aggregates Co.,
13% Sr. Unsec. Sub. Nts., 9/15/09 1     100,000          55,500
----------------------------------------------------------------
California Steel Industries Corp.,
8.50% Sr. Unsec. Nts.,
Series B, 4/1/09                        200,000         210,750
----------------------------------------------------------------
Century Aluminum Co.,
11.75% Sr. Sec. Nts., 4/15/08           500,000         560,000
----------------------------------------------------------------
IMCO Recycling, Inc.,
10.375% Sr. Sec. Nts., 10/15/10 7       300,000         309,750
----------------------------------------------------------------
International Utility
Structures, Inc.,
13% Unsec. Sub. Nts., 2/1/08 1,3         71,000             710
----------------------------------------------------------------
Jorgensen (Earle M.) Co., 9.75%
Sr. Sec. Nts., 6/1/12                   500,000         557,500
----------------------------------------------------------------
Kaiser Aluminum & Chemical
Corp., 10.875% Sr. Nts., Series B,
10/15/06 1,3,11                         500,000         452,500
----------------------------------------------------------------
Massey Energy Co.,
6.625% Sr. Nts.,
11/15/10 7                              200,000         206,000

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
METALS & MINING Continued
Metallurg, Inc., 11% Sr. Nts.,
12/1/07                             $   500,000   $     282,500
----------------------------------------------------------------
Oregon Steel Mills, Inc.,
10% Sr. Nts., 7/15/09                   400,000         353,000
----------------------------------------------------------------
Peabody Energy Corp., 6.875%
Sr. Unsec. Nts., Series B, 3/15/13      400,000         424,000
----------------------------------------------------------------
Steel Dynamics, Inc., 9.50%
Sr. Nts., 3/15/09                       200,000         223,000
----------------------------------------------------------------
UCAR Finance, Inc., 10.25%
Sr. Nts., 2/15/12                       300,000         346,500
----------------------------------------------------------------
United States Steel Corp.:
9.75% Sr. Nts., 5/15/10                 400,000         452,000
10.75% Sr. Nts., 8/1/08                 800,000         940,000
                                                  --------------
                                                      6,227,960

----------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.8%
Abitibi-Consolidated, Inc.,
8.55% Nts., 8/1/10                      200,000         223,060
----------------------------------------------------------------
Ainsworth Lumber Co. Ltd.:
12.50% Sr. Nts., 7/15/07 1,14           400,000         472,000
13.875% Sr. Sec. Nts., 7/15/07          400,000         462,000
----------------------------------------------------------------
Buckeye Technologies, Inc.,
8.50% Sr. Nts., 10/1/13                 100,000         107,500
----------------------------------------------------------------
Doman Industries Ltd.,
8.75% Sr. Nts., 3/15/04 1,3,11          900,000         157,500
----------------------------------------------------------------
Fort James Corp., 6.875%
Sr. Nts., 9/15/07                       500,000         530,000
----------------------------------------------------------------
Georgia-Pacific Corp.:
8.125% Sr. Unsec. Nts., 5/15/11       1,450,000       1,602,250
9.375% Sr. Unsec. Nts., 2/1/13          800,000         924,000
----------------------------------------------------------------
Inland Fiber Group LLC,
9.625% Sr. Unsec. Nts., 11/15/07 3      300,000         157,500
----------------------------------------------------------------
Tekni-Plex, Inc., 8.75%
Sr. Sec. Nts., 11/15/13 7               300,000         314,250
                                                  --------------
                                                      4,950,060

----------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.3%
----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.6%
360networks, Inc., 13% Sr.
Unsec. Nts., 5/1/08 1,3,11 [EUR]        250,000              32
----------------------------------------------------------------
Adelphia Business Solutions,
Inc., 12% Sr. Sub. Nts.,
11/1/07 1,3,11                          200,000           1,500
----------------------------------------------------------------
American Tower Corp.,
9.375% Sr. Nts., 2/1/09                 700,000         749,000
----------------------------------------------------------------
COLO.com, Inc., 13.875%
Sr. Nts., 3/15/10 1,3,11                336,404           2,523
----------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
11.20% Sr. Unsec. Disc.
Debs., 11/15/07                         250,000         253,750
----------------------------------------------------------------
Concentric Network Corp.,
Escrow Shares, 12/15/07 1,12             80,000              --

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES Continued
Crown Castle International
Corp., 7.50% Sr. Nts., 12/1/13 7    $   300,000   $     303,000
----------------------------------------------------------------
Dex Media East LLC/Dex Media
East Finance Co., 9.875% Sr.
Unsec. Nts., 11/15/09                   200,000         230,000
----------------------------------------------------------------
Dex Media West LLC/Dex
Media West Finance Co.:
8.50% Sr. Nts., 8/15/10 7               300,000         335,625
9.875% Sr. Sub. Nts., 8/15/13 7         600,000         700,500
----------------------------------------------------------------
Dex Media, Inc., 8% Nts.,
11/15/13 7                              700,000         738,500
----------------------------------------------------------------
Focal Communications Corp.:
11.875% Sr. Unsec. Nts.,
Series B, 1/15/10 1,3,11                 75,000           6,000
12.125% Sr. Unsec. Disc.
Nts., 2/15/08 1,3,11                     80,000           6,400
----------------------------------------------------------------
Intermedia Communications,
Inc., 0%/12.25% Sr. Disc. Nts.,
Series B, 3/1/09 3,11,13                200,000          75,000
----------------------------------------------------------------
IPC Acquisition Corp., 11.50%
Sr. Sub. Nts., 12/15/09                 200,000         219,000
----------------------------------------------------------------
Level 3 Communications, Inc.,
0%/10.50% Sr. Disc. Nts.,
12/1/08 13                              700,000         663,250
----------------------------------------------------------------
MCI Communications Corp.,
7.75% Sr. Unsec. Debs., 3/23/25 3,11    200,000         162,000
----------------------------------------------------------------
Metromedia Fiber Network,
Inc., 10% Sr. Unsec. Nts.,
Series B, 11/15/08 1,3,11               400,000          26,000
----------------------------------------------------------------
Nextlink Communications, Inc.:
Escrow Shares, 10/1/07 1,12             200,000              --
Escrow Shares, 11/15/08 1,12            300,000              --
Escrow Shares, 3/15/08 1,12             250,000              --
Escrow Shares, 6/1/09 1,12              400,000              --
----------------------------------------------------------------
Qwest Corp.:
7.20% Unsec. Nts., 11/1/04            1,600,000       1,644,000
8.875% Nts., 3/15/12 7                  300,000         345,750
----------------------------------------------------------------
Qwest Services Corp.,
13.50% Nts., 12/15/10 7                 300,000         366,000
----------------------------------------------------------------
Sprint Capital Corp.,
8.375% Nts., 3/15/12                    950,000       1,111,650
----------------------------------------------------------------
Telewest Communications plc:
0%/9.25% Sr. Disc. Nts.,
4/15/09 3,11,13                         600,000         315,000
0%/9.875% Sr. Disc. Nts.,
4/15/09 3,11,13 [GBP]                   200,000         182,595
----------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts.,
12/1/07 1,3,11                          500,000              --
----------------------------------------------------------------
Telus Corp., 7.50% Nts., 6/1/07         790,000         884,929
----------------------------------------------------------------
Time Warner Telecom LLC/
Time Warner Telecom, Inc.,
9.75% Sr. Nts., 7/15/08               1,200,000       1,242,000

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------
                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES Continued
Viatel, Inc., 11.25% Sr. Sec. Nts.,
4/15/08 1,3,11                      $   500,000   $          --
----------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 1,3,11         250,000              25
                                                  --------------
                                                     10,564,029

----------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.7%
Alamosa Delaware, Inc., 12.50%
Sr. Unsec. Nts., 2/1/11                 650,000         666,250
----------------------------------------------------------------
American Tower Escrow Corp.,
12.25% Sr. Sub. Disc. Nts., 8/1/08 8    800,000         556,000
----------------------------------------------------------------
AT&T Corp., 8.75% Sr. Nts.,
11/15/31 2                              500,000         586,300
----------------------------------------------------------------
CellNet Data Systems, Inc., Sr.
Unsec. Disc. Nts., 10/1/07 1,3,11       400,000              --
----------------------------------------------------------------
Centennial Cellular
Operating Co./Centennial
Communications Corp.,
10.125% Sr. Nts., 6/15/13               600,000         661,500
----------------------------------------------------------------
Dobson Communications Corp.,
8.875% Sr. Nts., 10/1/13 7              400,000         407,000
----------------------------------------------------------------
IPCS, Inc., 0%/14% Sr. Unsec.
Disc. Nts., 7/15/10 1,3,11,13           300,000          42,000
----------------------------------------------------------------
Leap Wireless International, Inc.:
0%/14.50% Sr. Unsec. Disc. Nts.,
4/15/10 1,3,11,13                       700,000          87,500
12.50% Sr. Nts., 4/15/10 1,3            100,000          14,500
----------------------------------------------------------------
Nextel Communications, Inc.:
7.375% Sr. Nts., 8/1/15                 280,000         302,400
9.375% Sr. Unsec. Nts., 11/15/09      2,200,000       2,409,000
----------------------------------------------------------------
Nextel Partners, Inc.:
11% Sr. Nts., 3/15/10                   500,000         555,000
11% Sr. Unsec. Nts., 3/15/10            150,000         166,500
12.50% Sr. Nts., 11/15/09               342,000         398,430
----------------------------------------------------------------
Orbcomm Global LP,
Escrow Shares, 8/15/04 1,12             200,000              --
----------------------------------------------------------------
Rural Cellular Corp.:
9.625% Sr. Sub. Nts.,
Series B, 5/15/08                       500,000         490,000
9.875% Sr. Nts., 2/1/10                 400,000         428,000
----------------------------------------------------------------
SBA Communications Corp.:
10.25% Sr. Unsec. Nts., 2/1/09          200,000         197,500
12% Sr. Unsec. Disc. Nts., 3/1/08 1     296,000         323,380
----------------------------------------------------------------
SBA Telecommunications, Inc./
SBA Communications Corp.,
0%/9.75% Sr. Disc. Nts., 12/15/11 7,13  650,000         461,500
----------------------------------------------------------------
SpectraSite, Inc., 8.25% Sr. Nts.,
5/15/10 1                               200,000         214,500
----------------------------------------------------------------
Triton PCS, Inc.:
8.50% Sr. Unsec. Nts., 6/1/13           400,000         432,000
8.75% Sr. Unsec. Sub. Nts.,
11/15/11                                200,000         198,000

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES Continued
US Unwired, Inc., 0%/13.375% Sr.
Unsec. Sub. Disc. Nts., Series B,
11/1/09 13                          $   900,000   $     657,000
----------------------------------------------------------------
Western Wireless Corp., 9.25%
Sr. Unsec. Nts., 7/15/13                450,000         477,000
                                                  --------------
                                                     10,731,260

----------------------------------------------------------------
UTILITIES--3.3%
----------------------------------------------------------------
ELECTRIC UTILITIES--1.8%
AES Corp. (The):
8.75% Sr. Sec. Nts., 5/15/13 7        1,300,000       1,459,250
8.75% Sr. Unsec. Unsub. Nts.,
6/15/08                                 244,000         262,910
8.875% Sr. Unsec. Nts., 2/15/11         103,000         112,785
9.375% Sr. Unsec. Nts., 9/15/10          97,000         108,034
----------------------------------------------------------------
AES Drax Holdings Ltd., 10.41%
Sr. Sec. Sub. Nts., Series B,
12/31/20 1,3                            300,000         261,000
----------------------------------------------------------------
Caithness Coso Funding Corp.,
9.05% Sr. Sec. Nts., Series B,
12/15/09                                334,800         364,932
----------------------------------------------------------------
Calpine Corp.:
8.25% Sr. Unsec. Nts., 8/15/05          200,000         194,500
8.50% Sr. Sec. Nts., 7/15/10 7        1,300,000       1,274,000
8.75% Sr. Nts., 7/15/07                 400,000         330,000
8.75% Sr. Sec. Nts., 7/15/13 7          650,000         637,000
9.875% Sr. Sec. Nts., 12/1/11 7         700,000         722,750
----------------------------------------------------------------
Central Termica Guemes SA,
2% Nts., 1/1/12 1                        90,000           9,000
----------------------------------------------------------------
CMS Energy Corp.:
7.75% Sr. Nts., 8/1/10 7                200,000         211,250
8.50% Sr. Nts., 4/15/11                 250,000         271,250
9.875% Sr. Unsec. Nts., 10/15/07        900,000       1,008,000
----------------------------------------------------------------
CMS Energy X-TRAS Pass-
Through Trust I, 7% Sr. Unsec.
Pass-Through Certificates,
1/15/05                                 300,000         309,000
----------------------------------------------------------------
Edison Mission Energy, 10% Sr.
Unsec. Nts., 8/15/08                    800,000         834,000
----------------------------------------------------------------
Funding Corp./Beaver Valley
Funding Corp., 9% Second Lease
Obligation Bonds, 6/1/17                199,000         229,129
----------------------------------------------------------------
Mirant Americas
Generation LLC, 7.625% Sr.
Unsec. Nts., 5/1/06 3                   200,000         170,000
----------------------------------------------------------------
MSW Energy Holdings LLC/
MSW Energy Finance Co., Inc.:
7.375% Sr. Sec. Nts., 9/1/10 7          350,000         367,500
8.50% Sr. Sec. Nts., 9/1/10 7           200,000         219,000
----------------------------------------------------------------
NRG Energy, Inc.,
8% Sr. Sec. Nts.,
12/15/13 7                              800,000         845,000

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
ELECTRIC UTILITIES Continued
PG&E Corp., 6.875% Sr. Sec. Nts.,
7/15/08 7                           $   400,000   $     435,000
----------------------------------------------------------------
Reliant Resources, Inc.:
9.25% Sr. Sec. Nts., 7/15/10 7          250,000         266,250
9.50% Sr. Sec. Nts., 7/15/13 7          250,000         268,750
----------------------------------------------------------------
Westar Energy, Inc., 9.75% Sr.
Unsec. Nts., 5/15/07                    600,000         684,750
                                                  --------------
                                                     11,855,040

----------------------------------------------------------------
GAS UTILITIES--0.5%
AmeriGas Partners LP/AmeriGas
Eagle Finance Corp., 8.875% Sr.
Unsec. Nts., Series B, 5/20/11          500,000         552,500
----------------------------------------------------------------
El Paso Energy Corp.,
7.625% Nts., 7/15/11                    200,000         186,250
----------------------------------------------------------------
SEMCO Energy, Inc.:
7.125% Sr. Nts., 5/15/08 7              150,000         156,938
7.75% Sr. Nts., 5/15/13                 150,000         158,438
----------------------------------------------------------------
Southern Natural Gas Co., 8% Sr.
Unsub. Nts., 3/1/32                     300,000         311,250
----------------------------------------------------------------
Tennessee Gas Pipeline Co.,
7.50% Bonds, 4/1/17                     800,000         830,000
----------------------------------------------------------------
Williams Cos., Inc. (The), 7.125%
Nts., 9/1/11                          1,100,000       1,168,750
                                                  --------------
                                                      3,364,126

----------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--1.0%
AES Red Oak LLC, 8.54% Sr. Sec.
Bonds, Series A, 11/30/19               576,863         625,869
----------------------------------------------------------------
Consumers Energy Co.,
7.375% Nts., 9/15/23                    250,000         256,316
----------------------------------------------------------------
Dynegy Holdings, Inc.:
6.875% Sr. Unsec. Unsub. Nts.,
4/1/11                                1,100,000       1,018,875
8.75% Sr. Nts., 2/15/12                 850,000         861,688
10.125% Sr. Sec. Nts., 7/15/13 7        800,000         924,000
----------------------------------------------------------------
El Paso Production Holding Co.,
7.75% Sr. Nts., 6/1/13 7                650,000         643,500
----------------------------------------------------------------
Mirant Mid-Atlantic LLC, 8.625%
Sec. Pass-Through Certificates,
Series A, 6/30/12 1                     467,843         470,475
----------------------------------------------------------------
Williams Cos., Inc. (The):
8.625% Sr. Nts., 6/1/10                 400,000         451,000
9.25% Sr. Unsec. Unsub. Nts.,
3/15/04                                 800,000         814,000
                                                  --------------
                                                      6,065,723
                                                  --------------
Total Corporate Bonds and Notes
(Cost $200,857,848)                                 208,852,267

                                                   MARKET VALUE
                                         SHARES     SEE NOTE 1
----------------------------------------------------------------
PREFERRED STOCKS--0.4%
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable, Non-Vtg. 1,11,14            4,253   $          43
----------------------------------------------------------------
Doane Pet Care Co., 14.25% Jr.
Sub. Debs., Non-Vtg. 1,11                 5,000         231,250
----------------------------------------------------------------
Dobson Communications Corp.,
6% Cv., Series F (converts into
Dobson Communications Corp.,
Cl. A common stock), Non-Vtg.               550          99,000
----------------------------------------------------------------
e.spire Communications, Inc.,
12.75% Jr. Redeemable,
Non-Vtg. 1,11,14                            216              22
----------------------------------------------------------------
Eagle-Picher Holdings, Inc.,
11.75% Cum. Exchangeable,
Series B, Non-Vtg. 1,11                   5,000         366,250
----------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable, Non-Vtg. 1,11,14              151              --
----------------------------------------------------------------
Nebco Evans Holdings, Inc.,
11.25% Sr. Redeemable
Exchangeable, Non-Vtg. 1,11,14            6,061              --
----------------------------------------------------------------
NTL Europe, Inc., 10% Cum.,
Series A, Non-Vtg.                            8              66
----------------------------------------------------------------
Paxson Communications Corp.:
14.25% Cum. 11,14                             1           8,626
14.25% Cum. Jr. Exchangeable,
Non-Vtg. 14                                  38         350,550
----------------------------------------------------------------
Pennsylvania Real Estate
Investment Trust, 11%                     2,000         122,000
----------------------------------------------------------------
Rural Cellular Corp., 11.375%
Cum., Series B, Non-Vtg. 14                 630         492,975
----------------------------------------------------------------
Sovereign Real Estate
Investment Trust, 12%
Non-Cum., Series A 1                      4,600         688,850
                                                  --------------
Total Preferred Stocks
(Cost $2,986,921)                                     2,359,632

----------------------------------------------------------------
COMMON STOCKS--1.0%
Adelphia Business
Solutions, Inc. 11                          363               3
----------------------------------------------------------------
Banco Bradesco SA,
Sponsored ADR                            10,745         283,775
----------------------------------------------------------------
Banco Itau Holding
Financeira SA, ADR                        5,320         259,456
----------------------------------------------------------------
Bank Pekao SA, GDR                        6,900         202,377
----------------------------------------------------------------
Brasil Telecom Participacoes
SA, ADR                                   9,530         360,234
----------------------------------------------------------------
Cesky Telecom AS, GDR                    14,391         161,899
----------------------------------------------------------------
Charles River Laboratories
International, Inc. 11                    2,660          91,318
----------------------------------------------------------------
Classic Cable, Inc. 11                      529              --
----------------------------------------------------------------
Companhia de Bebidas das
Americas, ADR                            17,425         444,512

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
COMMON STOCKS Continued
Conseco, Inc. 11                         13,986   $     304,895
----------------------------------------------------------------
Covad Communications
Group, Inc. 11                           16,528          59,501
----------------------------------------------------------------
Criimi MAE, Inc. 11                      71,447         745,192
----------------------------------------------------------------
Dobson Communications
Corp., Cl. A 11                          35,400         186,062
----------------------------------------------------------------
Equinix, Inc. 11                          3,287          92,693
----------------------------------------------------------------
Gedeon Richter Rt,
Sponsored GDR                             1,065         125,670
----------------------------------------------------------------
Geotek Communications, Inc.,
Liquidating Trust 1,11,12                    90              --
----------------------------------------------------------------
Geotek Communications, Inc.,
Series B, Escrow Shares 1,11,12             210              --
----------------------------------------------------------------
Globix Corp.11                            6,880          27,520
----------------------------------------------------------------
Horizon Natural
Resources Co. 1,11                        6,667              --
----------------------------------------------------------------
ICO Global Communication
Holdings Ltd. 1,11                        6,016           3,068
----------------------------------------------------------------
KGHM Polska
Miedz SA, GDR 11                          6,162          83,803
----------------------------------------------------------------
Komercni Banka AS, GDR                    9,215         285,481
----------------------------------------------------------------
Magyar Tavkozlesi Rt,
Sponsored ADR                             7,267         135,966
----------------------------------------------------------------
Microcell Telecommunications, Inc. 11       770          10,277
----------------------------------------------------------------
Microcell Telecommunications,
Inc., Cl. A 11                                6              90
----------------------------------------------------------------
Microcell Telecommunications,
Inc., Cl. B 11                              766          10,245
----------------------------------------------------------------
MOL Magyar Olaj-es Gazipari
Rt, Sponsored GDR                         4,581         139,721
----------------------------------------------------------------
NTL, Inc. 11                              7,842         546,980
----------------------------------------------------------------
Orbital Sciences Corp.11                    745           8,955
----------------------------------------------------------------
OTP Bank Rt, GDR 11                       8,952         234,990
----------------------------------------------------------------
Petroleo Brasileiro SA, ADR              16,400         479,536
----------------------------------------------------------------
Pioneer Cos., Inc. 11                     7,312          59,593
----------------------------------------------------------------
Polski Koncern Naftowy Orlen
SA, GDR                                  16,081         215,485
----------------------------------------------------------------
Prandium, Inc. 11                        24,165             967
----------------------------------------------------------------
Premier Holdings Ltd. 1,11               18,514              --
----------------------------------------------------------------
Southern Pacific Funding Corp.,
Liquidating Trust 1,12                   83,868              --
----------------------------------------------------------------
Star Gas Partners LP                        187           4,572
----------------------------------------------------------------
Sterling Chemicals, Inc. 11                 686          18,008
----------------------------------------------------------------
Telekomunikacja Polska SA, GDR           53,266         213,064
----------------------------------------------------------------
TVMAX Holdings, Inc. 1,11                 1,000           2,500
----------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 11          45,361         384,661
----------------------------------------------------------------
Viatel Holding Ltd.
(Bermuda) 1,11                            1,958           4,308

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
COMMON STOCKS Continued
Wilshire Financial Services
Group, Inc. 11                            6,273   $      37,575
----------------------------------------------------------------
WRC Media Corp. 1,11                      1,082              22
----------------------------------------------------------------
XO Communications, Inc. 11                1,100           6,325
                                                  --------------
Total Common Stocks
(Cost $6,061,070)                                     6,231,299

                                          UNITS
----------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.9%
American Tower Corp. Wts.,
Exp. 8/1/08 1,11                            800         100,400
----------------------------------------------------------------
ASAT Finance LLC Wts.,
Exp. 11/1/06 1,11                           250             281
----------------------------------------------------------------
Chesapeake Energy Corp. Wts.:
Exp. 5/1/05 1,11                            416               4
Exp. 9/1/04 11                              534              60
----------------------------------------------------------------
Citigroup, Inc. Litigation Wts.,
Exp. 12/31/50 11                          2,404           2,548
----------------------------------------------------------------
COLO.com, Inc. Wts.,
Exp. 3/15/10 1,11                           400               4
----------------------------------------------------------------
Concentric Network Corp. Wts.,
Exp. 12/15/07 1,11                          100              --
----------------------------------------------------------------
Covergent Communications, Inc.
Wts., Exp. 4/1/08 1,11                      400               4
----------------------------------------------------------------
HF Holdings, Inc. Wts.,
Exp. 9/27/09 1,11                           530              72
----------------------------------------------------------------
Horizon PCS, Inc. Wts.,
Exp. 10/1/10 1,11                         1,000              --
----------------------------------------------------------------
ICG Communications, Inc.
Wts., Exp. 9/15/05 1,11                     825               8
----------------------------------------------------------------
ICO Global Communication
Holdings Ltd. Wts.:
Exp. 5/16/06 1,11                         1,509               8
Exp. 5/16/06 1,11                             2              --
----------------------------------------------------------------
Imperial Credit Industries, Inc.
Wts., Exp. 1/31/08 1,11                   2,135              --
----------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07 1,11       270              --
----------------------------------------------------------------
IPCS, Inc. Wts., Exp. 6/15/10 1,11          300               3
----------------------------------------------------------------
Leap Wireless International, Inc.
Wts., Exp. 4/15/10 1,11                     275              --
----------------------------------------------------------------
Long Distance International, Inc.
Wts., Exp. 4/13/08 1,11                     200              --
----------------------------------------------------------------
Loral Space & Communications
Ltd. Wts., Exp. 1/15/07 1,11                150               2
----------------------------------------------------------------
Microcell
Telecommunications, Inc.:
Cl. A Wts., Exp. 5/1/05 11                  284             434
Cl. B Wts., Exp. 5/1/08 11                  474           1,009
----------------------------------------------------------------
Millenium Seacarriers, Inc. Wts.,
Exp. 7/15/05 1,11                           250               3

                                                   MARKET VALUE
                                          UNITS      SEE NOTE 1
----------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES Continued
Morgan Stanley Capital I, Inc.
All Country Asia Free (except
for Japan) Wts., Exp. 3/4/05 11         105,050   $   1,528,183
----------------------------------------------------------------
Morgan Stanley Capital I, Inc.
Basket of Countries Wts.,
Exp. 3/4/05 11                          117,454       1,589,787
----------------------------------------------------------------
Morgan Stanley Capital III, Inc.
All Country Asia Free (except
for Japan) Wts., Exp. 3/4/05 11         203,221       2,451,638
----------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 1,11        450             225
----------------------------------------------------------------
Occidente y Caribe Celular SA
Wts., Exp. 3/15/04 1,11                     800              --
----------------------------------------------------------------
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10 11                           5,710           5,367
----------------------------------------------------------------
PLD Telekom, Inc. Wts., Exp.
6/1/06 (cv. into Metromedia
International Group, Inc.) 1,11             300               3
----------------------------------------------------------------
Real Time Data Co. Wts.,
Exp. 5/31/04 1,11                        36,431              --
----------------------------------------------------------------
Republic Technologies
International LLC Wts.,
Exp. 7/15/09 1,11                           200              --
----------------------------------------------------------------
Sterling Chemicals, Inc.
Wts., Exp. 12/19/08 1,11                  1,115              --
----------------------------------------------------------------
Telus Corp. Wts., Exp. 9/15/05 11           269           2,198
----------------------------------------------------------------
Verado Holdings, Inc., Cl. B Wts.,
Exp. 4/15/08 1,11                           175              71
----------------------------------------------------------------
XO Communications, Inc.:
Cl. A Wts., Exp. 1/16/10 11               2,204           4,298
Cl. B Wts., Exp. 1/16/10 11               1,653           2,810
Cl. C Wts., Exp. 1/16/10 11               1,653           1,818
                                                  --------------
Total Rights, Warrants and
Certificates (Cost $4,265,347)                        5,691,238

                                      PRINCIPAL
                                         AMOUNT
----------------------------------------------------------------
STRUCTURED NOTES--9.6%
Citigroup Global Capital
Markets Holdings, Inc., Brazilian
Real Linked Nts., 23.18%,
5/20/04 8 [BRR]                         559,878         183,411
----------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc., Argentine Peso
Unsec. Linked Nts., 7/6/04              265,000         269,797
----------------------------------------------------------------
Credit Suisse First Boston
Corp. (Cayman), Russia
(Government of) Linked Bonds:
Series 24, 15%, 9/2/05 [RUR]         22,279,000         846,819
Series 26, 15%, 3/11/05 [RUR]        22,587,000         836,899
----------------------------------------------------------------
Credit Suisse First Boston Corp.
(Nassau Branch), U.S. Dollar/
Philippine Peso Linked Nts.,
12.50%, 3/5/12 2 [PHP]               47,430,000         836,518

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
STRUCTURED NOTES Continued
Credit Suisse First Boston Corp.
(New York Branch), Russian
Obligatzii Federal'nogo Zaima
Linked Nts., Series 28001,
10.028%, 1/21/04 1,2 [RUR]              277,180   $       9,517
----------------------------------------------------------------
Credit Suisse First Boston
International, U.S. Dollar/South
African Rand Linked Nts., Series
FBi 43, 1.10%, 5/23/22 2                825,000         797,693
----------------------------------------------------------------
Deutsche Bank AG, Basket of
Emerging Market Currencies
Linked Nts.:
0.85%, 1/20/04                        2,045,000       2,048,477
0.85%, 3/24/04                        2,100,000       2,100,630
----------------------------------------------------------------
Deutsche Bank AG, Indonesia
(Republic of) Rupiah Linked Nts.:
14%, 6/22/09                            963,196       1,071,170
14%, 6/22/09                            524,383         551,389
14%, 6/22/09                            470,000         515,355
----------------------------------------------------------------
Deutsche Bank AG, Moscow
(City of) Linked Nts.,
15%, 9/2/05 [RUR]                    30,255,000       1,125,671
----------------------------------------------------------------
Deutsche Bank AG, Peru
(Republic of) Credit Default
Linked Bonds, 4.621%, 4/29/06 2         575,000         598,518
----------------------------------------------------------------
Deutsche Bank AG, Venezuela
(Republic of) Credit Linked
Certificate of Deposit, 8.18%,
9/20/06 2                             1,630,000       1,724,051
----------------------------------------------------------------
Deutsche Bank AG, Venezuela
(Republic of) Credit Linked Nts.:
7.32%, 12/20/06 2                     2,570,000       2,654,039
11.39%, 6/15/04 2                       775,000         806,310
----------------------------------------------------------------
JPMorgan Chase Bank, EMBI
Plus Turkey (Republic of) Linked
Certificate of Deposit, 1.50%,
4/22/04                               1,212,000       1,082,634
----------------------------------------------------------------
JPMorgan Chase Bank, Polish
Zloty/Euro Linked Certificate of
Deposit, 0.91%, 4/7/04                  505,000         490,217
----------------------------------------------------------------
JPMorgan Chase Bank, TRAC-X
NA High Yield T1 Credit Default
Swap Bonds, 7.375%, 3/25/09 7         8,200,000       8,589,500
----------------------------------------------------------------
JPMorgan Chase Bank, TRAC-X
NA High Yield T3 Credit Default
Swap Bonds, 8%, 3/25/09 7            17,700,000      18,562,875
----------------------------------------------------------------
JPMorgan Chase Bank,
Venezuela (Republic of) Credit
Linked Certificate of Deposit:
8.028%, 9/20/05 2                     1,150,000       1,198,645
8.078%, 9/20/05 2                     1,150,000       1,199,680
----------------------------------------------------------------
JPMorgan Chase Bank, Venezuela
(Republic of) Credit Linked
Default Bonds, 8.178%, 9/20/05 2      1,150,000       1,201,520

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
STRUCTURED NOTES Continued
Lehman Brothers Special Financing,
Inc., High Yield Index Linked Nts.,
0.97%, 1/1/05 2,4                   $10,000,000   $  10,000,000
----------------------------------------------------------------
Morgan Stanley Capital Services,
Inc., Venezuela ( Republic of) Credit
Swap Bonds, 6.05%, 12/20/06           1,560,000       1,494,667
----------------------------------------------------------------
Pioneer 2002 Ltd. Sec. Catastrophe
Linked Nts.:
Series 2002-1, Cl. E-A,
5.42%, 6/15/06 2                        500,000         500,775
Series 2003-II, Cl. A,
7.17%, 6/15/06 1,2                      500,000         514,900
Series 2003-II, Cl. B,
6.17%, 6/15/06 1,2                      500,000         505,475
Series 2003-II, Cl. C,
6.92%, 6/15/06 1,2                      500,000         504,950
                                                  --------------
Total Structured Notes
(Cost $61,691,382)                                   62,822,102

                 DATE    STRIKE        CONTRACTS
----------------------------------------------------------------
OPTIONS PURCHASED--0.1%
Euro Call 1,11 1/8/04   1.25EUR        22,955,000       188,745
----------------------------------------------------------------
Japanese
Yen Call 1,11 4/22/04 102.92JPY     3,594,000,000       405,403
----------------------------------------------------------------
Japanese
Yen Call 1,11  6/1/04    107JPY       660,000,000       155,826
----------------------------------------------------------------
Japanese
Yen Put 1,11  2/25/04    122JPY/EUR 16  3,255,000            65
                                                  --------------
Total Options Purchased (Cost $666,194)                 750,039

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--11.1% 17
Undivided interest of 4.51% in joint
repurchase agreement (Principal
Amount/Market Value $1,603,898,000, with
a maturity value of $1,603,979,086) with
PaineWebber, Inc., 0.91%, dated
12/31/03, to be repurchased at
$72,415,661 on 1/2/04, collateralized by
Federal Home Loan Mortgage Corp.,
5%--5.50%, 9/1/33--11/1/33, with a value
of $405,980,626 and Federal National
Mortgage Assn., 4.50%, 10/1/33, with a
value of $1,234,398,060
(Cost $72,412,000)                  $72,412,000    $ 72,412,000

----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $690,811,899)                       109.0%    711,070,155
----------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                            (9.0)    (59,842,335)
                                    ----------------------------
NET ASSETS                                100.0%   $651,227,820
                                    ============================

FOOTNOTES TO STATEMENT OF INVESTMENTS
Principal amount, strike, contracts and notional amount are reported in U.S.
Dollars, except for those denoted in the following currencies:

ARP     Argentine Peso                  HUF     Hungarian Forints
BRR     Brazilian Real                  JPY     Japanese Yen
CAD     Canadian Dollar                 NZD     New Zealand Dollar
DEM     German Mark                     PHP     Philippines Peso
DKK     Danish Krone                    PLZ     Polish Zloty
EUR     Euro                            RUR     Russian Ruble
FRF     French Franc                    SEK     Swedish Krona
GBP     British Pound Sterling

1. Identifies issues considered to be illiquid or restricted. See Note 11 of
Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Issue is in default. See Note 1 of Notes to Financial Statements.

4. When-issued security to be delivered and settled after December 31, 2003.
See
Note 1 of Notes to Financial Statements.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes
in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $701,573 or 0.11% of the Fund's net assets as
of December 31, 2003.

6. Securities with an aggregate market value of $1,907,993 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have
been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $60,904,317 or 9.35% of the Fund's net assets as of December 31, 2003.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

10. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                 CONTRACTS       EXPIRATION
EXERCISE           PREMIUM     MARKET VALUE
                           SUBJECT TO CALL            DATES
PRICE          RECEIVED       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------

Japanese Yen [JPY]               3,255,000EUR       2/25/04
132.000JPY/EUR   $ 37,407         $ 86,713
Japanese Yen [JPY]               6,510,000EUR       4/28/04
141.000JPY/EUR     90,723           30,792

--------------------------

128,130          117,505

--------------------------
                                CONTRACTS
                           SUBJECT TO PUT
--------------------------------------------------------------------------------------------------------------
Japanese Yen [JPY]            744,000,000JPY         6/1/04
120.000JPY        138,880            8,482

--------------------------

$267,010         $125,987

==========================

11. Non-income producing security.

12. Received as the result of issuer reorganization. Currently has minimal market value.

13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable
interest rate at a designated future date.

14. Interest or dividend is paid-in-kind.

15. Units may be comprised of several components, such as debt and equity and/or
warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.

16. Represents cross currency strike price.

17. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2003
--------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (including cost and market value of $72,412,000 in repurchase agreements)
(including securities loaned of approximately $41,571,000) (cost
$690,811,899)--see accompanying statement    $711,070,155
---------------------------------------------------------------------------------------------------------------------------
Cash
    10,239,032
---------------------------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost
$4,746)
4,685
---------------------------------------------------------------------------------------------------------------------------
Collateral for securities
loaned
42,384,437
---------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency
contracts                                                            1,717,081
---------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal
paydowns
           7,934,046
Investments sold on a when-issued
basis
1,823,418
Shares of beneficial interest
sold
 1,145,075
Closed foreign currency
contracts
85,522
Futures
margins
5,441
Other
4,987

-------------
Total
assets
776,413,879

---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Return of collateral for securities
loaned
42,384,437
---------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency
contracts                                                              584,268
---------------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $267,010)--see accompanying
statement                                 125,987
---------------------------------------------------------------------------------------------------------------------------
Swaptions written, at value (premiums received
$19,758)                                                              4,216
---------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $69,252,091 purchased on a when-issued
basis)                                  80,812,128
Swap
contracts
955,652
Shares of beneficial interest
redeemed
200,849
Distribution and service plan
fees
40,448
Shareholder reports

33,511
Trustees'
compensation
3,843
Transfer and shareholder servicing agent
fees
1,667
Other
39,053

-------------
Total
liabilities
125,186,059

---------------------------------------------------------------------------------------------------------------------------
NET
ASSETS
$651,227,820

=============

---------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of beneficial
interest
$    128,798
---------------------------------------------------------------------------------------------------------------------------
Additional paid-in
capital
621,211,693
---------------------------------------------------------------------------------------------------------------------------
Accumulated net investment
income
32,618,798
---------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                 (23,178,329)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign
currencies
20,446,860

                                  -------------
NET
ASSETS
$651,227,820

                         =============

---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Non-Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $571,445,412 and 113,250,972 shares of beneficial
interest outstanding)                      $5.05
---------------------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of
$79,782,408 and 15,547,173 shares of beneficial interest
outstanding)                                                $5.13

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME

Interest
$29,938,358
---------------------------------------------------------------------------------------------
Fee
income
1,758,979
---------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of
$12,964)                              263,694
---------------------------------------------------------------------------------------------
Portfolio lending fees
                            38,905

------------
Total investment
income                                                           31,999,936

---------------------------------------------------------------------------------------------
EXPENSES
Management
fees
3,673,166
---------------------------------------------------------------------------------------------
Distribution and service plan fees--Service
shares                                    86,361
---------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service
shares
10,405
Service
shares
8,378
---------------------------------------------------------------------------------------------
Shareholder
reports
52,830
---------------------------------------------------------------------------------------------
Custodian fees and expenses
                                         32,408
---------------------------------------------------------------------------------------------
Trustees'
compensation
19,802
---------------------------------------------------------------------------------------------
Other
43,360

------------
Total
expenses
3,926,710
Less reduction to custodian
expenses                                                  (4,396)

                ------------
Net
expenses
3,922,314

---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
                                           28,077,622

---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (including premiums on options
exercised)                              7,465,283
Closing of futures
contracts                                                      (1,399,854)
Closing and expiration of option contracts
written                                    82,666
Foreign currency
transactions                                                      7,491,181

------------
Net realized
gain
13,639,276
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments

32,105,619
Translation of assets and liabilities denominated in foreign
currencies            9,856,289
Futures
contracts
37,808

------------
Net change in unrealized appreciation
(depreciation)                              41,999,716

---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                             $83,716,614

============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

NON-SERVICE SHARES    YEAR ENDED DECEMBER 31                 2003
2002       2001        2000      1999
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period                        $4.57
$4.62      $4.69       $4.97     $5.12
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .22
..29        .41         .41       .45
Net realized and unrealized gain (loss)                       .56
..03       (.19)       (.28)     (.31)

---------------------------------------------------
Total from investment operations                              .78
..32        .22         .13       .14
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.30)
(.37)      (.29)       (.41)     (.29)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $5.05
$4.57      $4.62       $4.69     $4.97

===================================================

-----------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                          18.07%
7.44%      4.85%       2.63%     2.83%

---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $571,445
$406,126   $351,686    $304,562  $282,086
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $472,213
$374,519   $330,711    $289,923  $278,668
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                        5.61%
6.89%      8.78%       9.23%     9.08%
Total expenses                                               0.75%
0.79%      0.79%       0.79%     0.78%
Expenses after expense reimbursement
or fee waiver and reduction to
custodian expenses                                            N/A 3
0.78%       N/A 3       N/A 3     N/A 3
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       117%
65%       104%        104%       81%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

FINANCIAL HIGHLIGHTS  Continued
-----------------------------------------------------------------------------
SERVICE SHARES    YEAR ENDED DECEMBER
31                                                2003         2002
2001 1
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of
period                                                   $4.67
$4.73         $4.64
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment
income
..27          .03           .15
Net realized and unrealized gain
(loss)                                                  .49
..28          (.06)

-----------------------------------
Total from investment
operations
..76          .31           .09
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment
income                                                    (.30)
(.37)           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
period                                                         $5.13
$4.67         $4.73

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE
2                                                     17.16%
7.03%         1.94%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                             $79,782
$8,138            $4
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                                                    $34,744
$2,307            $2
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment
income
4.57%        5.40%         8.17%
Total
expenses
1.02%        1.06%         0.92%
Expenses after expense reimbursement or fee waiver and reduction to custodian
expense    N/A 4       1.03%          N/A 4
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate
117%          65%          104%

1. For the period from March 19, 2001 (inception of offering) to December 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

--------------------------------------------------------------------------------

YEAR ENDED DECEMBER
31,
2003            2002
-------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income
                                                           $28,077,622
$25,945,473
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
                                   13,639,276      (2,441,898)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
           41,999,716       4,037,800

-----------------------------
Net increase in net assets resulting from
operations                                    83,716,614      27,541,375

-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Non-Service shares
                                                            (28,473,133)
(28,654,014)
Service
shares
(842,251)         (2,128)

-------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest transactions:
Non-Service
shares
115,808,103      55,824,134
Service
shares
66,753,974       7,864,978

-------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total
increase
236,963,307      62,574,345
-------------------------------------------------------------------------------------------------------------------
Beginning of
period
414,264,513     351,690,168

-----------------------------
End of period [including accumulated net investment income of
$32,618,798 and $26,988,087,
respectively]                                            $651,227,820
$414,264,513

=============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Strategic Bond Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment
products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges
or
other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices,
and
if not, at the closing bid price. Securities (including restricted securities)
for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the
Board
of Trustees, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the
Board of Trustees. Short-term "money market type" debt securities with remaining
maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The Fund also invests in "index-linked" notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, increasing the volatility of each note's market
value relative to the change in the underlying foreign currency exchange rate
or
underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of
December 31, 2003, the market value of these securities comprised 9.6% of the
Fund's net assets and resulted in unrealized gains of $1,130,720. The Fund also
hedges a portion of the foreign currency exposure generated by these securities,
as discussed in Note 5.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN ISSUED BASIS. Delivery and payment for securities that have
been purchased by the Fund on a when issued basis can take place a month or more
after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date.
During this period, such securities do not earn interest, are subject to market
fluctuation and may increase or decrease in value prior to their delivery. The
Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such purchases while remaining substantially fully invested. As of December 31, 2003, the Fund had entered into net when issued commitments of $67,428,673.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued
In connection with its ability to purchase securities on a when issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with
the same counterparty to repurchase similar (same type, coupon and maturity)
but
not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as fee income or realized gain (loss) on investments.
   Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential
of the Fund to receive inferior securities to what was sold to the counterparty
at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2003, securities with an aggregate market value of $5,583,555, representing 0.86% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains
and
losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds
advised by the Manager, may transfer uninvested cash balances into joint trading
accounts on a daily basis. Secured by U.S. government securities, these balances
are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to
a
specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years
and
unrealized appreciation or depreciation of securities and other investments for
federal income tax purposes.

                                                                 NET
UNREALIZED

APPRECIATION
                                                               BASED ON COST
OF
                                                                 SECURITIES
AND
 UNDISTRIBUTED     UNDISTRIBUTED              ACCUMULATED     OTHER
INVESTMENTS
 NET INVESTMENT        LONG-TERM                     LOSS    FOR FEDERAL
INCOME
 INCOME                     GAIN     CARRYFORWARD 1,2,3,4          TAX
PURPOSES

------------------------------------------------------------------------------
 $34,467,108                 $--              $22,875,637
$20,144,190

1. As of December 31, 2003, the Fund had $22,767,348 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              -------------------------
                              2006          $   347,976
                              2007            5,399,072
                              2008              253,735
                              2009            9,904,928
                              2010            6,861,637
                                            -----------
                              Total         $22,767,348
                                            ===========

2. During the fiscal year December 31, 2003, the Fund utilized $666,406 of capital loss carryforward to offset capital gains realized in that fiscal year.
During the fiscal year December 31, 2002, the Fund did not utilize any capital loss carryforwards.
3. As of December 31, 2003, the Fund had $11,337 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2012.
4. The Fund had $96,952 of straddle losses which were deferred.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in
which the income or net realized gain was recorded by the Fund. Accordingly, the
following amounts have been reclassified for December 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

                 INCREASE TO                         INCREASE TO
                 ACCUMULATED                     ACCUMULATED NET
                 NET INVESTMENT                 REALIZED LOSS ON
                 INCOME                              INVESTMENTS
                 -----------------------------------------------
                 $6,868,473                           $6,868,473

The tax character of distributions paid during the years ended December 31,
2003
and December 31, 2002 was as follows:

                                          YEAR ENDED               YEAR ENDED
                                   DECEMBER 31, 2003        DECEMBER 31, 2002
   --------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                       $29,315,384              $28,656,142

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for
federal income tax purposes as of December 31, 2003 are noted below. The primary
difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses
or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities            $ 691,392,501
                 Federal tax cost of other investments       127,440,995
                                                           -------------
                 Total federal tax cost                    $ 818,833,496
                                                           =============

                 Gross unrealized appreciation             $  39,036,965
                 Gross unrealized depreciation               (18,892,775)
                                                           -------------
                 Net unrealized appreciation               $  20,144,190
                                                           =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though
equal dollar amounts had been invested in shares of the Fund or are invested in
other Oppenheimer funds selected by the Trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if
any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization
of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of
assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest
were as follows:

                                                 YEAR ENDED DECEMBER 31,
2003       YEAR ENDED DECEMBER 31, 2002
                                                     SHARES
AMOUNT           SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES

Sold                                             46,663,574     $
222,213,838       39,611,608     $ 174,444,145
Dividends and/or distributions reinvested         6,471,166
28,473,133        6,617,555        28,654,014
Redeemed                                        (28,764,717)
(134,878,868)     (33,471,553)     (147,274,025)

-----------------------------------------------------------------
Net increase                                     24,370,023     $
115,808,103       12,757,610     $  55,824,134

=================================================================

-----------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                             14,341,848     $
69,419,263        1,855,564     $   8,365,056
Dividends and/or distributions reinvested           187,166
842,251              479             2,128
Redeemed                                           (725,688)
(3,507,540)        (113,038)         (502,206)

-----------------------------------------------------------------
Net increase                                     13,803,326     $
66,753,974        1,743,005     $   7,864,978

=================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were
$686,345,267 and $576,876,531, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the
investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
Manager,
acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2003, the Fund paid
$17,581 OFS for services to the Fund.
   Additionally, funds offered in variable annuity separate accounts are subject
to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent
fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Under the Plan, payments are made quarterly at an annual
rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. Fees incurred by the Fund under the plan are detailed in the
Statement
of Operations.

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities
 denominated in a foreign currency and for protection from adverse exchange rate
 fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation
or
depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of December 31, 2003, the Fund had outstanding foreign currency contracts as
follows:

                                                       CONTRACT
                                          EXPIRATION     AMOUNT
VALUATION AS OF       UNREALIZED        UNREALIZED
CONTRACT DESCRIPTION                           DATES     (000S)      DECEMBER
31, 2003     APPRECIATION      DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Argentine Peso [ARP]                   2/2/04-6/8/04      6,330ARP         $
2,132,494       $   61,063          $  3,224
Australian Dollar [AUD]                       1/8/04      1,780AUD
1,339,826           67,126                --
British Pound Sterling [GBP]          1/8/04-2/18/04      1,860GBP
3,320,581          105,173                --
Euro [EUR]                           1/12/04-3/15/04     15,435EUR
19,449,007          792,783                --
Japanese Yen [JPY]                   2/10/04-2/13/04  2,302,860JPY
21,516,924          650,835                --
Mexican Nuevo Peso [MXN]              1/12/04-2/2/04     68,835MXN
6,105,936               --            26,651
New Zealand Dollar [NZD]                      1/8/04      1,920NZD
1,259,301           40,101                --

-----------------------------

1,717,081            29,875

                                              -----------------------------
CONTRACTS TO SELL
British Pound Sterling [GBP]                  3/9/04        580GBP
1,032,740               --           124,170
Canadian Dollar [CAD]                        2/23/04
420CAD             324,241               --            27,222
Euro [EUR]                           3/11/04-4/13/04      2,720EUR
3,423,657               --           186,473
Japanese Yen [JPY]                    1/8/04-5/12/04    495,000JPY
4,633,433               --           146,088
Swiss Franc [CHF]                             1/8/04      1,425CHF
1,152,445               --            70,440

                             -----------------------------

--           554,393

                  -----------------------------
Total Unrealized Appreciation and
Depreciation
$1,717,081          $584,268

       =============================

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy
and
sell futures contracts that relate to broadly based securities indices
"financial futures" or debt securities "interest rate futures" in order to gain
exposure to or protection from changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may
be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either
cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed
or has expired.
   Cash held by the broker to cover initial margin requirements on open futures
contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures
contracts are noted in the Statement of Investments. The Statement of Assets
and
Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of

Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of
Operations.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value
of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2003, the Fund had outstanding futures contracts as follows:

UNREALIZED
                                     EXPIRATION       NUMBER OF
VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                      DATES       CONTRACTS     DECEMBER
31, 2003   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE

DAX Index                               3/19/04               4           $
503,910        $  14,127
Euro-Bundesobligation                    3/8/04              10
1,426,840            3,656
FTSE 100 Index                          3/19/04
1                79,957            1,933
NASDAQ 100 Index                        3/18/04              10
1,471,000           53,413
Nikkei 225 Index                        3/11/04               2
107,500            3,200
United Kingdom Long Gilt                3/29/04               2
388,391            1,612
U.S. Long Bonds                         3/22/04             105
11,477,813           45,991
U.S. Treasury Nts., 5 yr.               3/22/04              34
3,795,250           20,857
U.S. Treasury Nts., 10 yr.              3/22/04              49
5,501,016          (28,859)

        ----------

115,930

----------
CONTRACTS TO SELL
Japan (Government of) Bonds, 10 yr.     3/11/04               5
6,431,371          (20,995)
Standard & Poor's 500 E-Mini            3/19/04              51
2,831,775          (94,426)
Standard & Poor's 500 Index             3/18/04              10
2,776,500          (95,001)
U.S. Treasury Nts., 2 yr.               3/30/04             220
47,090,313         (183,106)

----------

(393,528)

----------

                                                         $(277,598)

==========

--------------------------------------------------------------------------------
7. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell
or
purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written
put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in
the Statement of Assets and Liabilities. Realized gains and losses are reported
in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if
the market price of the security decreases and the option is exercised. The risk
in buying an option is that the Fund pays a premium whether or not the option is
exercised. The Fund also has the additional risk of not being able to enter into
a closing transaction if a liquid secondary market does not exist.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7. OPTION ACTIVITY Continued
Written option activity for the year ended December 31, 2003 was as follows:

CALL OPTIONS                        PUT OPTIONS

------------------------------          --------------------------

PRINCIPAL/                           PRINCIPAL/
                                                             NUMBER OF
AMOUNT OF            NUMBER OF     AMOUNT OF
                                                             CONTRACTS
PREMIUMS            CONTRACTS      PREMIUMS
--------------------------------------------------------------------------------------------------------------------------

Options outstanding as of December 31, 2002                  7,895,000
$  59,288                   --     $      --
Options written
2,569,185,945         512,599          747,746,695       276,313
Options closed or expired
(3,203,835)        (51,602)          (3,746,695)     (137,433)
Options exercised                                       (2,564,112,110)
(392,155)                  --            --

------------------------------------------------------------------
Options outstanding as of December 31, 2003                  9,765,000
$ 128,130          744,000,000     $ 138,880

==================================================================

--------------------------------------------------------------------------------
8. CREDIT SWAP CONTRACTS
The Fund may enter into a credit swap transaction to maintain a total return on
a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund pays an annual interest fee on the notional amount in exchange for the counterparty paying in a potential credit event.

During the year ended December 31, 2003 the Fund entered into transactions to hedge credit risk. Information regarding the credit swaps is as follows:

                                     UNREALIZED
                                         EXPIRATION        NOTIONAL
VALUATION AS OF         APPRECIATION
CONTRACT DESCRIPTION                          DATES          AMOUNT
DECEMBER 31, 2003        (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------

Deutsche Bank AG, Colombia
(Republic of) Credit Nts.                   9/20/13       $
290,000               $ (8,591)           $  (8,591)
Deutsche Bank AG, Colombia
Republic of) Credit Nts.                    9/20/13
290,000                (12,445)             (12,445)
Deutsche Bank AG, United Mexican
States Credit Bonds                         9/20/13
1,235,000                (29,992)             (29,992)
Deutsche Bank AG, Peru (Republic
of) Credit Bonds                           10/20/08
305,000                (10,368)             (10,368)
Deutsche Bank AG, Philippines
(Republic of) 5 yr. Credit Nts.             7/25/08
930,000                 (1,016)              (1,016)
Deutsche Bank AG, Philippines
(Republic of) 10 yr. Credit Bonds           7/25/13
930,000                    258                  258
Deutsche Bank AG, Philippines
(Republic of) Credit Nts.                  12/20/08
315,000                  2,575                2,575
Deutsche Bank AG,
Russian Federation Credit Bonds             9/20/13
1,540,000                (37,623)             (37,623)
Deutsche Bank AG,
Russian Federation Credit Bonds             9/10/13
1,225,000                (25,554)             (25,554)
Deutsche Bank AG,
Russian Federation Credit Bonds            10/30/13
2,560,000                (54,743)             (54,743)
Deutsche Bank AG,
Turkey (Republic of ) Credit Bonds         10/10/13         630,000
          (74,407)             (74,407)
JPMorgan Chase Bank,
Jordan (Kingdom of) Credit Nts.              6/6/06
250,000                    945                  945
JPMorgan Chase Bank,
Peru (Republic of) Credit Bonds             9/20/08
230,000                (21,371)             (21,371)
JPMorgan Chase Bank, Peru
(Republic of) Credit Bonds                  9/20/08
460,000                (41,761)             (41,761)
JPMorgan Chase Bank,
Russian Federation Credit Bonds             10/9/13
730,000                 15,724               15,724

UNREALIZED
                                            EXPIRATION       NOTIONAL
VALUATION AS OF        APPRECIATION
CONTRACT DESCRIPTION                             DATES         AMOUNT
DECEMBER 31, 2003       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------

JPMorgan Chase Bank, TRAC-X
Emerging Markets Default Bonds1               12/20/08      $
860,000             $(57,306)          $ (57,306)
Morgan Stanley Capital Services, Inc.,
Brazil (Republic of) Credit Nts.               3/20/14      3,450,000
      (26,945)            (26,945)
Morgan Stanley Capital Services, Inc.,
Hungary (Republic of) Credit Bonds             12/2/13
1,880,000              (17,747)            (17,747)
Morgan Stanley Capital Services, Inc.,
Russian Federation Credit Bonds               11/19/13
2,240,000              (35,418)            (35,418)
Morgan Stanley Capital Services, Inc.,
Turkey (Republic of) Credit Bonds              2/16/06
1,300,000              (19,511)            (19,511)

----------

$(455,296)

                                             ==========

1. Comprised of emerging markets credit swaps of which the underlying is comprised of a pool of emerging market entities and associated benchmark obligations. The Fund received a premium and is obligated to pay a rate that resets every six months primarily based upon default by an emerging market entity within the pool.

--------------------------------------------------------------------------------
9. INTEREST RATE SWAP CONTRACTS
The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio,
or for other non-speculative purposes. Interest rate swaps involve the exchange
of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not
exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement.
   Interest rate swaps are subject to credit risk (if the counterparty fails to
meet its obligations) and interest rate risk. The Fund could be obligated to pay
more under its swap agreements than it receives under them, as a result of interest rate changes. As of December 31, 2003, the Fund had entered into the following interest rate swap agreements:

                                                          FIXED
FLOATING RATE
                                                   RATE PAID BY
RECEIVED BY                                      UNREALIZED
                               NOTIONAL             THE FUND AT         THE
FUND AT        FLOATING     TERMINATION    APPRECIATION
SWAP COUNTERPARTY                AMOUNT       DECEMBER 31, 2003   DECEMBER
31, 2003      RATE INDEX            DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------

Three-Month
Deutsche Bank AG          $   3,185,000
3.1025%               1.18%     LIBOR flat          3/4/08       $  30,679

Three-Month
JPMorgan Chase Bank           6,625,000                   3.052
            1.17      LIBOR flat         3/10/08          78,030

Six-Month
JPMorgan Chase Bank             880,000EUR                3.135
2.081      LIBOR flat         7/14/08          20,128

Six-Month
JPMorgan Chase Bank         245,400,000HUF                 9.13
         7      LIBOR flat         7/14/08         (88,830)
Morgan Stanley
Capital
Three-Month
Services, Inc.               31,000,000
3.82                1.17      LIBOR flat        11/10/08        (399,577)
Morgan Stanley
Capital
Three-Month
Services, Inc.               22,000,000
2.32                1.17      LIBOR flat        11/10/05        (140,786)

----------

$(500,356)

       ==========

--------------------------------------------------------------------------------
10. SWAPTION TRANSACTIONS
The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes
in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
10. SWAPTION TRANSACTIONS Continued
As of December 31, 2003, the Fund had entered into the following swaption contracts:

                         NOTIONAL         EXPIRATION
EXERCISE            PREMIUM    MARKET VALUE
SWAPTIONS                  AMOUNT               DATE
PRICE           RECEIVED      SEE NOTE 1
-------------------------------------------------------------------------------

Deutsche Bank          $2,220,000            5/17/04
2.825%           $19,758          $4,216

-------------------------------------------------------------------------------
11. ILLIQUID OR RESTRICTED SECURITIES
As of December 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement
transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than
15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2003 was $27,674,473, which represents 4.25% of the Fund's net assets, of which $4,685 is considered restricted. Information concerning restricted securities is as follows:

ACQUISITION                   VALUATION AS OF      UNREALIZED
SECURITY                                                     DATES
COST     DECEMBER 31, 2003    DEPRECIATION
--------------------------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Geotek Communications, Inc., Liquidating Trust              4/6/00      $
--                $   --            $ --
Geotek Communications, Inc., Series B, Escrow Shares        1/4/01
840                    --             840
Real Time Data Co. Wts., Exp. 5/31/04                      6/30/99
364                    --             364

CURRENCY
Argentine Peso                                     8/6/03-12/10/03
4,746                 4,685              61

-------------------------------------------------------------------------------
12. SECURITIES LENDING
The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned
because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. As of December 31, 2003, the
Fund had on loan securities valued at approximately $41,571,000. Cash of
$42,384,437 was received as collateral for the loans, and has been invested in approved instruments.

-------------------------------------------------------------------------------
13. BORROWING AND LENDING ARRANGEMENTS
The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The
SEC's
order requires the Fund's Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement
the Fund may lend money to other Oppenheimer funds and may borrow from other
Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions
of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case
the Fund might have to borrow from a bank at higher rates if a loan were not available from another

Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.  The Fund had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.

OPPENHEIMER VALUE FUND/VA

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER VALUE FUND/VA:

     We have audited the  accompanying  statement of assets and  liabilities  of
Oppenheimer  Value  Fund/VA,  a series of  Oppenheimer  Variable  Account Funds, including the statement of investments, as of December 31, 2003, and the related statement of  operations  and  statement of changes in net assets for the period from January 2, 2003  (commencement of operations) to December 31, 2003, and the financial  highlights for the period indicated.  These financial  statements and financial  highlights  are the  responsibility  of the  Fund's  management.  Our responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audit.

     We conducted our audit in  accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by  correspondence  with the custodian and brokers;  where replies were not received from brokers,  we performed  other auditing procedures.  An audit also includes assessing the accounting principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audit provides a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly,  in all material  respects,  the financial  position of
Oppenheimer Value Fund/VA as of December 31, 2003, the results of its operations and  the  changes  in its net  assets  for  the  period  from  January  2,  2003
(commencement of operations) to December 31, 2003, and the financial  highlights for the period  indicated,  in conformity with accounting  principles  generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
 DELOITTE & TOUCHE LLP

Denver, Colorado
February 12, 2004

OPPENHEIMER VALUE FUND/VA
STATEMENT OF INVESTMENTS DECEMBER 31, 2003

                                                   MARKET VALUE
                                          SHARES     SEE NOTE 1
---------------------------------------------------------------
 COMMON STOCKS--98.2%
---------------------------------------------------------------
 CONSUMER DISCRETIONARY--12.3%
---------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--2.1%
 McDonald's Corp.                          3,300    $    81,939
---------------------------------------------------------------
 MEDIA--9.1%
 EchoStar Communications Corp., Cl. A 1      500         17,000
---------------------------------------------------------------
 Liberty Media Corp., Cl. A 1              17,700        210,453
---------------------------------------------------------------
 UnitedGlobalCom, Inc., Cl. A 1            14,830        125,758
                                                    -----------
                                                        353,211

---------------------------------------------------------------
 TEXTILES, APPAREL & LUXURY GOODS--1.1%
 Nike, Inc., Cl. B                           600         41,076
---------------------------------------------------------------
 CONSUMER STAPLES--8.0%
---------------------------------------------------------------
 BEVERAGES--0.9%
 Constellation Brands, Inc., Cl. A 1        1,100         36,223
---------------------------------------------------------------
 FOOD & STAPLES RETAILING--3.1%
 Costco Wholesale Corp. 1                  3,200        118,976
---------------------------------------------------------------
 TOBACCO--4.0%
 Altria Group, Inc.                        2,800        152,376
---------------------------------------------------------------
 ENERGY--8.0%
---------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--1.4%
 Halliburton Co.                           1,600         41,600
---------------------------------------------------------------
 Talisman Energy, Inc.                       200         11,320
                                                    -----------
                                                         52,920
---------------------------------------------------------------
 OIL & GAS--6.6%
 BP plc, ADR                               4,200        207,270
---------------------------------------------------------------
 LUKOIL, Sponsored ADR                       300         27,930
---------------------------------------------------------------
 YUKOS, ADR                                  500         21,000
                                                    -----------
                                                        256,200

---------------------------------------------------------------
 FINANCIALS--26.3%
---------------------------------------------------------------
 CAPITAL MARKETS--2.2%
 Bank of New York Co., Inc. (The)          2,600         86,112
---------------------------------------------------------------
 COMMERCIAL BANKS--8.7%
 Bank of America Corp.                       600         48,258
---------------------------------------------------------------
 FleetBoston Financial Corp.               2,700        117,855
---------------------------------------------------------------
 SunTrust Banks, Inc.                      1,600        114,400
---------------------------------------------------------------
 Wells Fargo & Co.                         1,000         58,890
                                                    -----------
                                                        339,403

---------------------------------------------------------------
 DIVERSIFIED FINANCIAL SERVICES--8.6%
 Citigroup, Inc.                           2,200        106,788
---------------------------------------------------------------
 Franklin Resources, Inc.                  1,200         62,472
---------------------------------------------------------------
 Merrill Lynch & Co., Inc.                   700         41,055
---------------------------------------------------------------
 Morgan Stanley                            2,100        121,527
                                                    -----------
                                                        331,842

                                                   MARKET VALUE
                                          SHARES     SEE NOTE 1
---------------------------------------------------------------
 INSURANCE--6.8%
 Chubb Corp.                               1,100    $    74,910
---------------------------------------------------------------
 Platinum Underwriters Holdings Ltd.       2,200         66,000
---------------------------------------------------------------
 Prudential Financial, Inc.                2,900        121,133
                                                    -----------
                                                        262,043

---------------------------------------------------------------
 HEALTH CARE--4.6%
---------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--2.8%
 Aetna, Inc.                               1,100         74,338
---------------------------------------------------------------
 PacifiCare Health Systems, Inc. 1           300         20,280
---------------------------------------------------------------
 Service Corp. International 1             2,400         12,936
                                                    -----------
                                                        107,554

---------------------------------------------------------------
 PHARMACEUTICALS--1.8%
 Schering-Plough Corp.                     4,100         71,299
---------------------------------------------------------------
 INDUSTRIALS--15.2%
---------------------------------------------------------------
 AEROSPACE & DEFENSE--6.9%
 Boeing Co.                                1,700         71,638
---------------------------------------------------------------
 Raytheon Co.                              6,500        195,260
                                                    -----------
                                                        266,898

---------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--5.9%
 Cendant Corp. 1                           8,200        182,614
---------------------------------------------------------------
 ChoicePoint, Inc. 1                       1,200         45,708
                                                    -----------
                                                        228,322

---------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--2.3%
 Tyco International Ltd.                   3,400         90,100
---------------------------------------------------------------
 ROAD & RAIL--0.1%
 CNF Transportation, Inc.                    100          3,390
---------------------------------------------------------------
 INFORMATION TECHNOLOGY--8.2%
---------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--1.4%
 QUALCOMM, Inc.                            1,000         53,930
---------------------------------------------------------------
 COMPUTERS & PERIPHERALS--3.2%
 Hewlett-Packard Co.                       5,400        124,038
---------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--2.1%
 Flextronics International Ltd. 1          2,200         32,648
---------------------------------------------------------------
 Symbol Technologies, Inc.                 2,300         38,847
---------------------------------------------------------------
 Thermo Electron Corp. 1                     400         10,080
                                                    -----------
                                                         81,575

---------------------------------------------------------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
 Brooks Automation, Inc. 1                   700         16,919
---------------------------------------------------------------
 SOFTWARE--1.0%
 Compuware Corp. 1                         6,600         39,864

STATEMENT OF INVESTMENTS Continued

                                                   MARKET VALUE
                                          SHARES     SEE NOTE 1
---------------------------------------------------------------
 MATERIALS--4.9%
---------------------------------------------------------------
 CHEMICALS--2.7%
 Dow Chemical Co.                          2,000    $    83,140
---------------------------------------------------------------
 IMC Global, Inc.                          2,200         21,846
                                                    -----------
                                                        104,986

---------------------------------------------------------------
 CONTAINERS & PACKAGING--0.5%
 Smurfit-Stone Container Corp.             1,100         20,427
---------------------------------------------------------------
 PAPER & FOREST PRODUCTS--1.7%
 Bowater, Inc.                               500         23,155
---------------------------------------------------------------
 Sappi Ltd., Sponsored ADR                 3,100         42,377
                                                    -----------
                                                         65,532

---------------------------------------------------------------
 TELECOMMUNICATION SERVICES--5.4%
---------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--3.0%
 IDT Corp., Cl. B 1                        3,300         76,329
---------------------------------------------------------------
 Verizon Communications, Inc.              1,100         38,588
                                                    -----------
                                                        114,917

---------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--2.4%
 AT&T Corp.                                1,900         38,570
---------------------------------------------------------------
 Vodafone Group plc, Sponsored ADR         2,200         55,088
                                                    -----------
                                                         93,658

---------------------------------------------------------------
 UTILITIES--5.3%
---------------------------------------------------------------
 ELECTRIC UTILITIES--4.1%
 AES Corp. (The) 1                         9,100         85,904
---------------------------------------------------------------
 Dominion Resources, Inc.                    500         31,915
---------------------------------------------------------------
 PG&E Corp. 1                              1,500         41,655
                                                    -----------
                                                        159,474

                                                   MARKET VALUE
                                          SHARES     SEE NOTE 1
---------------------------------------------------------------
 GAS UTILITIES--0.3%
 Kinder Morgan, Inc.                         200    $    11,820
---------------------------------------------------------------
 MULTI-UTILITIES--0.9%
 Equitable Resources, Inc.                   800         34,336
                                                    -----------
 Total Common Stocks (Cost $3,062,346)                3,801,360

                                       PRINCIPAL
                                          AMOUNT
---------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--0.9%
---------------------------------------------------------------
 Undivided interest of 0.03% in joint
 repurchase agreement (Principal
 Amount/Market Value $109,556,000,
 with a maturity value of $109,560,869)
 with Banc One Capital Markets,
 Inc., 0.80%, dated 12/31/03, to
 be repurchased at $35,002 on 1/2/04,
 collateralized by U.S. Treasury Bonds,
 4.25%, 11/30/13, with a value of
 $111,861,618 (Cost $35,000)             $35,000         35,000

---------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
 (COST $3,097,346)                          99.1%     3,836,360
---------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES             0.9         34,446
                                         -----------------------
 NET ASSETS                                100.0%   $ 3,870,806
                                         =======================

FOOTNOTE TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2003

--------------------------------------------------------------------------------------------
 ASSETS

 Investments, at value (cost $3,097,346)--see accompanying
statement              $3,836,360
--------------------------------------------------------------------------------------------

Cash
242
 Receivables and other assets:
 Investments
sold
43,478
 Interest and
dividends                                                                6,606

Other
497

----------
 Total
assets
3,887,183

--------------------------------------------------------------------------------------------
 LIABILITIES
 Payables and other liabilities:
 Legal, auditing and other professional
fees                                           8,344
 Shareholder
reports
3,812
 Investments
purchased
2,419
 Trustees'
compensation
1,143

Other
659
--------------------------------------------------------------------------------------------
 Total
liabilities
16,377

--------------------------------------------------------------------------------------------
 NET
ASSETS
$3,870,806

==========

--------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
 Par value of shares of beneficial
interest                                       $      300
--------------------------------------------------------------------------------------------
 Additional paid-in
capital                                                        2,999,700
--------------------------------------------------------------------------------------------
 Accumulated net investment
income                                                     8,769
--------------------------------------------------------------------------------------------
 Accumulated net realized gain on
investments                                        123,023
--------------------------------------------------------------------------------------------
 Net unrealized appreciation on
investments                                          739,014

----------
 NET ASSETS--applicable to 300,000 shares of beneficial interest
outstanding      $3,870,806

==========

--------------------------------------------------------------------------------------------
 NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER
SHARE             $12.90

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS For the Period Ended December 31, 2003 1

--------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $767)                  $
51,859
--------------------------------------------------------------------------------
 Interest
1,471

---------
 Total investment income
53,330

--------------------------------------------------------------------------------
 EXPENSES
 Management fees
23,894
--------------------------------------------------------------------------------
 Legal, auditing and other professional fees
8,750
--------------------------------------------------------------------------------
 Shareholder reports
7,143
--------------------------------------------------------------------------------
 Trustees' compensation
3,179
--------------------------------------------------------------------------------
 Custodian fees and expenses
162
--------------------------------------------------------------------------------
 Other
1,451

---------
 Total expenses
44,579
 Less reduction to custodian expenses
(18)

---------
 Net expenses
44,561

--------------------------------------------------------------------------------
 NET INVESTMENT INCOME
8,769

--------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN
 Net realized gain on investments
123,023
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments
739,014

--------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$870,806

=========

1. For the period from January 2, 2003 (commencement of operations) to
   December 31, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES AND NET ASSETS

FINANCIAL HIGHLIGHTS

 NON-SERVICE SHARES  PERIOD  DECEMBER 31                               2003 1
-------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                  $10.00
-------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                    .03
 Net realized and unrealized gain                                        2.87

--------
 Total from investment operations                                        2.90
-----------------------------------------------------------------------------
 Net asset value, end of period                                        $12.90

-----------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 2                                     29.00%
-----------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                              $3,871
-----------------------------------------------------------------------------
 Average net assets (in thousands)                                     $3,205
-----------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                   0.27%
 Total expenses
1.39% 4
-----------------------------------------------------------------------------
 Portfolio turnover rate                                                  120%

1. For the period from January 2, 2003 (commencement of operations) to
December
31, 2003.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

 PERIOD ENDED DECEMBER  31, 2003 1
-------------------------------------------------------------------------------------------------------------------
 OPERATIONS

 Net investment
income
$    8,769
-------------------------------------------------------------------------------------------------------------------
 Net realized
gain
123,023
-------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
appreciation
739,014

            ----------
 Net increase in net assets resulting from
operations                                                       870,806

-------------------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from beneficial interest
transactions--Non-Service shares           3,000,000

-------------------------------------------------------------------------------------------------------------------
 NET ASSETS
 Total
increase
3,870,806
-------------------------------------------------------------------------------------------------------------------
 Beginning of
period
--

----------
 End of period [including accumulated net investment income of $8,769 for the period ended December 31,
2003]
$3,870,806

          ==========

1. For the period from January 2, 2003 (commencement of operations) to
   December 31, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Value Fund/VA (the Fund) is a separate series of Oppenheimer
 Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Trust's investment advisor is
 OppenheimerFunds, Inc. (the Manager). As of December 31, 2003, all
Non-Service
 shares were owned by the Manager.
    The Fund currently offers Non-Service shares only. The class is sold at offering price, which is the net asset value per share, to separate investment
 accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price
 of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing
 price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the
 prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted
 securities) for which quotations are not readily available are valued primarily
 using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Trustees, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the
 Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which
 approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
 U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related
 to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such
 transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Fund, along with other affiliated funds
 advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these
 balances are invested in one or more repurchase agreements. Securities pledged
 as collateral for repurchase agreements are held by a custodian bank until the
 agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any,
 to shareholders.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments
 for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued

NET UNREALIZED

APPRECIATION

BASED ON COST OF

SECURITIES AND
              UNDISTRIBUTED          UNDISTRIBUTED
ACCUMULATED             OTHER INVESTMENTS
              NET INVESTMENT             LONG-TERM
LOSS            FOR FEDERAL INCOME
              INCOME                          GAIN
CARRYFORWARD                  TAX PURPOSES
----------------------------------------------------------------------------------------------------------

              $131,792                         $--
$--                      $739,014

 No distributions were paid during the period ended December 31, 2003.

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain
or
 loss.

                 Federal tax cost of securities               $3,097,346
                                                              ==========

                 Gross unrealized appreciation                $  752,953
                 Gross unrealized depreciation                   (13,939)
                                                              ----------
                 Net unrealized appreciation                  $  739,014
                                                              ==========

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled
 to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if
 any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon
 ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income
and
 expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                 PERIOD ENDED DECEMBER 31, 2003 1
                                         SHARES            AMOUNT
-----------------------------------------------------------------
 NON-SERVICE SHARES
 Sold                                   300,000        $3,000,000
                                        -------------------------
 Net increase                           300,000        $3,000,000
                                        =========================

 1. For the period from January 2, 2003 (commencement of operations) to
    December 31, 2003.

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended December 31, 2003, were
 $6,421,883 and $3,482,560, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an
 annual rate of 0.75% of the first $200 million of average annual net assets,
 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund.
 The Fund pays OFS a per account fee.
    Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
 $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent
 fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 OFFERING AND ORGANIZATIONAL COSTS. The Manager paid all offering and organizational costs associated with the registration and seeding of the
Fund.

--------------------------------------------------------------------------------
 5. BORROWING AND LENDING ARRANGEMENTS

     The Fund entered into an "interfund borrowing and lending arrangement" with other  funds in the  Oppenheimer  funds  complex,  to allow  funds to borrow for liquidity  purposes.  The arrangement was initiated pursuant to exemptive relief granted by the  Securities  and  Exchange  Commission  (the SEC) to allow  these affiliated  funds to lend money to, and borrow  money from,  each  other,  in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order  requires  the Fund's  Board of Trustees to adopt  operating  policies and procedures to administer interfund borrowing and lending.  Under the arrangement the Fund may lend money to other  Oppenheimer  funds and may  borrow  from other
Oppenheimer  funds at a rate set by the Fund's Board of  Trustees,  based upon a recommendation  by the Manager.  The Fund's  borrowings,  if any, are subject to asset coverage  requirements under the Investment Company Act and the provisions of the SEC order and other  applicable  regulations.  If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund  might  have to borrow  from a bank at higher  rates if a loan were not available  from  another  Oppenheimer  fund.  If the Fund lends money to another fund,  it will be  subject  to the risk that the other  fund might not repay the loan in a timely manner, or at all.

     The Fund had no interfund borrowings or loans outstanding during the period ended or at December 31, 2003.

                                   Appendix A

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAE: Bonds rated CAE are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through CAE. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2"
indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Corporation
------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and
C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch, Inc.
------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rates in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and
`D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D'
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Dominion Bond Rating Service Limited ("DBRS")
------------------------------------------------------------------------------

Short-Term Ratings

R-1: Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an
"R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating. Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection. Short term debt rated "R-1
(low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2: Short term debt rated "R-2" is of adequate credit quality and within the three subset grades (high, middle, low), debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2"
classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as the "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

                                  Appendix B

             INDUSTRY CLASSIFICATIONS (Oppenheimer Money Fund/VA)

Aerospace & Defense                    Industrial Conglomerates
Air Freight & Couriers                 Insurance
Airlines                               Internet & Catalog Retail
Asset Backed Securities                Internet & Software & Services
Auto Components                        IT Services
Automobiles                            Leasing & Factoring
Beverages                         Leisure Equipment & Products
Biotechnology                     Machinery
Broker-Dealer                          Marine
Building Products                      Media
Capital Markets                        Metals & Mining
Chemicals                              Multiline Retail
Commercial Banks                       Multi-Utilities
Commercial Finance                     Municipal
Commercial Services & Supplies         Office Electronics
Communications Equipment               Oil & Gas
Computers & Peripherals                Paper & Forest Products
Construction & Engineering             Personal Products
Construction Materials                 Pharmaceuticals
Consulting & Services                  Real Estate
Consumer Finance                       Repurchase Agreements
Containers & Packaging                 Road & Rail
Distributors                           Semiconductor and Semiconductor Equipment
Diversified Financial Services         Software
Diversified Telecommunication Services Special Purpose Financial
Electric Utilities                     Specialty Retail
Electrical Equipment                   Textiles, Apparel & Luxury Goods
Electronic Equipment & Instruments     Thrifts & Mortgage Finance
Energy Equipment & Services            Tobacco
Food & Drug Retailing                  Trading Companies & Distributors
Food Products                          Transportation Infrastructure
Foreign Government                     U.S. Government Agencies-Full Faith and Credit
Gas Utilities                          U.S. Government Agencies-Government Sponsored
                                       Enterprises
Health Care Equipment & Supplies       U.S. Government Instrumentalities
Health Care Providers & Services       U.S. Government Obligations
Hotels Restaurants & Leisure           Water Utilities
Household Durables                     Wireless Transportation Services
Household Products

                                  Appendix C

    INDUSTRY CLASSIFICATIONS (all Funds except Oppenheimer Money Fund/VA)

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                      Leisure Equipment & Products
Building Products                  Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor

                                     Equipment

Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

                                  Appendix D

Major  Shareholders.   As  of  April  1,  2004  the  total  number  of  shares
outstanding,  and the  number of shares  and  approximate  percentage  of Fund shares  held  of  record  by  separate  accounts  of the  following  insurance companies (and their respective  subsidiaries) and by  OppenheimerFunds,  Inc.
("OFI")  were as  follows.  ["*"  indicates  less  than 5% of the  outstanding shares of that fund or class]:

                        Total Shares             Allmerica  Allstate
                        in the fund    Allianz   Financial  Financial
Aggressive Growth Fund/VA
Non-Service Shares           29,341,490.386       *            *          *

Aggressive Growth Fund/VA
Service Shares                398,094.651         *            *          *

Balanced Fund/VA
Non-Service Shares           33,604,839.817       *            *          *

Balanced Fund/VA
Service Shares               2,028,285.037        *       458,767.587     *
                                                              22.62%
Bond Fund/VA
Non-Service Shares           53,439,490.527       *            *          *

Bond Fund/VA
Service Shares                329,448.930         *            *          *

Capital Appreciation Fund/VA
Non-Service Shares           49,548,203.249       *            *          *

Capital Appreciation Fund/VA
Service Shares               4,617,873.980        *       514,491.589     *
                                                              11.14%
Global Securities Fund/VA
Non-Service Shares           95,915,604.397 8,390,196.406      *          *
                                                    8.75%
Global Securities Fund/VA
Service Shares               8,655,790.076        *       972,503.380     *
                                                              11.24%
Global Securities Fund/VA
Class 3 Shares               7,104,951.592        *            *          *

Global Securities Fund/VA
Class 4 Shares               N/ A                 *            *          *

High Income Fund/VA
Non-Service Shares           57,511,339.311 6,686,053.647      *          *
                                                   11.63%
High Income/VA
Service Shares               10,989,053.281       *       3,996,292.770   *
                                                              36.37%
Main Street Fund/VA
Non-Service Shares           64,189,812.671 9,480,709.259      *          *
                                                   14.77%
Main Street Fund/VA
Service Shares               10,900,028.260       *       588,107.486     *
                                                               5.40%
Main Street Small Cap
Fund/VA
Non-Service Shares           2,104,681.925        *            *     258,727.866
                                                                          12.29%
Main Street Small Cap
Fund/VA
Service Shares               6,682,208.286        *            *          *

Money Fund/VA
Non-Service Shares           215,439,509.310      *            *          *

Strategic Bond Fund/VA
Non-Service Shares           120,719,373.261      *            *          *

Strategic Bond Fund/VA
Service Shares               22,592,641.957       *            *          *

Value Fund/VA
Non-Service Shares            310,679.051         *            *          *

                             Allstate Life Allstate Life   American    American
                                 of NY        Ins. Co.    Enterprise   General
Aggressive Growth Fund/VA
Non-Service Shares                 *              *            *           *

Aggressive Growth Fund/VA
Service Shares                  21,271.027    243,450.220      *           *
                                     5.34%         61.15%
Balanced Fund/VA
Non-Service Shares                 *              *            *           *

Balanced Fund/VA
Service Shares                 103,418.661  1,445,387.131      *           *
                                     5.10%         71.26%
Bond Fund/VA
Non-Service Shares                 *              *            *           *

Bond Fund/VA
Service Shares                     *              *            *           *

Capital Appreciation Fund/VA
Non-Service Shares                 *              *            *           *

Capital Appreciation Fund/VA
Service Shares                     *          742,780.768 238,919.971      *
                                                   16.08%       5.17%
Global Securities Fund/VA
Non-Service Shares                 *              *            *           *

Global Securities Fund/VA
Service Shares                     *        779,933.654        *           *
                                                    9.01%
Global Securities Fund/VA
Class 3 Shares                     *              *            *           *

Global Securities Fund/VA
Class 4 Shares                     *              *            *           *

High Income Fund/VA
Non-Service Shares                 *              *            *           *

High Income/VA
Service Shares                     *        2,287,179.914 642,350.200      *
                                                   20.81%       5.85%
Main Street Fund/VA
Non-Service Shares                 *              *            *           *

Main Street Fund/VA
Service Shares                     *        2,204,160.461      *           *
                                                   20.22%
Main Street Small Cap
Fund/VA
Non-Service Shares                 *              *            *      352,004.678
                                                                          16.72%
Main Street Small Cap
Fund/VA
Service Shares                     *        1,322,479.959 497,833.859      *
                                                   19.79%       7.45%
Money Fund/VA
Non-Service Shares                 *              *            *           *

Strategic Bond Fund/VA
Non-Service Shares                 *              *            *           *

Strategic Bond Fund/VA
Service Shares                     *        8,980,296.633 5,248,991.132    *
                                                   39.75%      23.23%
Value Fund/VA
Non-Service Shares                 *              *            *           *

                              American   Columbus
                              General      Life        Cuna            GE
Aggressive Growth Fund/VA
Non-Service Shares                *          *           *       2,996,555.501
                                                                           10.21%
Aggressive Growth Fund/VA
Service Shares                    *          *           *             92,528.532
                                                                           23.24%
Balanced Fund/VA
Non-Service Shares                *          *           *       5,202,786.484
                                                                           15.48%
Balanced Fund/VA
Service Shares                    *          *           *              *

Bond Fund/VA
Non-Service Shares                *          *           *       9,494,998.491
                                                                           17.77%
Bond Fund/VA
Service Shares                    *          *           *              *

Capital Appreciation Fund/VA
Non-Service Shares                *          *           *       5,595,847.693
                                                                           11.29%
Capital Appreciation Fund/VA
Service Shares                    *          *           *            315,214.077
                                                                            6.83%
Global Securities Fund/VA
Non-Service Shares                *          *           *              *

Global Securities Fund/VA
Service Shares                    *          *           *          3,160,876.806
                                                                           36.52%
Global Securities Fund/VA
Class 3 Shares                    *          *           *              *

Global Securities Fund/VA
Class 4 Shares                    *          *           *              *

High Income Fund/VA                                              13,645,278.375
Non-Service Shares                *          *      7,597,088.599
                                                         13.21%            23.73%
High Income/VA
Service Shares                    *          *           *              *

Main Street Fund/VA
Non-Service Shares                *          *           *              *

Main Street Fund/VA
Service Shares                    *          *           *       3,242,142.477
                                                                           29.74%
Main Street Small Cap
Fund/VA
Non-Service Shares           352,004.678     *           *              *
                                 16.72%
Main Street Small Cap
Fund/VA
Service Shares                    *          *           *          1,065,406.833
                                                                           15.94%
Money Fund/VA
Non-Service Shares                *          *           *              *

Strategic Bond Fund/VA
Non-Service Shares                *          *           *              *

Strategic Bond Fund/VA
Service Shares                    *          *           *              *

Value Fund/VA
Non-Service Shares                *          *           *              *

                                                           Lincoln
                                   ING         Kemper      Benefit   Mass Mutual
Aggressive Growth Fund/VA
Non-Service Shares                  *             *           *      15,824,774.028
                                                                           53.93%
Aggressive Growth Fund/VA
Service Shares                      *             *           *            *

Balanced Fund/VA
Non-Service Shares                  *             *           *      9,916,577.478
                                                                           29.51%
Balanced Fund/VA
Service Shares                      *             *           *            *

Bond Fund/VA
Non-Service Shares                  *             *           *      20,055,356.334
                                                                           37.53%
Bond Fund/VA
Service Shares                      *             *           *            *

Capital Appreciation Fund/VA
Non-Service Shares                  *             *           *      13,204,716.592
                                                                           26.65%
Capital Appreciation Fund/VA
Service Shares                      *             *           *            *

Global Securities Fund/VA
Non-Service Shares           23,972,506.117       *           *      33,605,665.499
                                     24.99%                                35.04%
Global Securities Fund/VA
Service Shares                      *        464,258.112      *            *
                                                   5.36%
Global Securities Fund/VA
Class 3 Shares                      *             *           *            *

Global Securities Fund/VA
Class 4 Shares                      *             *           *            *

High Income Fund/VA

Non-Service Shares                  *             *           *      19,749,491.178
                                                                           34.34%

High Income/VA
Service Shares                      *             *           *            *

Main Street Fund/VA

Non-Service Shares           3,890,652.259        *           *      17,235,188.129
                                      6.06%                                26.85%

Main Street Fund/VA
Service Shares                      *             *           *            *

Main Street Small Cap
Fund/VA

Non-Service Shares                  *             *           *      1,007,374.779
                                                                           47.86%

Main Street Small Cap
Fund/VA

Service Shares                      *        370,195.821 2,061,341.624     *
                                                   5.54%      30.85%

Money Fund/VA

Non-Service Shares                  *             *           *      177,026,454.270
                                                                           82.17%
Strategic Bond Fund/VA
Non-Service Shares           23,713,733.840       *           *      66,985,755.745
                                     19.64%                                55.49%
Strategic Bond Fund/VA

Service Shares                      *             *           *            *

Value Fund/VA

Non-Service Shares                  *             *           *            *

                               MONY Life      Minnesota    Merrill   Nationwide
Aggressive Growth Fund/VA
Non-Service Shares                  *             *            *     7,604,427.166
                                                                          25.92%
Aggressive Growth Fund/VA
Service Shares                      *             *            *          *

Balanced Fund/VA
Non-Service Shares                  *             *       2,424,751.712,667,212.844
                                                               7.22%      37.69%
Balanced Fund/VA
Service Shares                      *             *            *          *

Bond Fund/VA
Non-Service Shares                  *             *            *     19,807,690.016
                                                                          37.07%
Bond Fund/VA
Service Shares                      *             *            *          *

Capital Appreciation Fund/VA
Non-Service Shares                  *             *            *     23,238,573.228
                                                                          46.90%
Capital Appreciation Fund/VA                                                     5
Service Shares                      *             *            *     1,297,693.82
                                                                          28.10%
Global Securities Fund/VA
Non-Service Shares                  *             *            *     26,257,440.537
                                                                          27.38%
Global Securities Fund/VA                                                        0
Service Shares                  510,814.516       *            *     1,849,492.38
                                      5.90%                               21.37%
Global Securities Fund/VA                                                        2
Class 3 Shares                      *             *            *     7,104,951.59
                                                                         100.00%
Global Securities Fund/VA
Class 4 Shares                      *             *            *          *

High Income Fund/VA
Non-Service Shares                  *             *            *          *

High Income/VA                                                                   7
Service Shares                      *       1,503,208.355      *     1,986,958.16
                                                   13.68%                 18.08%
Main Street Fund/VA
Non-Service Shares                  *             *            *     24,864,383.784
                                                                          38.74%
Main Street Fund/VA                                                              6
Service Shares                      *             *            *     2,129,525.53
                                                                          19.54%
Main Street Small Cap
Fund/VA
Non-Service Shares                  *             *            *     218,686.141
                                                                          10.39%
Main Street Small Cap
Fund/VA
Service Shares                      *             *            *     488,750.447
                                                                           7.31%
Money Fund/VA                                                             *
Non-Service Shares                  *             *       14,849,394.650
                                                               6.89%
Strategic Bond Fund/VA
Non-Service Shares                  *             *            *          *

Strategic Bond Fund/VA                                                           2
Service Shares                      *             *            *     4,655,560.26
                                                                          20.61%
Value Fund/VA
Non-Service Shares                  *             *            *          *

                                  OFI        Protective     Pruco        Sage
Aggressive Growth Fund/VA
Non-Service Shares                  *             *            *           *

Aggressive Growth Fund/VA
Service Shares                      *             *       25,226.826       *
                                                               6.34%
Balanced Fund/VA
Non-Service Shares                  *             *            *           *

Balanced Fund/VA
Service Shares                      *             *            *           *

Bond Fund/VA
Non-Service Shares                  *             *            *           *

Bond Fund/VA
Service Shares                      *             *            *      329,448.930
                                                                          100.00%
Capital Appreciation Fund/VA
Non-Service Shares                  *             *            *           *

Capital Appreciation Fund/VA
Service Shares                      *             *            *           *

Global Securities Fund/VA
Non-Service Shares                  *             *            *           *

Global Securities Fund/VA
Service Shares                      *             *            *           *

Global Securities Fund/VA
Class 3 Shares                      *             *            *           *

Global Securities Fund/VA
Class 4 Shares                      *             *            *           *

High Income Fund/VA
Non-Service Shares                  *             *            *           *

High Income/VA
Service Shares                      *             *            *           *

Main Street Fund/VA
Non-Service Shares                  *       3,935,745.495      *           *
                                                    6.13%
Main Street Fund/VA
Service Shares                      *             *            *           *

Main Street Small Cap
Fund/VA
Non-Service Shares                  *             *            *      122,774.326
                                                                            5.83%
Main Street Small Cap
Fund/VA
Service Shares                      *             *            *           *

Money Fund/VA
Non-Service Shares                  *       17,570,915.170     *           *
                                                    8.16%
Strategic Bond Fund/VA
Non-Service Shares                  *       21,025,003.073     *           *
                                                   17.42%
Strategic Bond Fund/VA
Service Shares                      *             *            *           *

Value Fund/VA
Non-Service Shares              310,679.051       *            *           *
                                    100.00%

                                SunLife        Trans-     Travelers     Union
Aggressive Growth Fund/VA
Non-Service Shares                  *             *            *           *

Aggressive Growth Fund/VA
Service Shares                      *             *            *           *

Balanced Fund/VA
Non-Service Shares                  *             *            *           *

Balanced Fund/VA
Service Shares                      *             *            *           *

Bond Fund/VA
Non-Service Shares                  *             *            *           *

Bond Fund/VA
Service Shares                      *             *            *           *

Capital Appreciation Fund/VA
Non-Service Shares                  *             *            *           *

Capital Appreciation Fund/VA
Service Shares                  765,441.118       *       263,507.583      *
                                     16.58%                    5.71%
Global Securities Fund/VA
Non-Service Shares                  *             *            *           *

Global Securities Fund/VA
Service Shares                      *             *            *           *

Global Securities Fund/VA
Class 3 Shares                      *             *            *           *

Global Securities Fund/VA
Class 4 Shares                      *             *            *           *

High Income Fund/VA
Non-Service Shares                  *             *            *           *

High Income/VA
Service Shares                      *             *            *           *

Main Street Fund/VA
Non-Service Shares                  *             *            *           *

Main Street Fund/VA
Service Shares               1,331,740.325        *            *           *
                                     12.22%
Main Street Small Cap
Fund/VA
Non-Service Shares                                *            *           *

Main Street Small Cap
Fund/VA
Service Shares                  361,385.387       *            *           *
                                      5.41%
Money Fund/VA
Non-Service Shares                  *             *            *           *

Strategic Bond Fund/VA
Non-Service Shares                  *             *            *           *

Strategic Bond Fund/VA
Service Shares                      *             *            *           *

Value Fund/VA
Non-Service Shares                  *             *            *           *

------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
------------------------------------------------------------------------------
Investment Advisor

      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.981.2871

Custodian Bank
      JPMorgan Chase Bank
      4 Chase Metro Tech Center
      Brooklyn, New York 11245

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Legal Counsel to the Independent Trustees

      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, New York 10019

1234

PXOVAF.001.0404

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

                                  FORM N-1A

                                    PART C

                              OTHER INFORMATION

Item 23. Exhibits
-----------------

(a)

      (i)   Fifteenth Amended and Restated  Declaration of Trust dated 5/1/04:
            Filed herewith.
      (ii)  Fourteenth  Amended  and  Restated   Declaration  of  Trust  dated
            5/1/03:   Previously   filed  with   Registrant's   Post-Effective
            Amendment No. 41 (4/28/03) and incorporated herein by reference.
      (iii) Form  of  Amendment  No.  1  dated  02/24/03  to the  Amended  and
            Restated  Declaration of Trust dated  08/27/02:  Previously  filed with Registrant's  Post-Effective  Amendment No. 40 (2/11/03), and
            incorporated herein by reference.
      (iv)  Thirteenth  Amended  and  Restated   Declaration  of  Trust  dated
            8/27/02:   Previously  filed  with   Registrant's   Post-Effective
            Amendment No. 38 (10/08/02), and incorporated herein by reference.

(b)   Amended  By-Laws  dated  10/24/00:  Previously  filed with  Registrant's
      Post-Effective  Amendment No. 36 (4/17/01),  and incorporated  herein by reference.

(c)
(i)   Oppenheimer Money Fund/VA specimen share  certificate:  Previously filed with Registrant's  Post-Effective  Amendment No. 37 (4/24/02), and
            incorporated herein by reference.
(ii)  Oppenheimer  Bond Fund/VA specimen share  certificate:  Previously filed with Registrant's  Post-Effective  Amendment No. 37 (4/24/02), and
            incorporated herein by reference.
(iii) Oppenheimer  Capital  Appreciation  Fund/VA specimen share  certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            37 (4/24/02), and incorporated herein by reference.
(iv)  Oppenheimer High Income Fund/VA specimen share  certificate:  Previously
            filed   with   Registrant's   Post-Effective   Amendment   No.  37
            (4/24/02), and incorporated herein by reference.
(v)   Oppenheimer   Aggressive  Growth  Fund/VA  specimen  share  certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            37 (4/24/02), and incorporated herein by reference.
(vi)  Oppenheimer  Multiple  Strategies  Fund/VA  specimen share  certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            37 (4/24/02), and incorporated herein by reference.
(vii) Oppenheimer   Global  Securities  Fund/VA  specimen  share  certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            37 (4/24/02), and incorporated herein by reference.
(i)   Oppenheimer   Strategic  Bond  Fund/VA   specimen   share   certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            37 (4/24/02), and incorporated herein by reference.
(ix)  Oppenheimer  Main Street Small Cap Fund/VA  specimen share  certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            37 (4/24/02), and incorporated herein by reference.
(x)   Oppenheimer  Money Fund/VA  Service class  specimen  share  certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            37 (4/24/02), and incorporated herein by reference.
(xi)  Oppenheimer Bond Fund/VA Service class specimen share:  Previously filed with Registrant's  Post-Effective  Amendment No. 37 (4/24/02), and
            incorporated herein by reference.
(xii) Oppenheimer  Capital  Appreciation  Fund/VA Service class specimen share certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xiii)      Oppenheimer  High Income  Fund/VA  Service  class  specimen  share certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xiv) Oppenheimer  Aggressive  Growth  Fund/VA  Service class  specimen  share certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xv)  Oppenheimer  Multiple  Strategies  Fund/VA  Service class specimen share certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xvi) Oppenheimer  Global  Securities  Fund/VA  Service class  specimen  share certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xvii)      Oppenheimer  Strategic  Bond Fund/VA  Service class specimen share certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
      (xviii)     Oppenheimer  Main  Street  Small Cap Fund/VA  Service  class specimen share  certificate:  Previously  filed with  Registrant's
            Post-Effective   Amendment  No.  37  (4/24/02),  and  incorporated
            herein by reference.
(xix) Oppenheimer  Value Fund/VA  Service class  specimen  share  certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            38 (10/08/02), and incorporated herein by reference.
(xx)  Oppenheimer   Global   Securities   Fund/VA   Class  3  specimen   share
            certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 40 (2/11/03), and incorporated herein by reference.

(xxi) Oppenheimer   Main  Street   Fund/VA   Service  class   specimen   share
            certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 41 (4/28/03) and incorporated herein by reference.
(xxii)      Oppenheimer Main Street Fund/VA  Non-Service  class specimen share certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 41 (4/28/03) and incorporated herein by reference.
(xxiii)     Oppenheimer  Global  Securities  Fund/VA  Class 4  specimen  share certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 42 (2/11/04), and incorporated herein by reference.

(d)
(i)   Investment  Advisory  Agreement  for  Oppenheimer  Money  Fund/VA  dated
            9/1/94:  Filed with Registrant's  Post-Effective  Amendment No. 26
            (2/13/95), and incorporated herein by reference.
(ii)  Investment  Advisory Agreement for Oppenheimer High Income Fund/VA dated
            9/1/94:  Filed with Registrant's  Post-Effective  Amendment No. 26
            (2/13/95), and incorporated herein by reference.
(iii) Investment   Advisory  Agreement  for  Oppenheimer  Bond  Fund/VA  dated
            9/1/94:  Filed with Registrant's  Post-Effective  Amendment No. 26
            (2/13/95), and incorporated herein by reference.
(iv)  Amended and  Restated  Investment  Advisory  Agreement  for  Oppenheimer
            Aggressive  Growth  Fund/VA  dated 5/1/99:  Previously  filed with
            Registrant's   Post-Effective  Amendment  No.  34  (4/29/99),  and
            incorporated herein by reference.
(v)   Investment  Advisory  Agreement  for  Oppenheimer  Capital  Appreciation
            Fund/VA  dated  9/1/94:  Filed  with  Registrant's  Post-Effective
            Amendment No. 26 (2/13/95), and incorporated herein by reference.
(vi)  Investment  Advisory  Agreement  for  Oppenheimer   Multiple  Strategies
            Fund/VA  dated  9/1/94:  Filed  with  Registrant's  Post-Effective
            Amendment No. 26 (2/13/95), and incorporated herein by reference.
(vii) Investment  Advisory Agreement for Oppenheimer Global Securities Fund/VA
            dated 9/1/94:  Filed with  Registrant's  Post-Effective  Amendment
            No. 26 (2/13/95), and incorporated herein by reference.
(viii)      Investment  Advisory  Agreement  for  Oppenheimer  Strategic  Bond
            Fund/VA  dated  9/1/94:  Filed  with  Registrant's  Post-Effective
            Amendment No. 26 (2/13/95), and incorporated herein by reference.
(ix)  Investment  Advisory  Agreement  for  Oppenheimer  Main Street  Growth &
            Income   Fund/VA   dated   5/1/95:    Filed   with    Registrant's
            Post-Effective   Amendment  No.  29  (4/22/96),  and  incorporated
            herein by reference.
(x)   Investment  Advisory  Agreement  for  Oppenheimer  Main Street Small Cap
            Fund/VA  dated  5/1/98:  Filed  with  Registrant's  Post-Effective
            Amendment No. 31 (1/30/98), and incorporated herein by reference.
(xi)  Investment  Advisory  Agreement  for  Oppenheimer  Value  Fund/VA  dated
            10/22/02: Filed with Registrant's  Post-Effective Amendment No. 39
            (12/20/02) and incorporated herein by reference.

(e)
(i)   General  Distributors  Agreement for Service shares of Oppenheimer Money
            Fund /VA dated 5/1/98: Filed with Post-Effective  Amendment No. 32
            (4/29/98), and incorporated herein by reference.
(ii)  General  Distributors  Agreement for Service shares of Oppenheimer  Bond
            Fund/VA dated 5/1/98:  Filed with Post-Effective  Amendment No. 32
            (4/29/98), and incorporated herein by reference.
(iii) General  Distributors   Agreement  for  Service  shares  of  Oppenheimer
            Capital    Appreciation   Fund/VA   dated   5/1/98:   Filed   with
            Post-Effective   Amendment  No.  32  (4/29/98),  and  incorporated
            herein by reference.
(iv)  General  Distributors  Agreement for Service shares of Oppenheimer  High
            Income Fund/VA dated 5/1/98:  Filed with Post-Effective  Amendment
            No. 32 (4/29/98), and incorporated herein by reference.
(v)   General  Distributors   Agreement  for  Service  shares  of  Oppenheimer
            Aggressive Growth Fund/VA dated 5/1/98:  Filed with Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.
(vi)  General  Distributors   Agreement  for  Service  shares  of  Oppenheimer
            Multiple    Strategies   Fund/VA   dated   5/1/98:    Filed   with
            Post-Effective   Amendment  No.  32  (4/29/98),  and  incorporated
            herein by reference.
(vii) General Distributors  Agreement for Service shares of Oppenheimer Global
            Securities  Fund/VA  dated  5/1/98:   Filed  with   Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.
(viii)      General  Distributors  Agreement for Service shares of Oppenheimer
            Strategic  Bond Fund/VA  dated 5/1/98:  Filed with  Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.
(ix)  General  Distributors  Agreement for Service shares of Oppenheimer  Main
            Street  Growth  &  Income   Fund/VA   dated  5/1/98:   Filed  with
            Post-Effective  Amendment 32 (4/29/98), and incorporated herein by reference.
(x)   General  Distributors  Agreement for Service shares of Oppenheimer  Main
            Street Small Cap Fund/VA dated 5/1/98:  Filed with  Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.
(xi)  General  Distributors  Agreement for Service shares of Oppenheimer Value
            Fund/VA dated  10/22/02:  Filed with  Registrant's  Post-Effective
            Amendment No. 39 (12/20/02) and incorporated herein by reference.

(f)   Form    of    Deferred     Compensation     Plan    for    Disinterested
      Trustees/Directors:  Previously filed with Post-Effective  Amendment No.
      40 to the  Registration  Statement of Oppenheimer  High Yield Fund (Reg.
      No. 2-62076), 10/27/98, and incorporated herein by reference.

(g)

      (i)   Global Custody Agreement dated August 16, 2002 between Registrant and JPMorgan Chase Bank: Previously filed with Registrant's
            Post-Effective Amendment No. 41 (4/28/03) and incorporated herein by reference.

      (ii)  Amendment dated October 2, 2003 to the Global Custody Agreement dated August 16, 2002: Previously filed with Pre-Effective
            Amendment No. 1 to the Registration Statement of Oppenheimer
            Principal Protected Trust II (Reg. 333-108093), 11/6/03, and
            incorporated herein by reference.

(h)   Not applicable.

(i)

(i)   Opinion  and Consent of Counsel  dated  3/14/85:  Previously  filed with
            Registrant's  Pre-Effective  Amendment  No. 1  (3/20/85),  refiled
            with  Registrant's   Post-Effective  Amendment  No.  27  (4/27/95)
            pursuant to Item 102 of Regulation  S-T, and  incorporated  herein by reference.
(ii)  Opinion  and Consent of Counsel  dated  4/28/86:  Previously  filed with
            Registrant's  Post-Effective  Amendment  No. 5 (8/12/86),  refiled
            with  Registrant's   Post-Effective  Amendment  No.  27  (4/27/95)
            pursuant to Item 102 of Regulation  S-T, and  incorporated  herein by reference.
(iii) Opinion  and Consent of Counsel  dated  7/31/86:  Previously  filed with
            Registrant's  Post-Effective  Amendment  No. 5 (8/12/86),  refiled
            with  Registrant's   Post-Effective  Amendment  No.  27  (4/27/95)
            pursuant to Item 102 of Regulation  S-T, and  incorporated  herein by reference.
(iv)  Opinion  and Consent of Counsel  dated  1/21/87:  Previously  filed with
            Registrant's  Post-Effective  Amendment  No. 7  (2/6/87),  refiled with  Registrant's  Post-Effective  Amendment  No.  27  (4/27/95),
            pursuant to Item 102 of Regulation  S-T, and  incorporated  herein by reference.

(v)   Opinion and Consent of Counsel  dated July 31,  1990:  Previously  filed with  Registrant's  Post-Effective  Amendment  No.  15  (9/19/90),
            refiled  with   Registrant's   Post-Effective   Amendment  No.  27
            (4/27/95)   pursuant   to  Item  102  of   Regulation   S-T,   and
            incorporated herein by reference.
(vi)  Opinion and Consent of Counsel  dated April 23, 1993:  Previously  filed with  Registrant's  Post-Effective  Amendment  No.  22  (4/30/93),
            refiled  with   Registrant's   Post-Effective   Amendment  No.  27
            (4/27/95)   pursuant   to  Item  102  of   Regulation   S-T,   and
            incorporated herein by reference.
(vii) Opinion  and  Consent  of  Counsel  dated  April 18,  1995:  Filed  with
            Post-Effective   Amendment  No.  29  (4/22/96),  and  incorporated
            herein by reference.
(viii)      Opinion  and  Consent  of Counsel  dated May 1,  1998:  Previously
            filed   with   Registrant's   Post-Effective   Amendment   No.  35
            (4/26/00), and incorporated herein by reference.

(j)   Independent Auditors' Consent: Filed herewith.

(k)   Not applicable.

(l)   Investment  Letter dated 3/14/85 from Monarch Life Insurance  Company to
      Registrant:  Previously filed with Registrant's Post-Effective Amendment
      No. 37 (4/24/02), and incorporated herein by reference.
(m)
(i)   Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service  shares  of  Oppenheimer   Money  Fund/VA  dated  2/29/00:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            35 (4/26/00), and incorporated herein by reference.
(ii)  Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service  shares  of   Oppenheimer   Bond  Fund/VA  dated  2/29/00:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            35 (4/26/00), and incorporated herein by reference.
(iii) Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service shares of Oppenheimer Capital  Appreciation  Fund/VA dated
            2/29/00:   Previously  filed  with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(iv)  Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service shares of  Oppenheimer  High Income Fund/VA dated 2/29/00:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            35 (4/26/00), and incorporated herein by reference.
(v)   Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service  shares of  Oppenheimer  Aggressive  Growth  Fund/VA dated
            2/29/00:   Previously  filed  with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(vi)  Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service shares of Oppenheimer  Multiple  Strategies  Fund/VA dated
            2/29/00:   Previously  filed  with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(vii) Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service  shares of  Oppenheimer  Global  Securities  Fund/VA dated
            2/29/00:   Previously  filed  with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(viii)      Amended and Restated  Distribution  and Service Plan and Agreement
            for Service  shares of  Oppenheimer  Strategic  Bond Fund/VA dated
            2/29/00:   Previously  filed  with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(ix)  Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service shares of Oppenheimer  Main Street Growth & Income Fund/VA dated 2/29/00:  Previously filed with Registrant's  Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(x)   Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service shares of Oppenheimer  Main Street Small Cap Fund/VA dated
            2/29/00:   Previously  filed  with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(xi)  Distribution  and  Service  Plan and  Agreement  for  Service  shares of
            Oppenheimer    Value   Fund   /VA:    Filed   with    Registrant's
            Post-Effective   Amendment  No.  39  (12/20/02)  and  incorporated
            herein by reference.

(xii) Oppenheimer   Global  Securities   Fund/VA  Class  4  Service  Plan  and
            Agreement  dated  5/1/04:   Previously  filed  with   Registrant's
            Post-Effective   Amendment  No.  42  (2/11/04),  and  incorporated
            herein by reference.

(n)   Oppenheimer  Funds Multiple Class Plan under Rule 18f-3 updated  through
      10/22/03:  Previously filed with Post-Effective  Amendment No. 11 to the
      Registration  Statement of Oppenheimer  Senior  Floating Rate Fund (Reg.
      No. 333-82579), 11/17/03, and incorporated herein by reference.

(o)
      (i)   Powers of Attorney for all Trustees/Directors (except for Richard
            F. Grabish) and Officers dated 10/9/03: Previously filed with
            Pre-Effective Amendment No. 1 to the Registration Statement of
            Oppenheimer Principal Protected Trust II (Reg. No. 333-108093),
            11/6/03, and incorporated herein by reference.

(p)   Amended and Restated Code of Ethics of the  Oppenheimer  Funds dated May
      15,  2002  under  Rule  17j-1  of the  Investment  Company  Act of 1940:
      Previously   filed  with   Post-Effective   Amendment   No.  29  to  the
      Registration  Statement of Oppenheimer Discovery Fund (Reg. No. 33-371),
      11/21/02, and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund
----------------------------------------------------------------------

None.

Item 25. - Indemnification
--------------------------

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration
Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of
Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities
Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by
Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person,
Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser
-------------------------------------------------------------------

(a)   OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)   There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

---------------------------------------------------------------------------------
Name  and   Current   Position
with OppenheimerFunds, Inc.    Other Business and Connections During the Past
                               Two Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Timothy L. Abbuhl,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert Agan,                   Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.,  Shareholder Financial Services,  Inc., OFI
                               Private  Investments,  Inc. and Centennial  Asset
                               Management Corporation;  Senior Vice President of
                               Shareholders Services, Inc.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Erik Anderson,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Janette Aprilante,             Secretary     (since     December    2001)    of:
Vice President & Secretary     OppenheimerFunds  Distributor,  Inc.,  Centennial
                               Asset   Management    Corporation,    Oppenheimer
                               Partnership  Holdings,   Inc.,  Oppenheimer  Real
                               Asset  Management,  Inc.,  Shareholder  Financial
                               Services,  Inc.,  Shareholder Services,  Inc. and
                               OppenheimerFunds   Legacy   Program.    Secretary
                               (since   June   2003)   of:   HarbourView   Asset
                               Management Corporation,  OFI Private Investments,
                               Inc.  and  OFI  Institutional  Asset  Management,
                               Inc.  Assistant  Secretary  (since December 2001)
                               of OFI Trust Company.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Hany S. Ayad,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert Baker,                  None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Michael Banta,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joanne Bardell,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin Baum,                    None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeff Baumgartner,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Connie Bechtolt,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Lalit K. Behal                 Assistant    Secretary   of   HarbourView   Asset
Assistant Vice President       Management Corporation.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Beichert,             Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gerald Bellamy,                Assistant  Vice  President  of OFI  Institutional
Assistant Vice President       Asset Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Erik S. Berg,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Victoria Best,                 Vice   President  of  OFI   Institutional   Asset
Vice President                 Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rajeev Bhaman,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig Billings,                Formerly  President of Lorac  Technologies,  Inc.
Assistant Vice President       (June 1997-July 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Binning,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert J. Bishop,              Treasurer     (since     October     2003)     of
Vice President                 OppenheimerFunds     Distributor,     Inc.    and

                               Centennial Asset Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Blinzer,                Assistant  Vice  President  of   OppenheimerFunds
Vice President                 Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John R. Blomfield,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Veronika Boesch,               None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Chad Boll,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Antulio N. Bomfim,             A  senior  economist  with  the  Federal  Reserve
Vice President                 Board (June 1992-October 2003).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Bonomo,                 None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Michelle Borre Massick,        None
Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

John Boydell,                  None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Michael Bromberg,              None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lowell Scott Brooks,           Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joan Brunelle,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Buckmaster,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Burke,                    None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Burns,                    None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bruce Burroughs,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Claudia Calich,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Jeoffrey Caan,                 Formerly  Vice  President  of ABN AMRO  NA,  Inc.
Vice President                 (June  2002 - August  2003);  Vice  President  of
                               Zurich Scudder  Investments  (January 1999 - June
                               2002)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Catherine Carroll,             None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Debra Casey,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brett Clark,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
H.C. Digby Clements,           None
Vice President: Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Peter V. Cocuzza,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Susan Cornwell,                Vice  President of  Centennial  Asset  Management
Vice President                 Corporation and Shareholder  Financial  Services,
                               Inc.;   Senior  Vice   President  of  Shareholder

                               Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott Cottier,                 None
Vice President: Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Coulston,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julie C. Cusker,               None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George Curry,                  None.
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Damian,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John M. Davis,                 Assistant  Vice  President  of   OppenheimerFunds
Assistant Vice President       Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ruggero de'Rossi,              Vice  President of HarbourView  Asset  Management
Senior Vice President          Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig P. Dinsell,              None
Executive Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Randall C. Dishmon,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rebecca K. Dolan               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven D. Dombrower,           Senior    Vice    President    of   OFI   Private
Vice President                 Investments,     Inc.;    Vice    President    of
                               OppenheimerFunds Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Doyle,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bruce C. Dunbar,               None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Edmiston,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel R. Engstrom,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Robert Erven             Formerly  an  Assistant   Vice   President/Senior
Assistant Vice President       Trader with Morgan Stanley Investment  Management
                               (1999-April 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George R. Evans,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward N. Everett,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathy Faber,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Falicia,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott T. Farrar,               Vice President of OFI Private Investments, Inc.
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Emmanuel Ferreira,             Formerly  a  portfolio   manager   with   Lashire
Vice President                 Investments (July 1999-December 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Ronald H. Fielding,            Vice President of  OppenheimerFunds  Distributor,
Senior Vice President;         Inc.;  Director of ICI Mutual Insurance  Company;
Chairman: Rochester Division   Governor of St. John's  College;  Chairman of the

                               Board of  Directors  of  International  Museum of
                               Photography at George Eastman House.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Finley,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John E. Forrest,               Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jordan Hayes Foster,           Vice   President  of  OFI   Institutional   Asset
Vice President                 Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
P. Lyman Foster,               Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Foxhoven,                Assistant  Vice  President  of   OppenheimerFunds
Assistant Vice President       Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Colleen M. Franca,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Richard Frank,                 Vice President of  OppenheimerFunds  Distributor,
Vice President: Rochester      Inc.
Division

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dominic Freud,                 Formerly,   a   Partner   and   European   Equity
Vice President                 Portfolio  manager  at  SLS  Management  (January
                               2002-February  2003)  prior  to which he was head
                               of  the  European   equities  desk  and  managing
                               director at SG Cowen (May 1994-January 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dan Gagliardo,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Hazem Gamal,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dan P. Gangemi,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Subrata Ghose,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles W. Gilbert,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alan C. Gilston,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill E. Glazerman,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mike Goldverg,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bejamin J. Gord,               Vice  President of HarbourView  Asset  Management
Vice President                 Corporation  and  of  OFI   Institutional   Asset
                               Management,   Inc.  Formerly  Executive  Director
                               with  Miller  Anderson  Sherrerd,  a division  of
                               Morgan  Stanley  Investment  Management.   (April
                               1992-March 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Granger,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert B. Grill,               None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Gwynn,                  None
Vice President: Rochester
                                    Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Haley,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marilyn Hall,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ping Han,                      None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kelly Haney,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve Hauenstein,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas B. Hayes,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Henry,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dennis Hess,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dorothy F. Hirshman,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel Hoelscher,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward Hrybenko,               Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott T. Huebl,                Assistant  Vice  President  of   OppenheimerFunds
Vice President                 Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Margaret Hui,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

John Huttlin,                  Senior   Vice   President    (Director   of   the
Vice President                 International  Division)  (since January 2004) of
                               OFI   Institutional   Asset   Management,   Inc.;
                               Director  (since  June 2003) of  OppenheimerFunds
                               (Asia) Limited

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James G. Hyland,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve P. Ilnitzki,             None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Bridget Ireland,               Vice   President    (since   January   2004)   of
Vice President                 OppenheimerFunds   Distributor   Inc.   Formerly,
                               Director  of  INVESCO  Distributors  Inc.  (April
                               2000-December 2003).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives,              Vice   President  and   Assistant   Secretary  of
Vice President and Assistant   OppenheimerFunds     Distributor,     Inc.    and
Secretary                      Shareholder  Services,  Inc.; Assistant Secretary
                               of  Centennial  Asset   Management   Corporation,
                               OppenheimerFunds  Legacy Program and  Shareholder
                               Financial Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William Jaume,                 Senior  Vice  President  of   HarbourView   Asset
Vice President                 Management   Corporation  and  OFI  Institutional
                               Asset  Management,  Inc.;  Director  of OFI Trust
                               Company.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Frank V. Jennings,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Jennings,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Michael Johnson,          Formerly       Vice       President,       Senior
Assistant Vice President       Analyst/Portfolio   Manager  at  Aladdin  Capital
                               Holdings Inc. (February 2001-May 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles Kandilis,              Formerly  managing  director of Kandilis  Capital
Assistant Vice President       Management (September 1993-August 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer E. Kane,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lynn O. Keeshan,               Assistant  Treasurer of  OppenheimerFunds  Legacy
Senior Vice President          Program
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas W. Keffer,              None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cristina J. Keller,            Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Keogh,                 Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Walter G. Konops,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Kourkoulakos,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Kramer,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Lamentino,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Lange,                  Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Latino,                   Formerly a Senior  Trader/Portfolio  Engineer  at
Assistant Vice President       Jacobs Levy Equity  Management (June  1996-August
                               2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Kristina Lawrence,             Formerly     Assistant    Vice    President    of
Vice President                 OppenheimerFunds,   Inc.   (November   2002-March
                               2004).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Guy E. Leaf,                   Formerly  a  Vice   President  of  Merrill  Lynch
Vice President                 (January 2000-September 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher M. Leavy,          None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Dina C. Lee,                   Formerly    (until   December   2003)   Assistant
Assistant Vice President &     Secretary of OppenheimerFunds Legacy Program.
Assistant Counsel

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Randy Legg,                    Formerly   an   associate    with   Dechert   LLP
Assistant Vice President &     (September 1998-January 2004).
Assistant Counsel

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dana Lehrer,                   Assistant Secretary of Oppenheimer Legacy Program
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Leitzinger,              Senior Vice  President of  Shareholder  Services,
Vice President                 Inc.;  Vice  President of  Shareholder  Financial
                               Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael S. Levine,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gang Li,                       None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shanquan Li,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mitchell J. Lindauer,          None
Vice President & Assistant
General Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bill Linden,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Malissa B. Lischin,            Assistant  Vice  President  of   OppenheimerFunds
Assistant Vice President       Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David P. Lolli,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel G. Loughran             None
Vice President: Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Patricia Lovett,               Vice   President   of    Shareholder    Financial
Vice President                 Services,  Inc.  and  Senior  Vice  President  of
                               Shareholder Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dongyan Ma,                    Formerly  an  Assistant   Vice   President   with
Assistant Vice President       Standish   Mellon   Asset   Management   (October
                               2001-October 2003).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve Macchia,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Magee,                 Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jerry Mandzij,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Angelo G. Manioudakis          Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management  Corporation and of OFI  Institutional
                               Asset   Management,   Inc.   Formerly   Executive
                               Director  and   portfolio   manager  for  Miller,
                               Anderson  &   Sherrerd,   a  division  of  Morgan
                               Stanley Investment  Management (August 1993-April
                               2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
LuAnn Mascia,                  Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Susan Mattisinko,              Assistant  Secretary  (as  of  January  2004)  of
Vice President                 HarbourView    Asset   Management    Corporation,
                               OppenheimerFunds   Legacy  Program,  OFI  Private
                               Investments,  Inc.  and OFI  Institutional  Asset
                               Management,  Inc. Formerly an Associate at Sidley
                               Austin Brown and Wood LLP (1995 - October 2003).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elizabeth McCormack,           Assistant    Secretary   of   HarbourView   Asset
Assistant Vice President       Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph McGovern,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles L. McKenzie,           As  of  May  2003:   Chief   Executive   Officer,
Senior Vice President          President,  Senior Managing Director and Director
                               of HarbourView  Asset Management  Corporation and
                               OFI   Institutional   Asset   Management,   Inc.;
                               President,   Chairman  and  Director  of  Trinity
                               Investment Management Corporation
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Andrew J. Mika,                None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joy Milan,                     None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Nikolaos D. Monoyios,          None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles Moon,                  Vice  President of HarbourView  Asset  Management
Vice President                 Corporation  and  of  OFI   Institutional   Asset
                               Management,  Inc. Formerly an Executive  Director
                               and  Portfolio  Manager  with  Miller  Anderson &
                               Sherrerd,    a   division   of   Morgan   Stanley
                               Investment Management (June 1999-March 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Murphy,                   Director of OppenheimerFunds  Distributor,  Inc.,
Chairman, President, Chief     Centennial    Asset    Management    Corporation,
Executive Officer & Director   HarbourView  Asset  Management  Corporation,  OFI

                               Private  Investments,   Inc.,  OFI  Institutional
                               Asset   Management,    Inc.,    Tremont   Capital
                               Management,    Inc.   and   Trinity   Investments
                               Management Corporation;  President and Management
                               Director  of   Oppenheimer   Acquisition   Corp.;
                               President    and    Director    of    Oppenheimer
                               Partnership  Holdings,   Inc.,  Oppenheimer  Real
                               Asset Management,  Inc.; Chairman and Director of
                               Shareholder   Financial   Services,    Inc.   and
                               Shareholder   Services,   Inc.;   Executive  Vice
                               President of MassMutual  Life Insurance  Company;
                               director of DLB Acquisition Corp.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin Murray,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas J. Murray,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth Nadler,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina Nasta,               Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Nichols,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William Norman,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John O'Hare,                   Formerly  Executive  Vice President and Portfolio
Vice President                 Manager  (June 2000 - August 2003) and  Portfolio
                               Manager and Senior Vice President  (August 1997 -
                               June 2000) at Geneva Capital Management, Ltd.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Lerae A. Palumbo,              None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Frank J. Pavlak,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David P. Pellegrino,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Allison C. Pells,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Susan Pergament,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Petersen,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

David Pfeffer,                 Formerly,  Director and Chief  Financial  Officer
Senior Vice President and      at   Citigroup   Asset    Management    (February
Chief Financial Officer        2000-February 2004).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James F. Phillips,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gary Pilc,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Peter E. Pisapia,              Formerly,  Associate  Counsel at SunAmerica Asset
Assistant Vice President &     Management Corp. (December 2000-December 2002).
Assistant Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raghaw Prasad,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jane C. Putnam,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael E. Quinn,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julie S. Radtke,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Norma J. Rapini,               None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian N. Reid,                 Formerly an Assistant  Vice  President with Eaton
Assistant Vice President       Vance Management (January 2000-January 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marc Reinganum,                Formerly  (until  August  2002)  Vaughn  Rauscher
Vice President                 Chair  in  Financial  Investments  and  Director,
                               Finance    Institute   of   Southern    Methodist
                               University, Texas.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill Reiter,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kristina Richardson,           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Claire Ring,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Robertson,               Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rob Robis,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Antoinette Rodriguez,          None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stacey Roode,                  Formerly,   Assistant  Vice  President  of  Human
Vice President                 Resources of OFI (200-July 2002)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey S. Rosen,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stacy Roth,                    None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James H. Ruff,                 President   and   Director  of   OppenheimerFunds
Executive Vice President       Distributor,    Inc.   and    Centennial    Asset
                               Management Corporation;  Executive Vice President
                               of OFI Private Investments, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Andrew Ruotolo,                Vice   Chairman,   Treasurer,   Chief   Financial
Executive Vice President and   Officer and  Management  Director of  Oppenheimer
Director                       Acquisition  Corp.;  President  and  Director  of
                               Shareholder   Services,   Inc.  and   Shareholder
                               Financial  Services,  Inc.;  Director  of Trinity
                               Investment  Management  Corporation;  Chairman of
                               the Board,  Chief  Executive  Officer,  President
                               and Director of OFI Trust Company.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Kim Russomanno,                None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rohit Sah,                     None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Valerie Sanders,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Karen Sandler,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tricia Scarlata,               Formerly,  Marketing Manager of OppenheimerFunds,
Vice President                 Inc. (April 2001-August 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Rudi Schadt,                   Formerly  a   consultant   for  Arthur   Andersen
Assistant Vice President       (August 2001-February 2002).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ellen P. Schoenfeld,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maria Schulte,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott A. Schwegel,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Allan P. Sedmak                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer L. Sexton,            Senior    Vice    President    of   OFI   Private
Vice President                 Investments, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martha A. Shapiro,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Navin Sharma,                  Formerly,  Manager  at BNP  Paribas  Cooper  Neff
Vice President                 Advisors (May 2001-April 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven J. Sheerin,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bonnie Sherman,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David C. Sitgreaves,           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Edward James Sivigny           Formerly  a  Director  for  ABN  Amro  Securities
Assistant Vice President       (July 2001-July 2002).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Enrique H. Smith,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Louis Sortino,                 None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Keith J. Spencer,              None
Senior Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Marco Antonio Spinar,          None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard A. Stein,              None
Vice President: Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Arthur P. Steinmetz,           Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer Stevens,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gregory J. Stitt,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John P. Stoma,                 Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Stricker,              Vice President of Shareholder Services, Inc.
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Deborah A. Sullivan,           Secretary  (since  December  2001)  of OFI  Trust
Assistant Vice President,      Company.
Assistant Counsel

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mary Sullivan,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Sussman,               Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Susan B. Switzer,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martin Telles,                 Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Temple,                   Formerly  a  Vice   President  of  Merrill  Lynch
Vice President                 (October 2001-January 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Jeaneen Terrio,                None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Vincent Toner,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eamon Tubridy,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Keith Tucker,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James F. Turner,               Formerly   portfolio   manager   for   Technology
Vice President                 Crossover Ventures (May 2000-March 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tane Tyler,                    Formerly Vice  President  and  Assistant  General
Vice President and Associate   Counsel at INVESCO Funds Group,  Inc.  (September
Counsel                        1991 - December 2003)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cameron Ullyat,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Angela Utaro,                  None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Mark S. Vandehey,              Vice President of  OppenheimerFunds  Distributor,
Senior Vice President and      Inc.,  Centennial  Asset  Management  Corporation
Chief Compliance Officer       and Shareholder  Services,  Inc.  Formerly (until
                               March 2004) Vice  President of  OppenheimerFunds,
                               Inc.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maureen Van Norstrand,         None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Rene Vecka,                    Formerly Vice President of Shareholder  Services,
Assistant Vice President,      Inc. (September 2000-July 2003).
Rochester Division

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Vincent Vermette,              Vice President of  OppenheimerFunds  Distributor,
Assistant Vice President       Inc.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillip F. Vottiero,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Lisa Walsh,                    None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Patricia Walters,              None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Teresa M. Ward,                Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jerry A. Webman,               Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher D. Weiler,         None
Vice President: Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Barry D. Weiss,                Vice  President of HarbourView  Asset  Management
Vice President                 Corporation
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Melissa Lynn Weiss,            Formerly an Associate  at Hoguet  Newman & Regal,
Vice President                 LLP (January 1998-May 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christine Wells,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph J. Welsh,               Vice  President of HarbourView  Asset  Management
Vice President                 Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Diederick Wermolder,           Director of  OppenheimerFunds  International Ltd.
Senior Vice President          and  OppenheimerFunds  plc; Senior Vice President
                               (Managing    Director   of   the    International
                               Division) of OFI Institutional  Asset Management,
                               Inc.;   Director   of   OppenheimerFunds   (Asia)
                               Limited.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Catherine M. White,            Assistant  Vice  President  of   OppenheimerFunds
Assistant Vice President       Distributor,   Inc.;   member  of  the   American
                               Society of Pension Actuaries (ASPA) since 1995.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Annabel Whiting,               None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William L. Wilby,              Formerly  Senior Vice  President  of  HarbourView
Senior Vice President          Asset   Management   Corporation  (May  1999-July
                               2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donna M. Winn,                 President,  Chief Executive  Officer and Director
Senior Vice President          of OFI Private  Investments,  Inc.;  Director and
                               President  of  OppenheimerFunds  Legacy  Program;
                               Senior   Vice   President   of   OppenheimerFunds
                               Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth Winston,               None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Witkower,               Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian W. Wixted,               Treasurer   of   HarbourView   Asset   Management
Senior Vice President and      Corporation;    OppenheimerFunds    International
Treasurer                      Ltd.,  Oppenheimer  Partnership  Holdings,  Inc.,

                               Oppenheimer   Real   Asset   Management,    Inc.,
                               Shareholder    Services,     Inc.,    Shareholder
                               Financial    Services,    Inc.,    OFI    Private
                               Investments,   Inc.,  OFI   Institutional   Asset
                               Management,   Inc.,   OppenheimerFunds   plc  and
                               OppenheimerFunds  Legacy  Program;  Treasurer and
                               Chief  Financial  Officer  of OFI Trust  Company;
                               Assistant  Treasurer of  Oppenheimer  Acquisition
                               Corp.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Carol Wolf,                    Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management  Corporation;  serves  on the Board of
                               the Colorado Ballet.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Kurt Wolfgruber,               Director  of  Tremont  Capital  Management,  Inc.
Executive Vice President,      (since  July  20012),  and of  HarbourView  Asset
Chief Investment Officer and   Management   Corporation  and  OFI  Institutional
Director                       Asset Management, Inc. (since June 2003)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Caleb C. Wong,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward C. Yoensky,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill Zachman,                  None
Vice President: Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lucy Zachman,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack                 General Counsel and Director of  OppenheimerFunds
Executive Vice President and   Distributor,  Inc.; General Counsel of Centennial
General Counsel                Asset   Management   Corporation;   Senior   Vice

                               President  and  General  Counsel  of  HarbourView
                               Asset    Management     Corporation    and    OFI
                               Institutional  Asset  Management,   Inc.;  Senior
                               Vice  President,  General Counsel and Director of
                               Shareholder     Financial     Services,     Inc.,
                               Shareholder    Services,    Inc.,   OFI   Private
                               Investments,  Inc.  and OFI Trust  Company;  Vice
                               President    and    Director    of    Oppenheimer
                               Partnership   Holdings,    Inc.;   Director   and
                               Assistant  Secretary  of  OppenheimerFunds   plc;
                               Secretary  and  General  Counsel  of  Oppenheimer
                               Acquisition   Corp.;   Director   and   Assistant
                               Secretary   of   OppenheimerFunds   International
                               Ltd.;   Director   of   Oppenheimer   Real  Asset
                               Management,   Inc.  and  OppenheimerFunds  (Asia)
                               Limited);   Vice  President  of  OppenheimerFunds
                               Legacy Program.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Neal A. Zamore,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark D. Zavanelli,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alex Zhou,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Arthur J. Zimmer,              Senior  Vice  President  (since  April  1999)  of
Senior Vice President          HarbourView Asset Management Corporation.
---------------------------------------------------------------------------------

Item 27. Principal Underwriter
------------------------------

(a)   OppenheimerFunds Distributor, Inc. is the Distributor of the
Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration
Statement and listed in Item 26(b) above (except Oppenheimer Multi-Sector
Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional
Funds.

(b)   The directors and officers of the Registrant's principal underwriter are:

---------------------------------------------------------------------------------
Name & Principal                Position & Office         Position and Office
Business Address                with Underwriter          with Registrant
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Agan(1)                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Janette Aprilante(1)            Secretary                 None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Barker                    Vice President            None
2901B N. Lakewood Avenue
Chicago, IL 60657
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Beichert(1)            Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert J. Bishop(1)             Treasurer                 None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Douglas S. Blankenship          Vice President            None
17011 Wood Bark Road
Springs, TX 77379
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Blinzler(1)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David A Borrelli                Vice President            None
105 Black Calla Ct.
San Ramon, CA 94583
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michelle Brennan                Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
L. Scott Brooks(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin E. Brosmith               Senior Vice President     None
5 Deer Path
South Natlick, MA 01760
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey W. Bryan                Vice President            None
1048 Malaga Avenue
Coral Gables, FL 33134
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Susan Burton                    Vice President            None
4127 Towne Green Circle
Addison, TX 75001
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Andrew Chonofsky                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Melissa Clayton                 Assistant Vice President  None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert A. Coli                  Vice President            None
12 White Tail Lane
Bedminster, NJ 07921
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey D. Damia(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Davis(2)                   Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stephen J. Demetrovits(2)       Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph A. DiMauro               Vice President            None
522 Lakeland Avenue
Grosse Pointe, MI 48230
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven Dombrower(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George P. Dougherty             Vice President            None
328 Regency Drive
North Wales, PA 19454
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cliff H. Dunteman               Vice President            None
N 53 27761 Bantry Road
Sussex, WI 53089-45533
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Eiler(2)                   Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kent M. Elwell                  Vice President            None
35 Crown Terrace
Yardley, PA 19067
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gregg A. Everett                Vice President            None
4328 Auston Way
Palm Harbor, FL 34685-4017
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George R. Fahey                 Senior Vice President     None
2 Pheasant Drive
Ringoes, NJ 08551
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric C. Fallon                  Vice President            None
10 Worth Circle
Newton, MA 02458
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Joseph Fernandez                Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark J. Ferro(2)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald H. Fielding(3)           Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Eric Fishel                     Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Patrick W. Flynn (1)            Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John E. Forrest(2)              Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John ("J) Fortuna(2)            Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
P. Lyman Foster(2)              Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Richard Frank                   Vice Prsident             None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lucio Giliberti                 Vice President            None
6 Cyndi Court
Flemington, NJ 08822
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raquel Granahan(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ralph Grant                     Senior Vice President     None
10 Boathouse Close
Mt. Pleasant, SC 29464
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael D. Guman                Vice President            None
3913 Pleasant Avenue
Allentown, PA 18103
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Clifford W. Heidinger           Vice President            None
111 Ipswich Road
Boxford, MA 01921
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillipe D. Hemery              Vice President            None
5 Duck Pond Lane
Ramsey, NJ 07446
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Kevin Hennessey                 Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elyse R. Jurman Herman          Vice President            None
3150 Equestrian Drive
Boca Raton, FL 33496
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wendy G. Hetson                 Vice President            None
4 Craig Street
Jericho, NY 11753
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William E. Hortz(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward Hrybenko(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian F. Husch(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives(1)             Vice President &          Assistant Secretary
                                Assistant Secretary
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric K. Johnson(1)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark D. Johnson                 Vice President            None
15792 Scenic Green Court
Chesterfield, MO 63017
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina J. Keller(2)          Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian G. Kelly                  Vice President            None
76 Daybreak Road
Southport, CT 06490
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Keogh(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Klassen(1)                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Klein                   Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Knott(1)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dean Kopperud(2)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brent A. Krantz                 Senior Vice President     None
P. O. Box 1313
Seahurst, WA 98062
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David T. Kuzia                  Vice President            None
19102 Miranda Circle
Omaha, NE 68130
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Lange(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul R. LeMire                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Evan M. Lereah                  Vice President            None
1468 Catlin Lane
Alexandria, VA 22311
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Malissa Lischin(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James V. Loehle                 Vice President            None
30 Wesley Hill Lane
Warwick, NY 10990
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Montana Low                     Vice President            None
1636 N. Wells Street, Apt. 3411
Chicago, IL 60614
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig Lyman                     Vice President            None
7578 Massachusetts Pl
Rancho Cucamonga, CA 91730
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John J. Lynch                   Vice President            None
6325 Bryan Parkway
Dallas, TX 75214
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Macken                     Vice President            None
462 Lincoln Avenue
Sayville, NY 11782
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Magee(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Michael Malik                   Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven C. Manns                 Vice President            None
1627 N. Hermitage Avenue
Chicago, IL 60622
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Todd A. Marion                  Vice President            None
24 Midland Avenue
Cold Spring Harbor, NY 11724
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
LuAnn Mascia(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Theresa-Marie Maynier           Vice President            None
2421 Charlotte Drive
Charlotte, NC 28203
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Anthony P. Mazzariello          Vice President            None
8 Fairway Road
Sewickley, PA 15143
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John C. McDonough               Vice President            None
3812 Leland Street
Chevy Chase, MD 20815
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kent C. McGowan                 Vice President            None
9510 190th Place SE
Edmonds, WA 98020
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Craig Meister                   Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel Melehan                  Vice President            None
906 Bridgeport Court
San Marcos, CA 92069
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Mezzanotte                 Vice President            None
16 Cullen Way
Exeter, NH 03833
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Moser(1)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

John V. Murphy(2)               Director                  President & Trustee

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wendy Jean Murray               Vice President            None
32 Carolin Road
Upper Montclair, NJ 07043
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina Nasta(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin P. Neznek(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bradford Norford                Vice President            None
2217 Ivan Street #911
Dallas, TX 75201
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alan Panzer                     Vice President            None
6755 Ridge Mill Lane
Atlanta, GA 30328
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian C. Perkes                 Vice President            None
8734 Shady Shore Drive
Frisco, TX 75034
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles K. Pettit               Vice President            None
22 Fall Meadow Drive
Pittsford, NY 14534
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gazell Pettway, Jr.             Vice President            None
18970 Vogel Farm Trail
Eden Paire, MN 55347
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elaine Puleo-Carter(2)          Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher L. Quinson          Vice President            None
7675 Cayuga Drive
Cincinnati, OH 45243
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Minnie Ra                       Vice President            None
100 Dolores Street, #203
Carmel, CA 93923
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gary D. Rakan                   Vice President            None
10860 Fairwoods Drive
Fishers, IN 46038
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dusting Raring                  Vice President            None
27 Blakemore Drive
Ladera Ranch, CA 92797
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael A. Raso                 Vice President            None
3 Vine Place
Larchmont, NY 10538
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Douglas Rentschler              Vice President            None
677 Middlesex Road
Grosse Pointe Park, MI 48230
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ruxandra Risko(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David R. Robertson(2)           Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Ian Roche                       Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth A. Rosenson             Vice President            None
24753 Vantage Pt. Terrace
Malibu, CA 90265
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James H. Ruff(2)                President & Director      None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William R. Rylander             Vice President            None
85 Evergreen Road
Vernon, CT 06066
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Sabow                    Vice President            None
6617 Southcrest Drive
Edina, MN 55435
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Saunders                   Vice President            None
911 North Orange Avenue #401
Orlando, FL 32801
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill E. Schmitt (Crockett)(2)   Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Schmitt(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

William Schories                Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric Sharp                      Vice President            None
862 McNeill Circle
Woodland, CA 95695
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Debbie A. Simon                 Vice President            None
1 W. Superior Street, Apt. 4101
Chicago, IL 60610
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Douglas Bruce Smith             Vice President            None
8927 35th Street W.
University Place, WA 98466
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Steven Stablein                 Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bryan Stein                     Vice President            None
5897 NW 120th Terrace
Coral Springs, FL 33076
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Stoma(2)                   Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Wayne Strauss                   Assistant Vice President  None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian C. Summe                  Vice President            None
2479 Legends Way
Crestview Hills, KY 41017
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Sussman(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George T. Sweeney               Senior Vice President     None
5 Smoke House Lane
Hummelstown, PA 17036
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Taylor(2)                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martin Telles(2)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David G. Thomas                 Vice President            None
16628 Elk Run Court
Leesburg, VA 20176
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bryan K.Toma                    Vice President            None
7311 W. 145th Terrace
Overland Park, KS 66223
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Vandehey(1)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Vincent Vermete                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth Lediard Ward            Vice President            None
1400 Cottonwood Valley Circle
N.
Irving, TX 75038
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Teresa Ward(1)                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael J. Weigner              Vice President            None
4905 W. San Nicholas Street
Tampa, FL 33629
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donn Weise                      Vice President            None
3249 Earlmar Drive
Los Angeles, CA 90064
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Catherine White(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Wilson(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donna Winn(2)                   Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Witkower(2)              Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cary Patrick Wozniak            Vice President            None
18808 Bravata Court
San Diego, CA 92128
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Charles Young              Vice President            None
3914 Southwestern
Houston, TX 77005
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Jill Zachman                    Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack(2)               General Counsel &         Vice President &
                                Director                  Secretary
---------------------------------------------------------------------------------

(1)6803 South Tucson Way, Centennial, CO 80112-3924
(2)Two World Financial  Center,  225 Liberty Street,  11th Floor, New York, NY
10281-1008
(3)350 Linden Oaks, Rochester, NY 14623

(c)   Not applicable.

Item 28. Location of Accounts and Records
-----------------------------------------

The  accounts,  books  and  other  documents  required  to  be  maintained  by
Registrant  pursuant to Section  31(a) of the  Investment  Company Act of 1940
and rules  promulgated  thereunder are in the possession of  OppenheimerFunds,
Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services
----------------------------

Not applicable

Item 30. Undertakings
---------------------

Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the
Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to
Rule 485(a) under the Securities Act of 1933 and has duly caused this
Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe and State of Colorado on
the 26th day of April, 2004.

                        Oppenheimer Variable Account Funds

                        By: /s/ John V. Murphy*
                        ---------------------------------------------
                        John V. Murphy, President,
                        Principal Executive Officer & Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                   Title                       Date
----------                   -----                       ----

/s/ William L. Armstrong*    Chairman of the             April 26, 2004
---------------------------  Board of Trustees
William L. Armstrong

/s/ John V. Murphy*          President, Principal        April 26, 2004
------------------------     Executive Officer & Trustee
John V. Murphy

/s/ Brian W. Wixted*         Treasurer, Principal        April 26, 2004
-------------------------    Financial &
Brian W. Wixted              Accounting Officer

/s/ Robert G. Avis*          Trustee                     April 26, 2004

---------------------
Robert G. Avis

/s/ George Bowen*            Trustee                     April 26, 2004

----------------------
George Bowen

/s/ Edward Cameron*          Trustee                     April 26, 2004

------------------------
Edward Cameron

/s/ Jon S. Fossel*           Trustee                     April 26, 2004

--------------------
Jon S. Fossel

/s/ Sam Freedman*            Trustee                     April 26, 2004

---------------------
Sam Freedman

/s/ Beverly L. Hamilton*

-------------------------    Trustee                     April 26, 2004
Beverly L. Hamilton

/s/ Robert J. Malone*

-----------------------      Trustee                     April 26, 2004
Robert J. Malone

/s/ F. William Marshall, Jr.*  Trustee                   April 26, 2004

----------------------------
F. William Marshall, Jr.

*By: /s/ Robert G. Zack

 -----------------------------------------

 Robert G. Zack, Attorney-in-Fact

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS

                       Post-Effective Amendment No. 43

                           Registration No. 2-93177

                                EXHIBIT INDEX
                                -------------

Exhibit No.       Description
-----------       -----------

23(a)(i)          Fifteenth Amended and Restated Declaration of Trust

23(j)             Independent Auditors' Consent